UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07123

Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/17

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Global Dynamic Bond Fund

Dreyfus Global Real Return Fund

Dreyfus Total Emerging Markets Fund

Dynamic Total Return Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Global Real Return Fund

ANNUAL REPORT October 31, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Global Real Return Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Real Return Fund, covering the 12-month period from November 1, 2016 through October 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over the first 10 months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through October 31, 2017, as provided by portfolio managers Suzanne Hutchins (Lead) and Aron Pataki, of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2017, Dreyfus Global Real Return Fund’s Class A shares produced a total return of 0.47%, Class C shares returned -0.23%, Class I shares returned 0.82%, and Class Y shares returned 0.92%.1 In comparison, the fund’s benchmark, the Citi One-Month U.S. Treasury Bill Index, and the fund’s performance baseline benchmark, the USD 1-Month LIBOR, produced total returns of 0.67% and 0.98%, respectively, for the same period.2,3

Stocks rallied over the reporting period amid improving global economic growth, but bonds produced more modest returns. The fund’s Class A, Class I and Class Y shares achieved mildly positive absolute returns in this environment.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund uses an actively managed multi-asset strategy, investing to produce positive absolute or real returns with less volatility than major equity markets over a complete market cycle. Although the fund is not managed to a benchmark, the fund seeks to provide a minimum average annual total return of USD 1-Month LIBOR plus 4% before fees and expenses over a rolling five-year period.

The fund allocates its investments among global equities, bonds and cash, and, generally to a lesser extent, other asset classes, including real estate, commodities, currencies and alternative or non-traditional asset classes and strategies, primarily those accessed through derivative instruments. The portfolio does not use leverage at a total fund level. The fund’s portfolio managers combine a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection based on fundamental research to allocate the fund’s investments among and within asset classes. In choosing investments, the portfolio managers consider key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as changing demographics, the impact of new technologies and the globalization of industries and brands; relative valuations of equity securities, bonds and other asset classes; long-term trends in currency movements; and company fundamentals.

The fund’s investments will be focused globally among the developed and emerging capital markets of the world. The portfolio managers have considerable latitude in allocating the fund’s investments and in selecting securities and derivative instruments to implement the fund’s investment approach. The fund may use to a significant degree derivative instruments, such as options, futures, options on futures, forward contracts, swap agreements and structured notes, as a substitute for investing directly in equities, bonds, currencies and other asset classes in connection with its investment strategy. The fund also may use derivatives as part of a hedging strategy related to the management of the fund.

Economic and Political Developments Drove Markets Higher

Global equity markets were reenergized after the U.S. presidential election in November 2016, when investors began to anticipate pro-business policies from a new presidential administration. In early 2017, better-than-expected corporate earnings and encouraging global economic developments drove global stocks to new highs. Investors also responded positively to encouraging economic data in Europe and Japan.

Bonds, gold, and other “safe-haven” assets fared less well in this environment, in part due to pronounced weakness during the pro-growth market rotation at the end of 2016. Bonds later recovered when moderating long-term interest rates and muted inflation offset earlier market weakness.

Fund Strategies Produced Mixed Results

The fund’s returns were undermined by declines in the price of government bonds, gold and other “safe-haven” investments during the final two months of 2016, when investors responded to expectations of greater global economic growth and rising inflationary pressures. In addition, the fund’s equity holdings

3

DISCUSSION OF FUND PERFORMANCE (continued)

trailed broad global indices at the time due to our emphasis on traditionally defensive market segments, such as the utilities, telecommunication services, and consumer staples sectors.

The fund’s performance improved in 2017. Equity holdings produced solid gains, most notably in consumer-related sectors, where Wolters Kluwer and Unilever were strong performers. The fund’s technology holdings also fared well, with Microsoft delivering robust returns as its profitability improved. Samsung SDI was also a notably positive contributor as it benefited from the rising popularity of electric vehicles.

The fund’s stabilizing assets and hedging positions, which are designed to dampen volatility, proved negative, largely owing to derivatives protection on the equity portion of the portfolio. Bond options, employed as a hedge against a significant rise in bond yields, weighed to a lesser degree on fund results.

Containing Risk in a Changing Economic Environment

Moderate economic growth and abundant liquidity have continued to support riskier assets. However, we believe that economic momentum is likely to have peaked in 2017 due to a structural backdrop of disruption by new technologies, overcapacity, adverse demographics, and heavy debt. Financial markets could be derailed as central banks adopt less accommodative monetary policies.

We have remained focused on maintaining risk at contained levels, and we have continued to emphasize companies with stable growth franchises, healthy levels of cash generation, and high returns on capital. Our recent decision to reduce the fund’s interest-rate sensitivity reflects our belief that real yields could rise amid tighter financial conditions.

November 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2018, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Bloomberg — The London Interbank Offered Rate (LIBOR) is the average interest rate at which leading banks borrow funds of a sizable amount from other banks in the London market. LIBOR is the most widely used “benchmark” or reference rate for short-term interest rates. Investors cannot invest directly in any index.

3 Source: Lipper, Inc. — The Citi One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The Citi One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

Because the fund seeks to provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies, the fund’s performance will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.

The fund may, but is not required to, use derivative instruments, such as options, futures, options on futures, forward contracts, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Global Real Return Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Citi One-Month U.S. Treasury Bill Index and USD 1-Month LIBOR

† Source: Bloomberg L.P.

†† Source: Lipper Inc.

††† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Global Real Return Fund on 5/12/10 (inception date) to a $10,000 investment made in the Citi One-Month U.S. Treasury Bill Index and USD 1-Month LIBOR on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Citi One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The Citi One-Month U.S. Treasury Bill Index measures returns equivalent of yield averages. The instruments are not marked to market. The London Interbank Offered Rate (LIBOR) is the average interest rate at which leading banks borrow funds of a sizable amount from other banks in the London market. LIBOR is the most widely used "benchmark" or reference rate for short-term interest rates. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/17
	Inception Date	1 Year	5 Years	From Inception
Class A shares
with maximum sales charge (5.75%)	5/12/10	-5.32%	1.89%	3.01%
without sales charge	5/12/10	0.47%	3.10%	3.83%
Class C shares
with applicable redemption charge†	5/12/10	-1.21%	2.35%	3.08%
without redemption	5/12/10	-0.23%	2.35%	3.08%
Class I shares	5/12/10	0.82%	3.41%	4.13%
Class Y shares	7/1/13	0.92%	3.46%††	4.07%††
USD 1-Month LIBOR	4/30/10	0.98%	0.39%	0.35%†††
Citi One-Month U.S. Treasury Bill Index	4/30/10	0.67%	0.18%	0.15%†††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

††† For comparative purposes, the value of each Index as of 4/30/10 is used as the beginning value on 5/12/10.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Real Return Fund from May 1, 2017 to October 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.83	$9.61	$4.56	$4.11
Ending value (after expenses)	$1,010.50	$1,007.20	$1,011.90	$1,012.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.85	$9.65	$4.58	$4.13
Ending value (after expenses)	$1,019.41	$1,015.63	$1,020.67	$1,021.12

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, .90% for Class I and .81% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2017

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 32.2%
Australia - 5.2%
Australian Government, Sr. Unscd. Bonds, Ser. 144	AUD	3.75	4/21/37	23,999,000		19,976,280
Australian Government, Sr. Unscd. Bonds, Ser. 147	AUD	3.25	6/21/39	11,738,000		8,979,441
Australian Government, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/47	48,938,000		34,429,678
New South Wales Treasury, Govt. Gtd. Notes, Ser. CIB1	AUD	2.75	11/20/25	6,226,300	[b]	6,849,364
Treasury Corp. of Victoria, Govt. Gtd. Notes	AUD	5.50	11/17/26	12,926,000		11,968,998
					82,203,761
Brazil - 1.9%
Brazilian Government, Sr. Unscd. Bonds		4.88	1/22/21	15,737,000		16,838,590
Brazilian Government, Sr. Unscd. Bonds		5.00	1/27/45	3,663,000		3,398,837
Petrobras Global Finance, Gtd. Notes		7.38	1/17/27	1,312,000		1,458,944
Petrobras Global Finance, Gtd. Notes		6.75	1/27/41	7,560,000		7,635,600
					29,331,971
Canada - 1.7%
Canada Housing Trust No 1, Govt. Gtd. Bonds	CAD	2.35	6/15/27	35,080,000		27,077,485
Ecuador - .1%
Ecuadorian Government, Sr. Unscd. Notes		8.88	10/23/27	1,190,000		1,218,262
France - .6%
SFR Group, Sr. Scd. Notes		7.38	5/1/26	8,434,000	[c]	9,098,177
Germany - .3%
SIG Combibloc Holdings, Sr. Scd. Notes	EUR	7.75	2/15/23	3,388,000		4,177,957
India - .1%
National Highways Authority of India, Sr. Unscd. Bonds	INR	7.30	5/18/22	120,000,000		1,899,584
Indonesia - .5%
Indonesian Government, Sr. Unscd. Bonds, Ser. FR72	IDR	8.25	5/15/36	102,516,000,000		8,182,383
Japan - .3%
SoftBank Group, Sub. Notes, 3 Month LIBOR + 4.23%		6.00	12/31/49	5,284,000	[d]	5,373,564

8

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 32.2% (continued)
Mexico - 1.7%
Mexican Government, Bonds, Ser. M 20	MXN	10.00	12/5/24	428,114,700		25,920,682
Netherlands - .0%
Dufry One, Gtd. Notes	EUR	2.50	10/15/24	304,000		363,943
New Zealand - 2.5%
New Zealand Government, Sr. Unscd. Bonds, Ser. 0427	NZD	4.50	4/15/27	17,724,000		13,706,358
New Zealand Government, Sr. Unscd. Bonds, Ser. 0437	NZD	2.75	4/15/37	13,529,000		8,338,959
New Zealand Government, Sr. Unscd. Bonds, Ser. 0521	NZD	6.00	5/15/21	16,563,000		12,813,065
New Zealand Government, Sr. Unscd. Bonds, Ser. 0940	NZD	2.50	9/20/40	5,000,000	[e]	3,698,857
					38,557,239
Peru - .0%
Petroleos del Peru, Sr. Unscd. Notes		5.63	6/19/47	690,000		728,088
United Kingdom - 2.2%
Anglian Water Services Financing, Sr. Scd. Notes, Ser. A8	GBP	3.67	7/30/24	151,000	[f]	402,963
Arqiva Broadcast Finance, Sr. Scd. Notes	GBP	9.50	3/31/20	4,722,000		6,632,111
British Telecommunications, Sr. Unscd. Notes	GBP	3.50	4/25/25	533,000	[f]	1,495,584
CPUK Finance, Scd. Bonds	GBP	4.25	2/28/47	630,000		859,218
Dwr Cymru Financing, Scd. Notes	GBP	1.86	3/31/48	150,000	[f]	417,691
High Speed Rail Finance 1, Sr. Scd. Notes	GBP	1.57	11/1/38	268,000	[f]	549,425
National Grid Electricity Transmission, Insured Bonds	GBP	2.98	7/8/18	667,000	[f]	1,422,826
Network Rail Infrastructure Finance, Govt. Gtd. Notes, Ser. RPI	GBP	1.75	11/22/27	865,000	[f]	2,069,847
Sable International Finance, Gtd. Notes		6.88	8/1/22	2,029,000	[c]	2,181,175
Scotland Gas Networks, Insured Notes, Ser. A2S	GBP	2.13	10/21/22	300,000	[f]	660,910
Tesco, Sr. Unscd. Notes	GBP	6.13	2/24/22	882,000		1,358,281
Tesco, Sr. Unscd. Notes	GBP	3.32	11/5/25	3,960,000	[f]	9,923,704
Tesco Property Finance 3, Scd. Bonds	GBP	5.74	4/13/40	3,720,715		5,886,471
					33,860,206

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 32.2% (continued)
United States - 15.1%
AT&T, Sr. Unscd. Notes	3.40	8/14/24	11,433,000		11,448,912
CCO Holdings, Sr. Unscd. Notes	5.50	5/1/26	2,422,000	[c]	2,488,605
CCO Holdings, Sr. Unscd. Notes	5.88	5/1/27	1,610,000	[c]	1,690,017
CEMEX Finance, Sr. Scd. Notes	6.00	4/1/24	4,520,000		4,791,200
EMC, Sr. Unscd. Notes	1.88	6/1/18	4,304,000		4,293,610
Post Holdings, Gtd. Notes	6.00	12/15/22	2,726,000	[c]	2,865,707
Sprint, Gtd. Notes	7.88	9/15/23	3,180,000		3,561,600
Sprint, Gtd. Notes	7.13	6/15/24	3,548,000		3,844,045
Sprint Capital, Gtd. Notes	8.75	3/15/32	6,102,000		7,413,930
Sprint Communications, Sr. Scd. Debs.	9.25	4/15/22	404,000		497,930
T-Mobile USA, Gtd. Notes	6.00	3/1/23	2,563,000		2,707,169
T-Mobile USA, Gtd. Notes	6.00	4/15/24	3,236,000		3,470,610
U.S. Treasury Notes	1.75	11/30/21	32,294,000		32,089,640
U.S. Treasury Notes	1.63	8/31/22	46,829,400		46,007,141
U.S. Treasury Notes	2.13	7/31/24	61,424,100		61,086,986
U.S. Treasury Notes	2.13	9/30/24	45,245,200		44,956,232
Western Digital, Gtd. Notes	10.50	4/1/24	3,339,000		3,926,664
				237,139,998
Total Bonds and Notes (cost $505,392,612)			505,133,300
Description			Shares		Value ($)
Common Stocks - 60.1%
Australia - 1.6%
Dexus Property Group			2,547,591		19,049,559
Newcrest Mining			332,773		5,707,562
				24,757,121
Canada - 2.0%
Agnico Eagle Mines			85,247		3,806,083
Alacer Gold			1,314,536	[g]	2,048,072
Alamos Gold, Cl. A			342,676		2,170,113
Barrick Gold			292,114		4,221,047
Detour Gold			294,625	[g]	3,140,139

10

Description	Shares	Value ($)
Common Stocks - 60.1% (continued)
Canada - 2.0% (continued)
Eldorado Gold	1,017,224	1,277,345
Kinross Gold	469,416	[g] 1,855,687
New Gold	781,824	[g] 2,587,697
OceanaGold	909,639	2,439,618
Wheaton Precious Metals	390,755	8,108,295
		31,654,096
Denmark - 1.6%
Orsted	461,292	[c] 25,850,982
France - 1.8%
Total	292,804	16,327,145
Vivendi	460,417	11,436,950
		27,764,095
Germany - 5.2%
Bayer	129,622	16,865,597
Deutsche Wohnen	341,981	14,565,902
Infineon Technologies	480,033	13,143,202
LEG Immobilien	147,078	14,939,430
SAP	53,537	6,090,326
Telefonica Deutschland Holding	2,392,704	12,160,292
Vonovia	73,442	3,230,326
		80,995,075
Hong Kong - 1.9%
AIA Group	1,863,800	14,023,773
Link REIT	1,886,500	15,851,011
		29,874,784
India - .7%
ITC	1,229,968	5,053,938
LIC Housing Finance, GDR	302,231	5,595,807
		10,649,745
Ireland - 1.2%
Allied Irish Banks	1,545,084	9,132,136
CRH	257,052	9,675,340
		18,807,476
Israel - .2%
Teva Pharmaceutical Industries, ADR	224,101	3,092,594
Japan - 3.2%
Japan Tobacco	842,600	27,766,784
Suntory Beverage & Food	151,200	6,901,438
Suzuki Motor	248,300	13,484,477
Yokogawa Electric	91,800	1,726,119
		49,878,818
Mexico - .6%
Fresnillo	153,174	2,648,753

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 60.1% (continued)
Mexico - .6% (continued)
Wal-Mart de Mexico	2,899,500	6,491,141
		9,139,894
Netherlands - 4.4%
RELX	982,486	22,190,853
Unilever	246,867	14,350,827
Wolters Kluwer	668,250	32,755,521
		69,297,201
New Zealand - .1%
Spark New Zealand	582,106	1,465,871
South Africa - .2%
Gold Fields	798,043	3,185,681
South Korea - 2.0%
Macquarie Korea Infrastructure Fund	1,334,655	10,149,739
Samsung SDI	116,588	21,437,165
		31,586,904
Switzerland - 4.5%
Novartis	427,562	35,228,383
Roche Holding	102,251	23,624,373
Zurich Insurance Group	35,918	10,962,794
		69,815,550
Taiwan - 1.3%
Taiwan Semiconductor Manufacturing, ADR	488,794	20,690,650
United Kingdom - 12.0%
Amedeo Air Four Plus	1,970,465	2,754,458
Associated British Foods	304,395	13,470,630
British American Tobacco	108,279	7,004,994
British American Tobacco, ADR	311,659	20,070,840
Centrica	8,911,064	20,096,140
Cobham	10,202,479	18,835,012
Diageo	501,761	17,140,097
Dixons Carphone	284,029	654,120
Informa	1,387,950	12,848,487
Johnson Matthey	95,983	4,310,076
Randgold Resources	23,943	2,351,593
Royal Dutch Shell, Cl. B	755,566	24,299,776
UBM	605,133	5,654,059
United Utilities Group	379,025	4,193,322
Vodafone Group	5,804,971	16,622,418
Wolseley	258,431	18,071,258
		188,377,280
United States - 15.6%
Abbott Laboratories	335,290	18,182,777

12

Description			Shares	Value ($)
Common Stocks - 60.1% (continued)
United States - 15.6% (continued)
Accenture, Cl. A			175,487	24,982,329
Albemarle			138,869	19,565,253
CA			700,036	22,667,166
Cisco Systems			462,319	15,788,194
CMS Energy			587,318	28,408,572
Cognizant Technology Solutions, Cl. A			29,374	3,871,429
Eversource Energy			545,307	34,158,030
Maxim Integrated Products			198,961	10,453,411
Microsoft			364,030	30,280,015
Newell Brands			227,306	9,269,539
Newmont Mining			51,093	1,847,523
PowerShares DB Gold Fund			509,414	[g,h] 20,585,420
Walgreens Boots Alliance			75,914	5,030,821
				245,090,479
Total Common Stocks (cost $817,402,427)			941,974,296
Description /Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount ($)	Value ($)
Options Purchased - .1%
Call Options - .1%
S&P 500 Index, Contracts 1,053 JP Morgan Chase Bank	2,600	12/2017	273,780,000	1,511,055
Put Options - .0%
S&P 500 Index, Contracts 642 Deutsche Bank	2,375	11/2017	152,475,000	73,830
Total Options Purchased (cost $1,601,000)			1,584,885

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Other Investment - 4.8%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $74,279,655)	74,279,655	[i] 74,279,655
Total Investments (cost $1,398,675,694)	97.2%	1,522,972,136
Cash and Receivables (Net)	2.8%	43,857,483
Net Assets	100.0%	1,566,829,619

ADR—American Depository Receipt

GDR—Global Depository Receipt

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

AUD—Australian Dollar

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

INR—Indian Rupee

MXN—Mexican Peso

NZD—New Zealand Dollar

a Amount stated in U.S. Dollars unless otherwise noted above.

b Principal amount for accrual purposes is periodically adjusted based on changes in the Australian Consumer Price Index.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, these securities were valued at $44,174,663 or 2.82% of net assets.

d Variable rate security—rate shown is the interest rate in effect at period end.

e Principal amount for accrual purposes is periodically adjusted based on changes in the New Zealand Consumer Price Index.

f Principal amount for accrual purposes is periodically adjusted based on changes in the British Consumer Price Index.

g Non-income producing security.

h Investment in non-controlled affiliates (cost $21,591,292).

i Investment in affiliated money market mutual fund.

14

Portfolio Summary (Unaudited) †	Value (%)
Foreign/Governmental	13.1
U.S. Government Securities	11.7
Consumer Goods	8.6
Technology	7.9
Financials	7.5
Corporate Bonds	7.4
Utilities	7.2
Industrials	6.2
Consumer Services	6.2
Basic Materials	5.6
Health Care	5.1
Money Market Investment	4.8
Oil & Gas	2.6
Telecommunication	1.9
Exchange-Traded Funds	1.3
Options Purchased	.1
97.2

† Based on net assets.

See notes to financial statements.

15

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 10/31/16($)	Purchases($)	Sales($)	Value 10/31/17($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	77,404,811	1,060,553,135	1,063,678,291	74,279,655	4.8	604,454

See notes to financial statements.

In addition, an affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Investments in affiliated companies during the period ended October 31, 2017 were as follows:

Affiliated Company	Value 10/31/16($)	Purchases($)	Sales($)	Net Realized Gain (Loss)($)
PowerShares DB Gold Fund	22,442,750	-	1,374,275	(589,668)

Affiliated Company	Change in Net Unrealized Appreciation (Depreciation)($)	Value 10/31/17($)	Net Assets(%)	Dividends/ Distributions($)
PowerShares DB Gold Fund	106,613	20,585,420	1.3	-

See notes to financial statements.

16

STATEMENT OF FUTURES

October 31, 2017

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized (Depreciation) ($)
Futures Short
DAX	76	12/2017	(27,626,592)[a]	(29,263,116)	(1,636,524)
DJ Euro Stoxx 50	447	12/2017	(17,976,504)[a]	(19,150,895)	(1,174,391)
Euro-Bond	414	12/2017	(78,349,987)[a]	(78,485,812)	(135,825)
FTSE 100	234	12/2017	(22,993,873)[a]	(23,207,934)	(214,061)
Standard & Poor's 500	411	12/2017	(266,336,273)	(275,922,075)	(9,585,802)
Gross Unrealized Depreciation				(12,746,603)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

17

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2017

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Citigroup
Australian Dollar	28,032,798	United States Dollar	22,143,445	12/15/17	(697,952)
British Pound	5,417,195	United States Dollar	7,153,607	1/17/18	59,723
New Zealand Dollar	25,029,000	United States Dollar	18,188,284	11/14/17	(1,065,549)
United States Dollar	130,415,718	Australian Dollar	162,933,089	12/15/17	5,769,563
United States Dollar	89,171,667	Canadian Dollar	112,879,470	11/14/17	1,664,604
United States Dollar	206,135,202	Euro	174,129,027	1/17/18	2,341,882
United States Dollar	4,163,394	Japanese Yen	470,975,318	1/17/18	3,969
United States Dollar	17,826,556	South Korean Won	20,257,793,267	11/14/17	(256,295)
State Street Bank and Trust Co
Canadian Dollar	11,974,163	United States Dollar	9,590,925	11/14/17	(308,246)
Euro	4,580,664	United States Dollar	5,424,560	1/17/18	(63,542)
British Pound	520,985	United States Dollar	688,308	11/1/17	3,635
British Pound	331,124	United States Dollar	438,671	1/17/18	2,241
Japanese Yen	1,470,369	United States Dollar	12,896	11/1/17	35
New Zealand Dollar	31,284,356	United States Dollar	22,604,395	11/14/17	(1,202,273)
United States Dollar	30,334,091	Australian Dollar	38,655,159	12/15/17	762,339
United States Dollar	1,538,000	Swiss Franc	1,476,562	11/14/17	56,662
United States Dollar	2,786,315	Euro	2,374,372	1/17/18	7,449
United States Dollar	235,863,181	British Pound	178,271,456	1/17/18	(1,516,272)
United States Dollar	42,310,910	Japanese Yen	4,743,809,533	1/17/18	415,894
United States Dollar	8,755,367	South Korean Won	9,947,410,734	11/14/17	(124,057)
United States Dollar	81,855,716	New Zealand Dollar	111,988,110	11/14/17	5,242,879
UBS
Euro	168,631	United States Dollar	196,126	11/1/17	303

18

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
UBS (continued)
Euro	238,243	United States Dollar	283,349	1/17/18	(4,520)
British Pound	739,909	United States Dollar	975,395	1/17/18	9,839
New Zealand Dollar	703,443	United States Dollar	500,712	11/14/17	(19,476)
United States Dollar	12,492,783	Canadian Dollar	15,484,288	11/14/17	488,965
United States Dollar	38,688,000	Swiss Franc	37,133,107	11/14/17	1,434,792
United States Dollar	487,839	Euro	413,688	1/17/18	3,675
United States Dollar	83,413	British Pound	63,180	11/1/17	(499)
United States Dollar	536,939	British Pound	406,636	1/17/18	(4,522)
United States Dollar	125,801	Japanese Yen	14,071,422	1/17/18	1,529
United States Dollar	2,320,141	New Zealand Dollar	3,375,045	11/14/17	11,219
Gross Unrealized Appreciation					18,281,197
Gross Unrealized Depreciation					(5,263,203)

See notes to financial statements.

19

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	1,302,804,747	1,428,107,061
Affiliated issuers	95,870,947	94,865,075
Cash denominated in foreign currency	75,495	75,760
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		18,281,197
Cash collateral held by broker—Note 4		16,099,995
Receivable for investment securities sold		14,324,826
Dividends and interest receivable		7,048,114
Receivable for shares of Common Stock subscribed		1,574,311
Prepaid expenses		42,763
		1,580,419,102
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,101,687
Cash overdraft due to Custodian		1,933,158
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		5,263,203
Payable for investment securities purchased		2,451,951
Payable for shares of Common Stock redeemed		1,864,307
Payable for futures variation margin—Note 4		771,051
Accrued expenses		204,126
		13,589,483
Net Assets ($)		1,566,829,619
Composition of Net Assets ($):
Paid-in capital		1,594,896,502
Accumulated distributions in excess of investment income—net		(17,991,058)
Accumulated net realized gain (loss) on investments		(134,565,227)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions [including ($12,746,603) net unrealized (depreciation) on futures]		124,489,402
Net Assets ($)		1,566,829,619

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	41,008,164	34,240,206	701,598,399	789,982,850
Shares Outstanding	2,849,049	2,447,569	48,481,113	54,526,045
Net Asset Value Per Share ($)	14.39	13.99	14.47	14.49

See notes to financial statements.

20

STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income ($):
Income:
Dividends (net of $1,242,581 foreign taxes withheld at source):
Unaffiliated issuers	21,556,151
Affiliated issuers	604,454
Interest	13,320,700
Total Income	35,481,305
Expenses:
Management fee—Note 3(a)	10,716,496
Shareholder servicing costs—Note 3(c)	859,576
Custodian fees—Note 3(c)	339,460
Distribution fees—Note 3(b)	263,654
Registration fees	197,231
Professional fees	145,749
Directors’ fees and expenses—Note 3(d)	120,728
Prospectus and shareholders’ reports	63,051
Loan commitment fees—Note 2	36,931
Miscellaneous	63,561
Total Expenses	12,806,437
Less—reduction in expenses due to undertaking—Note 3(a)	(18,960)
Less—reduction in fees due to earnings credits—Note 3(c)	(4,709)
Net Expenses	12,782,768
Investment Income—Net	22,698,537
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	(8,924,160)
Affiliated issuers	(589,668)
Net realized gain (loss) on options transactions	(6,257,309)
Net realized gain (loss) on futures	(60,358,276)
Net realized gain (loss) on forward foreign currency exchange contracts	(26,676,313)
Net Realized Gain (Loss)	(102,805,726)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	110,653,827
Affiliated issuers	106,613
Net unrealized appreciation (depreciation) on options transactions	(16,115)
Net unrealized appreciation (depreciation) on futures	(20,356,461)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	1,447,654
Net Unrealized Appreciation (Depreciation)	91,835,518
Net Realized and Unrealized Gain (Loss) on Investments	(10,970,208)
Net Increase in Net Assets Resulting from Operations	11,728,329

See notes to financial statements.

21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2017	2016
Operations ($):
Investment income—net	22,698,537	12,012,796
Net realized gain (loss) on investments	(102,805,726)	(20,788,216)
Net unrealized appreciation (depreciation) on investments	91,835,518	35,382,347
Net Increase (Decrease) in Net Assets Resulting from Operations	11,728,329	26,606,927
Distributions to Shareholders from ($):
Investment income—net:
Class A	(4,042,893)	(1,985,751)
Class C	(793,954)	(565,274)
Class I	(15,224,045)	(4,536,404)
Class Y	(21,341,116)	(17,423,097)
Total Distributions	(41,402,008)	(24,510,526)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	46,710,000	135,924,150
Class C	10,975,522	22,230,757
Class I	627,749,307	468,457,613
Class Y	258,887,594	393,078,796
Distributions reinvested:
Class A	3,988,624	1,985,751
Class C	792,979	565,274
Class I	14,782,332	4,412,721
Class Y	10,697,251	10,077,228
Cost of shares redeemed:
Class A	(160,619,601)	(30,295,189)
Class C	(12,483,540)	(3,502,241)
Class I	(441,168,901)	(67,046,742)
Class Y	(174,731,954)	(104,900,705)
Increase (Decrease) in Net Assets from Capital Stock Transactions	185,579,613	830,987,413
Total Increase (Decrease) in Net Assets	155,905,934	833,083,814
Net Assets ($):
Beginning of Period	1,410,923,685	577,839,871
End of Period	1,566,829,619	1,410,923,685
Undistributed (distributions in excess of) investment income—net	(17,991,058)	24,651,403

22

	Year Ended October 31,
	2017	2016
Capital Share Transactions (Shares):
Class Aa
Shares sold	3,299,172	9,236,847
Shares issued for distributions reinvested	287,158	142,245
Shares redeemed	(11,443,331)	(2,072,271)
Net Increase (Decrease) in Shares Outstanding	(7,857,001)	7,306,821
Class Ca
Shares sold	789,435	1,550,131
Shares issued for distributions reinvested	58,393	41,321
Shares redeemed	(901,640)	(244,973)
Net Increase (Decrease) in Shares Outstanding	(53,812)	1,346,479
Class Ia
Shares sold	43,906,268	31,624,601
Shares issued for distributions reinvested	1,061,187	315,645
Shares redeemed	(30,962,659)	(4,550,565)
Net Increase (Decrease) in Shares Outstanding	14,004,796	27,389,681
Class Ya
Shares sold	18,211,714	26,614,889
Shares issued for distributions reinvested	767,929	720,317
Shares redeemed	(12,290,862)	(7,250,679)
Net Increase (Decrease) in Shares Outstanding	6,688,781	20,084,527

a          During the period ended October 31, 2017, 79,620 Class A shares representing $1,101,947 were exchanged for 79,391 Class I shares, 355 Class C shares representing $4,844 were exchanged for 346 Class I shares and 479,116 Class Y shares representing $6,867,173 were exchanged for 479,484 Class I shares and during the period ended October 31, 2016, 498 Class A shares representing $7,336 were exchanged for 496 Class I shares and 167,112 Class Y shares representing $2,457,452 were exchanged for 167,167 Class I shares.

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	14.72	14.61	15.11	14.75	14.07
Investment Operations:
Investment income—net[a]	.15	.17	.17	.36	.21
Net realized and unrealized gain (loss) on investments	(.09)	.51	.01[b]	.17	.54
Total from Investment Operations	.06	.68	.18	.53	.75
Distributions:
Dividends from investment income—net	(.39)	(.57)	(.68)	(.04)	(.07)
Dividends from net realized gain on investments	-	-	-	(.13)	-
Total Distributions	(.39)	(.57)	(.68)	(.17)	(.07)
Net asset value, end of period	14.39	14.72	14.61	15.11	14.75
Total Return (%)[c]	.47	4.87	1.22	3.63	5.42
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17	1.16	1.15	1.20	1.49
Ratio of net expenses to average net assets	1.15	1.15	1.15	1.15	1.47
Ratio of net investment income to average net assets	1.09	1.15	1.16	2.38	1.48
Portfolio Turnover Rate	79.00	57.17	68.92	47.01	44.96
Net Assets, end of period ($ x 1,000)	41,008	157,624	49,672	56,501	35,478

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Exclusive of sales charge.

See notes to financial statements.

24

	Year Ended October 31,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	14.34	14.26	14.79	14.51	13.89
Investment Operations:
Investment income—net[a]	.08	.06	.06	.21	.08
Net realized and unrealized gain (loss) on investments	(.12)	.50	.02[b]	.20	.55
Total from Investment Operations	(.04)	.56	.08	.41	.63
Distributions:
Dividends from investment income—net	(.31)	(.48)	(.61)	-	(.01)
Dividends from net realized gain on investments	-	-	-	(.13)	-
Total Distributions	(.31)	(.48)	(.61)	(.13)	(.01)
Net asset value, end of period	13.99	14.34	14.26	14.79	14.51
Total Return (%)[c]	(.23)	4.12	.49	2.87	4.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.92	1.90	1.91	1.96	2.21
Ratio of net expenses to average net assets	1.90	1.90	1.90	1.90	2.18
Ratio of net investment income to average net assets	.58	.44	.39	1.41	.58
Portfolio Turnover Rate	79.00	57.17	68.92	47.01	44.96
Net Assets, end of period ($ x 1,000)	34,240	35,861	16,470	11,969	5,671

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Exclusive of sales charge.

See notes to financial statements.

25

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	14.78	14.68	15.18	14.81	14.10
Investment Operations:
Investment income—net[a]	.23	.20	.21	.38	.26
Net realized and unrealized gain (loss) on investments	(.13)	.52	.01[b]	.19	.54
Total from Investment Operations	.10	.72	.22	.57	.80
Distributions:
Dividends from investment income—net	(.41)	(.62)	(.72)	(.07)	(.09)
Dividends from net realized gain on investments	-	-	-	(.13)	-
Total Distributions	(.41)	(.62)	(.72)	(.20)	(.09)
Net asset value, end of period	14.47	14.78	14.68	15.18	14.81
Total Return (%)	.82	5.16	1.49	3.89	5.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90	.88	.86	.90	1.11
Ratio of net expenses to average net assets	.90	.88	.86	.90	1.11
Ratio of net investment income to average net assets	1.61	1.36	1.40	2.51	1.84
Portfolio Turnover Rate	79.00	57.17	68.92	47.01	44.96
Net Assets, end of period ($ x 1,000)	701,598	509,712	104,057	74,438	60,482

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

See notes to financial statements.

26

	Year Ended October 31,
Class Y Shares	2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	14.79	14.69	15.18	14.81	14.16
Investment Operations:
Investment income—net[b]	.24	.22	.22	.26	.05
Net realized and unrealized gain (loss) on investments	(.12)	.51	.02[c]	.31	.60
Total from Investment Operations	.12	.73	.24	.57	.65
Distributions:
Dividends from investment income—net	(.42)	(.63)	(.73)	(.07)	-
Dividends from net realized gain on investments	-	-	-	(.13)	-
Total Distributions	(.42)	(.63)	(.73)	(.20)	-
Net asset value, end of period	14.49	14.79	14.69	15.18	14.81
Total Return (%)	.92	5.18	1.57	3.89	4.59[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	.81	.83	.88	1.09[e]
Ratio of net expenses to average net assets	.82	.81	.83	.88	1.09[e]
Ratio of net investment income to average net assets	1.67	1.53	1.45	1.77	1.10[e]
Portfolio Turnover Rate	79.00	57.17	68.92	47.01	44.96
Net Assets, end of period ($ x 1,000)	789,983	707,727	407,642	243,251	41,381

a From July 1, 2013 (commencement of initial offering) to October 31, 2013.

b Based on average shares outstanding.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

d Not annualized.

e Annualized.

See notes to financial statements.

27

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Real Return Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (“Newton”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund’s total authorized shares increasing from 400 million to 500 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

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The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

29

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”), are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service approved by the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

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When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2017 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds	-	115,696,478	-	115,696,478
Equity Securities –Domestic Common Stocks	228,726,106	-	-	228,726,106
Equity Securities –Foreign Common Stocks	692,662,770	-	-	692,662,770

31

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Exchange –Traded Fund	20,585,420	-	-	20,585,420
Foreign Government	-	205,296,823	-	205,296,823
Registered Investment Company	74,279,655	-	-	74,279,655
U.S. Treasury	-	184,139,999	-	184,139,999
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†	-	18,281,197	-	18,281,197
Options Purchased	1,584,885	-	-	1,584,885
Liabilities ($)
Other Financial Instruments:
Futures†	(12,746,603)	-	-	(12,746,603)
Forward Foreign Currency Exchange Contracts†	-	(5,263,203)	-	(5,263,203)

† Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and

32

amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $8,895,888, accumulated capital losses $140,103,235 and unrealized appreciation $103,140,464.

33

NOTES TO FINANCIAL STATEMENTS (continued)

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2017. If not applied, the fund has $53,749,305 of short-term capital losses and $86,353,930 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2017 and October 31, 2016 were as follows: ordinary income $41,402,008 and $24,510,526, respectively.

During the period ended October 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, limited partnerships and passive foreign investment companies, the fund decreased accumulated undistributed investment income-net by $23,938,990 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2016 through March 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the

34

expenses of Class A, C, I and Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $18,960 during the period ended October 31, 2017.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton an annual fee of .36% of the value of the fund’s average daily net assets.

During the period ended October 31, 2017, the Distributor retained $3,248 from commissions earned on sales of the fund’s Class A shares and $10,512 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2017, Class C shares were charged $263,654 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2017, Class A and Class C shares were charged $186,214 and $87,885, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2017, the fund was

35

NOTES TO FINANCIAL STATEMENTS (continued)

charged $15,657 for transfer agency services and $1,045 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $1,045.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2017, the fund was charged $339,460 pursuant to the custody agreement. These fees were partially offset by earnings credits of $3,664.

During the period ended October 31, 2017, the fund was charged $11,224 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $959,130, Distribution Plan fees $21,900, Shareholder Services Plan fees $16,059, custodian fees $91,775, Chief Compliance Officer fees $6,538 and transfer agency fees $6,285.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended October 31, 2017, amounted to $1,138,966,896 and $1,023,634,096, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2017 is discussed below.

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Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity risk and interest risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2017 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities, interest rates, foreign currencies or as a substitute for an investment. The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on

37

NOTES TO FINANCIAL STATEMENTS (continued)

which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At October 31, 2017, there were no options written outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

38

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2017 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	-		Interest rate risk	(135,825)	[1]
Equity risk	1,584,885	[2]	Equity risk	(12,610,778)	[1]
Foreign exchange risk	18,281,197	[3]	Foreign exchange risk	(5,263,203)	[3]
Gross fair value of derivative contracts	19,866,082			(18,009,806)

Statement of Assets and Liabilities location:
[1]	Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]	Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2017 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	(1,578,114)		(1,286,448)		-		(2,864,562)
Equity	(58,780,162)		(3,823,814)		-		(62,603,976)
Foreign exchange	-		(1,147,047)		(26,676,313)		(27,823,360)
Total	(60,358,276)		(6,257,309)		(26,676,313)		(93,291,898)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	(135,825)		-		-		(135,825)
Equity	(20,220,636)		(16,115)		-		(20,236,751)
Foreign exchange	-		-		1,447,654		1,447,654
Total	(20,356,461)		(16,115)		1,447,654		(18,924,922)

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net unrealized appreciation (depreciation) on futures.
[5]	Net unrealized appreciation (depreciation) on options transactions.
[6]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

39

NOTES TO FINANCIAL STATEMENTS (continued)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	-	(12,746,603)
Options	1,584,885	-
Forward contracts	18,281,197	(5,263,203)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	19,866,082	(18,009,806)
Derivatives not subject to
Master Agreements	(1,584,885)	12,746,603
Total gross amount of assets
and liabilities subject to
Master Agreements	18,281,197	(5,263,203)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2017:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Citigroup	9,839,741		(2,019,796)	(3,240,000)		4,579,945
State Street Bank and Trust Company	6,491,134		(3,214,390)	(3,276,744)		-
UBS	1,950,322		(29,017)	(1,900,000)		21,305
Total	18,281,197		(5,263,203)	(8,416,744)		4,601,250

40

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Citigroup	(2,019,796)		2,019,796	-		-
State Street Bank and Trust Company	(3,214,390)		3,214,390	-		-
UBS	(29,017)		29,017	-		-
Total	(5,263,203)		5,263,203	-		-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2017:

Average Market Value ($)
Equity futures	377,575,889
Equity options contracts	348,016
Interest rate futures	22,894,010
Interest rate options contracts	646,627
Foreign currency options contracts	12,552
Forward contracts	777,172,295

At October 31, 2017, the cost of investments for federal income tax purposes was $1,419,757,245; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $103,218,895, consisting of $157,234,846 gross unrealized appreciation and $54,015,951 gross unrealized depreciation.

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REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Global Real Return Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, investments in affiliated issuers, futures and forward foreign currency exchange contracts, of Dreyfus Global Real Return Fund (one of the series comprising Advantage Funds, Inc.) (the Fund) as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Real Return Fund at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2017

42

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2017:

- the total amount of taxes paid to foreign countries was $1,183,767

- the total amount of income sourced from foreign countries was $22,645,453

Where required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2017 calendar year with Form 1099-DIV which will be mailed in early 2018. For the fiscal year ended October 31, 2017, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $14,534,370 represents the maximum amount that may be considered qualified dividend income.

43

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Peggy C. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

David P. Feldman (77)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 31

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014)

• Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

44

Ehud Houminer (77)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 52

———————

Lynn Martin (77)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Robin A. Melvin (54)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 98

———————

45

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Dr. Martin Peretz (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

46

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

47

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

48

NOTES

49

For More Information

Dreyfus Global Real Return Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DRRAX Class C: DRRCX Class I: DRRIX Class Y: DRRYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6278AR1017

Dreyfus Global Dynamic Bond Fund

ANNUAL REPORT October 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Global Dynamic Bond Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Dynamic Bond Fund, covering the 12-month period from November 1, 2016 through October 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over the first 10 months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through October 31, 2017, as provided by portfolio managers Paul Brain, Howard Cunningham, and Parmeshwar Chadha, of Newton Investment Management (North America) Limited,
Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2017, Dreyfus Global Dynamic Bond Fund’s Class A shares produced a total return of 2.45%, Class C shares returned 1.59%, Class I shares returned 2.57%, and Class Y shares returned 2.67%.1 In comparison, the fund’s benchmark, the Citi One-Month U.S. Treasury Bill Index (the “Index”), produced a total return of 0.67% for the same period.2

Fixed-income securities across a variety of global markets produced positive total returns over the reporting period when moderating long-term interest rates and muted inflation offset earlier market weakness stemming from expectations of greater economic growth. The fund outperformed the Index, primarily due to its emphasis on higher-yielding bond market sectors.

The Fund’s Investment Approach

The fund seeks total return (consisting of income and capital appreciation). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and other instruments that provide investment exposure to global bond markets, including developed and emerging capital markets. We employ a dynamic, benchmark-unconstrained approach in allocating the fund’s assets globally, among government bonds, emerging-market sovereign debt, investment-grade and high yield corporate instruments, and currencies. We combine a top-down approach, emphasizing global economic trends and current investment themes, with bottom-up security selection based on fundamental research to allocate the fund’s investments. In choosing investments, we consider key trends in global economic variables, investment themes, relative valuations of debt securities and cash, long-term trends in currency movements, and company fundamentals.

Riskier Assets Benefited From Global Economic Growth

Global bond markets proved volatile over the reporting period in response to several political and economic developments. Most notably, political risks increased in Europe and the United States at the start of the reporting period, when financial markets reacted with surprise to the unexpected outcome of the U.S. presidential election. Subsequently, the Federal Reserve Board (the “Fed”) raised short-term U.S. interest rates three times and committed to shrinking its balance sheet. Other major central banks left their accommodative monetary policies unchanged as inflationary pressures remained muted despite a recovery in commodity prices and stronger global economic growth in the Eurozone, China, and other markets.

Over much of the reporting period, a weaker U.S. dollar against most other currencies, stronger global economic growth, and stable inflation provided a favorable backdrop for risk assets, such as emerging-market government bonds and high yield securities. However, late in the reporting period, renewed dollar strength, softer Chinese growth, and tighter credit spreads helped to reduce investors’ risk appetites.

Higher-Yielding Market Sectors Bolstered Fund Results

The fund lost a degree of value early in the reporting period. Government bond holdings, particularly U.S. Treasury securities, were a significant drag on performance when yields rose sharply after the U.S. election. However, the fund’s bias towards Treasury Inflation Protected Securities (“TIPS”) helped limit losses, and the use of futures contracts also helped mitigate some of the bond market selloff. With underlying yields rising, investment-grade corporate-backed bonds and emerging-market sovereign

3

DISCUSSION OF FUND PERFORMANCE (continued)

bonds produced negative returns at the time. In contrast, high yield bonds performed strongly as yield differences narrowed along the market’s credit-quality spectrum.

The fund’s performance recovered over the first 10 months of 2017. Government bond yields stabilized, global growth expectations remained upbeat, and U.S. policy anxieties eased, allowing the fund’s holdings of government and corporate-backed bonds to generate positive absolute returns for the reporting period overall. Investment-grade credits made a particularly positive contribution to the fund’s relative performance. Developed and emerging-market sovereign bonds also boosted relative results.

The fund’s currency strategy made a negligible contribution to performance over the reporting period. Long U.S. dollar exposure in late 2016 enabled the fund to benefit from rising rate differentials versus other developed markets, while short positions in the Turkish lira and, later, the South African rand, proved effective. However, losses attributable to short Australian and Canadian dollar exposure in July, and short sterling positioning in September, largely eroded those gains.

A More Cautious Investment Posture

We have adopted a more cautious investment posture due to expectations of tighter monetary policy in the United States and continued economic growth in Europe and the emerging markets. The Fed’s current focus on balance-sheet reduction, prospects for fiscal stimulus through tax cuts, and tight yield spreads could create a more challenging environment for sovereign bonds and investment-grade corporate bonds. These factors also could limit U.S. dollar strength, which may support emerging-market government debt in some developing nations.

Therefore, we have modestly trimmed the fund’s duration positioning to reduce its interest-rate sensitivity, and we have reduced its holdings of investment-grade credits. While we have increased the fund’s exposure to high yield securities, leverage and structural concerns suggest that certain high yield market sectors, such as U.S. retailers, should be avoided.

November 15, 2017

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the returns would have been lower.

2  Source: Lipper Inc. — The Citi One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The Citi One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Global Dynamic Bond Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Citi One-Month U.S. Treasury Bill Index (the “Index”)

†  Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Global Dynamic Bond Fund on 3/25/11 (inception date) to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index consists of the last one-month Treasury bill month-end rates. The Citi One-Month U.S.Treasury Bill Index measures returns equivalent of yield averages. The instruments are not marked to market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/17
	Inception Date	1 Year	5 Years	From Inception
Class A shares
with maximum sales charge (4.5%)	3/25/11	-2.17%	1.00%	2.18%
without sales charge	3/25/11	2.45%	1.93%	2.89%
Class C shares
with applicable redemption charge †	3/25/11	0.61%	1.16%	2.11%
without redemption	3/25/11	1.59%	1.16%	2.11%
Class I shares	3/25/11	2.57%	2.15%	3.12%
Class Y shares	7/1/13	2.67%	2.17%††	3.08%††
Citi One-Month U.S. Treasury Bill Index	3/31/11	0.67%	0.18%	0.15%†††

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

†††  For comparative purposes, the value of the Index as of 3/31/11 is used as the beginning value on 3/25/11.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Dynamic Bond Fund from May 1, 2017 to October 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.26	$8.05	$3.00	$3.00
Ending value (after expenses)	$1,013.30	$1,009.20	$1,014.10	$1,014.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.28	$8.08	$3.01	$3.01
Ending value (after expenses)	$1,020.97	$1,017.19	$1,022.23	$1,022.23

† Expenses are equal to the fund’s annualized expense ratio of .84% for Class A, 1.59% for Class C, .59% for Class I and .59% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2017

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.8%
Consumer Discretionary - 8.6%
Best Buy, Sr. Unscd. Bonds		5.50	3/15/21	95,000		103,402
CCO Holdings, Sr. Unscd. Notes		5.75	1/15/24	65,000		67,681
CCO Holdings, Sr. Unscd. Notes		5.50	5/1/26	70,000	[b]	71,925
CCO Holdings, Sr. Unscd. Notes		5.88	5/1/27	50,000	[b]	52,485
CPUK Finance, Sr. Scd. Bonds	GBP	4.25	2/28/47	100,000		136,384
CPUK Finance, Sr. Scd. Notes	GBP	2.67	2/28/42	200,000		272,858
Daimler Finance North America, Gtd. Notes		1.88	1/11/18	300,000		300,162
Discovery Communications, Gtd. Bonds	GBP	2.50	9/20/24	121,000		157,858
Dollar General, Sr. Unscd. Notes		3.25	4/15/23	99,000		101,687
Dollar General, Sr. Unscd. Notes		4.15	11/1/25	208,000		222,169
EI Group, First Mortgage Bonds	GBP	6.50	12/6/18	16,000		22,365
EI Group, First Mortgage Bonds	GBP	6.38	2/15/22	100,000		143,447
Hella Finance International, Gtd. Notes	EUR	1.00	5/17/24	194,000		230,274
John Lewis, Sr. Unscd. Notes	GBP	8.38	4/8/19	175,000		255,079
KFC & Pizza Hut Holdings, Gtd. Notes		5.00	6/1/24	257,000		271,778
Mitchells & Butlers Finance, Asset-Backed Bonds, Ser. B2	GBP	6.01	12/15/28	174,363		276,683
Motability Operations Group, Gtd. Notes	EUR	1.63	6/9/23	200,000		249,706
SFR Group, Sr. Scd. Bonds	EUR	5.38	5/15/22	180,000		219,538
Unitymedia Hessen, Sr. Scd. Bonds	EUR	6.25	1/15/29	200,000		266,088
Virgin Media Receivables Financing Notes I, Sr. Scd. Bonds	GBP	5.50	9/15/24	208,000		288,461
Volkswagen International Finance, Gtd. Bonds	EUR	1.13	10/2/23	100,000		119,245

8

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.8% (continued)
Consumer Discretionary - 8.6% (continued)
Wagamama Finance, Sr. Scd. Notes	GBP	4.13	7/1/22	100,000		133,338
					3,962,613
Consumer Staples - 3.3%
Anheuser-Busch InBev Finance, Gtd. Notes		1.90	2/1/19	130,000		130,170
DS Services of America, Scd. Notes		10.00	9/1/21	128,000	[b]	135,146
Fomento Economico Mexicano, Sr. Unscd. Bonds	EUR	1.75	3/20/23	207,000		251,991
Iceland Bondco, Sr. Scd. Notes	GBP	4.63	3/15/25	100,000		129,145
Nova Austral, Sr. Scd. Bonds		8.25	5/26/21	150,000	[b]	154,468
PepsiCo, Sr. Unscd. Notes		2.00	4/15/21	96,000		95,762
Post Holdings, Gtd. Notes		6.00	12/15/22	184,000	[b]	193,430
Sigma Alimentos, Sr. Unscd. Notes		4.13	5/2/26	200,000		200,500
Spectrum Brands, Gtd. Notes		6.63	11/15/22	220,000		229,236
					1,519,848
Energy - 2.4%
BG Energy Capital, Gtd. Notes, 3 Month LIBOR + 5.34%	GBP	6.50	11/30/72	155,000	[c]	206,812
BP Capital Markets, Gtd. Notes	GBP	4.33	12/10/18	100,000		137,840
BP Capital Markets, Gtd. Notes	EUR	1.12	1/25/24	200,000		241,725
Petrobras Global Finance, Gtd. Notes		6.75	1/27/41	230,000		232,300
Shell International Finance, Gtd. Notes, 3 Month LIBOR + .45%		1.76	5/11/20	287,000	[c]	289,364
					1,108,041
Financials - 19.4%
Allied Irish Banks, Sub. Notes, 3 Month EURIBOR + 3.95%	EUR	4.13	11/26/25	181,000	[c]	227,946
Amigo Luxembourg, Sr. Scd. Notes	GBP	7.63	1/15/24	100,000		140,582
Aquarius & Investments, Jr. Sub. Notes, 3 Month LIBOR + 6.38%		8.25	9/29/49	200,000	[c]	209,658
Bank Nederlandse Gemeenten, Sr. Unscd. Notes, 3 Month LIBOR + .28%		1.60	5/15/18	200,000	[c]	200,337
Bank of England, Sr. Unscd. Notes		1.25	3/14/19	410,000		407,585

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.8% (continued)
Financials - 19.4% (continued)
Bank of Ireland Group, Sub. Notes, 3 Month LIBOR + 2.70%	GBP	3.13	9/19/27	100,000	[c]	131,634
Citigroup, Sr. Unscd. Notes, 3 Month LIBOR + .93%		2.25	6/7/19	76,000	[c]	76,749
Citigroup, Sub. Notes		5.50	9/13/25	240,000		271,285
Close Brothers Finance, Gtd. Notes	GBP	3.88	6/27/21	200,000		287,467
Close Brothers Finance, Gtd. Notes	GBP	2.75	10/19/26	141,000		193,842
Commonwealth Bank of Australia, Covered Bonds		2.13	7/22/20	250,000		250,165
Coventry Building Society, Covered Bonds, 3 Month LIBOR + .30%	GBP	0.63	3/17/20	100,000	[c]	133,391
Coventry Building Society, Jr. Sub. Bonds, 3 Month LIBOR + 4.11%	GBP	6.38	12/31/49	200,000	[c]	278,641
Coventry Building Society, Sr. Unscd. Notes	EUR	2.50	11/18/20	200,000		249,905
Danske Bank, Sub. Notes, 3 Month LIBOR + 1.94%	GBP	5.38	9/29/21	90,000	[c]	123,854
Dexia Credit Local, Govt. Gtd. Notes		2.25	1/30/19	500,000		502,032
ECL Finance, Sr. Scd. Notes	INR	9.05	12/28/19	14,500,000		225,698
Housing Development Finance, Sr. Unscd. Notes	INR	7.88	8/21/19	10,000,000		156,440
HSBC Bank, Sub. Notes, 3 Month LIBOR + 1.50%	GBP	5.38	11/4/30	195,000	[c]	313,011
JAB Holdings, Gtd. Bonds	EUR	1.25	5/22/24	100,000		119,720
JPMorgan Chase & Co., Sr. Unscd. Notes, 3 Month LIBOR + 1.21%		2.58	10/29/20	163,000	[c]	167,116
Landwirtschaftliche Rentenbank, Govt. Gtd. Notes	NZD	4.00	1/30/20	250,000		176,869
Lloyds Bank, Jr. Sub. Notes	EUR	13.00	1/29/49	66,000		108,831
Lloyds Banking Group, Jr. Sub. Bonds, 3 Month LIBOR +5.06%	GBP	7.00	12/31/49	200,000	[c]	283,227
Nationwide Building Society, Jr. Sub. Notes, 3 Month LIBOR + 4.88%	GBP	6.88	12/31/49	200,000	[c]	281,241
New York Life Global Funding, Scd. Notes		1.70	9/14/21	280,000		273,800
Prudential, Sr. Unscd. Notes	GBP	1.38	1/19/18	190,000		252,930
Rabobank Nederland, Sr. Unscd. Notes	AUD	7.25	4/20/18	250,000		196,014

10

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.8% (continued)
Financials - 19.4% (continued)
Royal Bank of Canada, Covered Bonds		2.00	10/1/18	125,000		125,342
Royal Bank of Canada, Covered Bonds		1.88	2/5/20	280,000		279,344
Saga, Gtd. Bonds	GBP	3.38	5/12/24	100,000		131,623
Santander UK, Sub. Notes, 3 Month LIBOR + 6.56%	GBP	9.63	10/30/23	147,000	[c]	211,443
Silverback Finance, Sr. Scd. Bonds	EUR	3.13	2/25/37	199,382		242,446
Societe Generale, Jr. Sub. Notes, 3 Month EURIBOR + 5.54%	EUR	6.75	12/31/49	200,000	[c]	266,896
TP ICAP, Gtd. Notes	GBP	5.25	1/26/24	190,000		271,291
UBS, Sub. Notes, 3 Month EURIBOR + 3.40%	EUR	4.75	2/12/26	235,000	[c]	305,729
UNITE USAF II, Sr. Scd. Notes	GBP	3.37	6/30/28	100,000		143,134
US Bancorp, Sr. Unscd. Notes, 3 Month LIBOR + .49%		1.81	11/15/18	100,000	[c]	100,452
US Bank, Sr. Unscd. Notes, 3 Month LIBOR + .41%		1.78	4/26/19	280,000	[c]	281,188
Westpac Banking, Covered Notes		1.38	5/30/18	330,000		329,519
					8,928,377
Foreign/Governmental - 31.2%
Asian Development Bank, Sr. Unscd. Notes, 3 Month LIBOR + .01%		1.36	7/10/19	165,000	[c]	164,986
Australian Government, Govt. Gtd. Notes	AUD	4.00	4/20/23	475,000		392,504
Brazil Letras do Tesouro Nacional, Bills	BRL	0.00	7/1/21	2,000,000	[d]	440,879
Brazilian Government, Sr. Unscd. Bonds		5.00	1/27/45	240,000		222,692
Brazilian Government, Sr. Unscd. Notes		4.63	1/13/28	230,000		228,908
Caisse des Depots et Consignations, Sr. Unscd. Notes		1.25	5/17/19	400,000		396,310
Canada Housing Trust No 1, Govt. Gtd. Bonds	CAD	2.00	12/15/19	1,140,000	[b]	892,118
Council of Europe Development Bank, Sr. Unscd. Notes		1.13	5/31/18	280,000		279,389
Dominican Government, Sr. Unscd. Bonds		7.45	4/30/44	280,000		333,900
Ecuadorian Government, Sr. Unscd. Bonds		10.50	3/24/20	200,000		218,000

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.8% (continued)
Foreign/Governmental - 31.2% (continued)
European Bank for Reconstruction & Development, Sr. Unscd. Notes, 3 Month LIBOR + 0%		1.33	3/23/20	620,000	[c]	619,686
Export-Import Bank of Korea, Sr. Unscd. Notes, 3 Month LIBOR + .46%		1.82	10/21/19	401,000	[c]	399,903
Export-Import Bank of Korea, Sr. Unscd. Notes, Ser. 5FRN, 3 Month LIBOR + .88%		2.24	1/25/22	309,000	[c]	309,949
FMS Wertmanagement, Gtd. Notes, 3 Month LIBOR + .10%		1.42	11/27/19	600,000	[c]	601,398
Indonesian Government, Sr. Unscd. Bonds, Ser. FR72	IDR	8.25	5/15/36	5,690,000,000		454,151
Instituto de Credito Oficial, Govt. Gtd. Notes		1.63	9/14/18	390,000		389,103
International Bank for Reconstruction & Development, Sr. Unscd. Bonds, 3 Month LIBOR + .28%		1.59	2/11/21	410,000	[c]	413,107
International Bank for Reconstruction & Development, Sr. Unscd. Notes	NZD	4.63	2/26/19	350,000		246,918
Kommunalbanken, Sr. Unscd. Notes, 3 Month LIBOR + .13%		1.44	5/2/19	190,000	[c]	190,315
Kommunekredit, Sr. Unscd. Notes		1.63	6/1/21	410,000		404,635
Kuwaiti Government, Sr. Unscd. Bonds		2.75	3/20/22	630,000		636,615
Malaysian Government, Sr. Unscd. Bonds, Ser. 217	MYR	4.06	9/30/24	2,890,000		687,301
Mexican Government, Bonds, Ser. M	MXN	5.75	3/5/26	16,500,000		782,409
Mexican Government, Sr. Unscd. Bonds, Ser. M 20	MXN	8.50	5/31/29	3,570,000		203,343
National Highways Authority of India, Sr. Unscd. Bonds	INR	7.30	5/18/22	20,000,000		316,597
Netherlands Development Finance, Govt. Gtd. Notes, 3 Month LIBOR + .14%		1.50	10/21/19	192,000	[c]	192,397
New Zealand Government, Sr. Unscd. Bonds	NZD	4.50	4/15/27	620,000		448,274
New Zealand Government, Unscd. Bonds	NZD	5.00	3/15/19	660,000		468,804
Norwegian Government, Bonds, Ser. 474	NOK	3.75	5/25/21	3,220,000	[b]	433,213
Peruvian Government, Sr. Unscd. Notes	PEN	8.20	8/12/26	550,000		207,730
Peruvian Government, Sr. Unscd. Notes	PEN	6.95	8/12/31	600,000		207,535

12

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.8% (continued)
Foreign/Governmental - 31.2% (continued)
Province of British Columbia Canada, Sr. Unscd. Notes	EUR	0.88	10/8/25	328,000		392,368
Queensland Treasury, Govt. Gtd. Bonds, Ser. 27	AUD	2.75	8/20/27	1,210,000	[b]	894,731
Svensk Exportkredit, Sub. Notes, 3 Month LIBOR + 1.45%		2.88	11/14/23	200,000	[b,c]	199,824
Turkish Government, Sr. Unscd. Bonds		6.75	4/3/18	220,000		223,894
Turkish Government, Sr. Unscd. Bonds		5.63	3/30/21	100,000		105,514
Vietnamese Government, Sr. Unscd. Bonds		6.75	1/29/20	300,000		327,278
					14,326,678
Health Care - .4%
BUPA Finance, Gtd. Bonds, 3 Month LIBOR + 2.60%	GBP	6.13	12/29/49	130,000	[c]	191,297
Industrials - 3.8%
AA Bond, Scd. Notes	GBP	5.50	7/31/43	200,000		274,202
AA Bond, Sr. Scd. Notes	GBP	4.25	7/31/43	100,000		140,475
Belden, Gtd. Bonds	EUR	2.88	9/15/25	163,000		191,171
Firstgroup, Gtd. Bonds	GBP	8.13	9/19/18	160,000		225,339
General Electric, Sr. Unscd. Notes	GBP	6.44	11/15/22	30,157		44,384
GMR Hyderabad International Airport, Sr. Scd. Notes		4.25	10/27/27	200,000		197,377
Go-Ahead Group, Gtd. Bonds	GBP	2.50	7/6/24	130,000		171,296
Heathrow Finance, Sr. Scd. Bonds	GBP	3.88	3/1/27	175,000		231,025
Johnson Controls International, Sr. Unscd. Notes	EUR	1.00	9/15/23	222,000		263,797
					1,739,066
Information Technology - 2.6%
Dell International, Sr. Scd. Notes		6.02	6/15/26	100,000	[b]	111,816
eBay, Sr. Unscd. Notes, 3 Month LIBOR + .48%		1.79	8/1/19	329,000	[c]	330,137
EMC, Sr. Unscd. Notes		1.88	6/1/18	260,000		259,372
Microsoft, Sr. Unscd. Bonds		2.00	8/8/23	250,000		244,124

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.8% (continued)
Information Technology - 2.6% (continued)
Western Digital, Sr. Unscd. Notes		7.38	4/1/23	210,000	[b]	230,475
					1,175,924
Materials - 1.7%
Anglo American Capital, Gtd. Notes		9.38	4/8/19	200,000	[b]	220,404
Freeport-McMoRan, Gtd. Notes		2.30	11/14/17	200,000		200,020
PSPC Escrow, Sr. Unscd. Notes	EUR	6.00	2/1/23	110,000		135,074
SIG Combibloc Holdings, Sr. Scd. Notes	EUR	7.75	2/15/23	100,000		123,316
Silgan Holdings, Sr. Unscd. Notes	EUR	3.25	3/15/25	100,000		121,458
					800,272
Real Estate - 1.7%
Iron Mountain, Gtd. Notes	EUR	3.00	1/15/25	100,000		118,570
Iron Mountain Europe, Gtd. Notes	GBP	6.13	9/15/22	170,000		236,227
SELP Finance Sarl, Gtd. Bonds	EUR	1.25	10/25/23	150,000		175,552
Tesco Property Finance 3, Mortgage Backed Bonds	GBP	5.74	4/13/40	146,293		231,447
					761,796
Telecommunication Services - 4.2%
Arqiva Broadcast Finance, Sr. Scd. Notes	GBP	9.50	3/31/20	120,000		168,542
AT&T, Sr. Unscd. Notes		3.40	8/14/24	203,000		203,283
Orange, Jr. Sub. Notes	EUR	4.00	12/31/49	100,000		129,119
Sable International Finance, Gtd. Notes		6.88	8/1/22	234,000	[b]	251,550
Sprint Capital, Gtd. Notes		8.75	3/15/32	175,000		212,625
TDC, Jr. Sub. Bonds	EUR	3.50	2/26/15	100,000		122,091
T-Mobile USA, Gtd. Notes		6.00	3/1/23	170,000		179,563
T-Mobile USA, Gtd. Notes		6.00	4/15/24	90,000		96,525
Verizon Communications, Sr. Unscd. Notes, 3 Month LIBOR + 1.00%		2.32	3/16/22	103,000	[c]	105,212

14

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.8% (continued)
Telecommunication Services - 4.2% (continued)
Vodefone Group, Sr. Unscd. Notes		1.50	2/19/18	280,000		279,890
Wind Acquisition Finance, Scd. Notes	EUR	7.00	4/23/21	160,000		193,463
					1,941,863
U.S. Government Securities - 15.7%
U.S. Treasury Inflation Protected Securities, Bonds		2.38	1/15/25	1,986,130	[e]	2,264,146
U.S. Treasury Inflation Protected Securities, Notes		0.13	4/15/20	681,408	[e]	683,923
U.S. Treasury Notes		3.50	5/15/20	290,000		303,158
U.S. Treasury Notes		1.63	8/15/22	3,275,000		3,220,822
U.S. Treasury Notes		2.13	7/31/24	725,000		721,021
					7,193,070
Utilities - 1.8%
Anglian Water Services Financing, Sr. Scd. Notes	GBP	1.63	8/10/25	115,000		149,791
Cadent Finance, Gtd. Notes	GBP	1.13	9/22/21	264,000		348,173
Severn Trent Utilities Finance, Gtd. Notes	GBP	6.00	1/22/18	150,000		201,530
Southern Gas Networks, Sr. Unscd. Notes	GBP	5.13	11/2/18	100,000		138,219
					837,713
Total Bonds and Notes (cost $44,138,930)				44,486,558
Description				Shares		Value ($)
Common Stocks - .4%
Exchange-Traded Funds - .4%
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF (cost $160,736)				5,662		164,764
Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .1%
Put Options - .1%
U.S. 10 Year Treasury Notes, Contracts 62 UBS (cost $38,522)		125.50	12/2017	62,000		50,375

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Other Investment - .2%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $94,681)	94,681	[f] 94,681
Total Investments (cost $44,432,869)	97.5%	44,796,378
Cash and Receivables (Net)	2.5%	1,144,543
Net Assets	100.0%	45,940,921

ETF—Exchange-Traded Fund

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

INR—Indian Rupee

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, these securities were valued at $3,841,585 or 8.36% of net assets.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Security issued with a zero coupon. Income is recognized through the accretion of discount.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	50.0
Foreign/Governmental	31.2
U.S. Government Securities	15.7
Exchange-Traded Funds	.3
Money Market Investment	.2
Options Purchased	.1
97.5

† Based on net assets.

See notes to financial statements.

16

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 10/31/16 ($)	Purchases ($)	Sales ($)	Value 10/31/17 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	926,577	36,383,974	37,215,870	94,681.2		11,133

See notes to financial statements.

17

STATEMENT OF FUTURES

October 31, 2017

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized (Depreciation) ($)
Futures Short
Euro BTP Italian Government Bond	4	12/2017	(629,284)	(650,405)	(21,121)
Euro-Bond	4	12/2017	(756,559)	(758,317)	(1,758)
Gross Unrealized Depreciation				(22,879)

See notes to financial statements.

18

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2017

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Citigroup
Polish Zloty	79,424	United States Dollar	21,840	11/16/17	(21)
United States Dollar	234,060	British Pound	174,447	11/16/17	2,261
United States Dollar	457,963	Norwegian Krone	3,630,607	11/16/17	13,301
State Street Bank and Trust Co
Swedish Krona	1,771,000	United States Dollar	224,118	11/16/17	(12,384)
United States Dollar	1,488,859	Australian Dollar	1,880,436	11/16/17	49,911
United States Dollar	475,147	Canadian Dollar	595,000	11/16/17	13,880
United States Dollar	6,123,729	Euro	5,147,795	11/16/17	122,117
United States Dollar	7,522,465	British Pound	5,742,966	11/16/17	(108,569)
United States Dollar	177,395	Indian Rupee	11,450,000	11/16/17	1,001
United States Dollar	981	Japanese Yen	108,000	11/16/17	31
United States Dollar	666,596	South Korean Won	749,920,000	11/16/17	(2,816)
United States Dollar	554,084	Mexican New Peso	10,539,797	11/16/17	5,924
United States Dollar	998,147	New Zealand Dollar	1,359,035	11/16/17	68,446
UBS
Euro	6,620	United States Dollar	7,700	11/1/17	11
Swedish Krona	3,626,000	United States Dollar	449,957	11/16/17	(16,446)
United States Dollar	49,874	Australian Dollar	62,951	11/16/17	1,703
United States Dollar	464,505	Canadian Dollar	562,711	11/16/17	28,270
United States Dollar	133,195	Euro	114,478	11/1/17	(155)
United States Dollar	445,982	Euro	379,000	11/16/17	4,121
United States Dollar	18,663	British Pound	14,149	11/1/17	(129)

19

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
UBS (continued)
United States Dollar	1,745,674	British Pound	1,307,010	11/16/17	8,969
United States Dollar	110,488	Indian Rupee	7,132,000	11/16/17	615
Gross Unrealized Appreciation					320,561
Gross Unrealized Depreciation					(140,520)

See notes to financial statements.

20

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	44,338,188	44,701,697
Affiliated issuers	94,681	94,681
Cash		64,676
Cash denominated in foreign currency	20,762	20,864
Receivable for investment securities sold		551,268
Interest receivable		411,336
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		320,561
Receivable for shares of Common Stock subscribed		48,000
Cash collateral held by broker—Note 4		20,037
Prepaid expenses		15,863
		46,248,983
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		9,316
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		140,520
Payable for investment securities purchased		87,879
Payable for futures variation margin—Note 4		8,992
Payable for shares of Common Stock redeemed		3
Accrued expenses		61,352
		308,062
Net Assets ($)		45,940,921
Composition of Net Assets ($):
Paid-in capital		46,114,789
Accumulated distributions in excess of investment income—net		(187,563)
Accumulated net realized gain (loss) on investments		(509,190)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions [including ($22,879) net unrealized (depreciation) on futures]		522,885
Net Assets ($)		45,940,921

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	682,313	702,268	3,815,140	40,741,200
Shares Outstanding	55,768	58,234	310,951	3,320,004
Net Asset Value Per Share ($)	12.23	12.06	12.27	12.27

See notes to financial statements.

21

STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income ($):
Income:
Interest	1,007,982
Dividends:
Unaffiliated issuers	49,976
Affiliated issuers	11,133
Total Income	1,069,091
Expenses:
Management fee—Note 3(a)	182,714
Professional fees	64,247
Registration fees	64,244
Custodian fees—Note 3(c)	19,870
Shareholder servicing costs—Note 3(c)	11,332
Prospectus and shareholders’ reports	11,002
Distribution fees—Note 3(b)	5,064
Directors’ fees and expenses—Note 3(d)	3,451
Loan commitment fees—Note 2	976
Miscellaneous	62,693
Total Expenses	425,593
Less—reduction in expenses due to undertaking—Note 3(a)	(146,566)
Less—reduction in fees due to earnings credits—Note 3(c)	(62)
Net Expenses	278,965
Investment Income—Net	790,126
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(282,291)
Net realized gain (loss) on options transactions	40,493
Net realized gain (loss) on futures	(13,879)
Net realized gain (loss) on forward foreign currency exchange contracts	(264,409)
Net Realized Gain (Loss)	(520,086)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	1,220,927
Net unrealized appreciation (depreciation) on options transactions	10,284
Net unrealized appreciation (depreciation) on futures	(22,879)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(355,757)
Net Unrealized Appreciation (Depreciation)	852,575
Net Realized and Unrealized Gain (Loss) on Investments	332,489
Net Increase in Net Assets Resulting from Operations	1,122,615

See notes to financial statements.

22

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2017	2016
Operations ($):
Investment income—net	790,126	333,298
Net realized gain (loss) on investments	(520,086)	360,267
Net unrealized appreciation (depreciation) on investments	852,575	121,247
Net Increase (Decrease) in Net Assets Resulting from Operations	1,122,615	814,812
Distributions to Shareholders from ($):
Investment income—net:
Class A	(50,770)	(23,340)
Class C	(16,808)	(9,412)
Class I	(40,162)	(42,083)
Class Y	(1,063,886)	(328,169)
Net realized gain on investments:
Class A	(608)	(2,110)
Class C	(230)	(1,205)
Class I	(471)	(2,610)
Class Y	(12,209)	(22,568)
Total Distributions	(1,185,144)	(431,497)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	180,404	866,305
Class C	99,777	79,202
Class I	3,285,341	825,349
Class Y	7,271,205	20,507,649
Distributions reinvested:
Class A	48,686	23,867
Class C	14,727	9,430
Class I	40,613	44,693
Class Y	870,213	307,758
Cost of shares redeemed:
Class A	(1,331,970)	(502,446)
Class C	(77,228)	(213,406)
Class I	(790,155)	(5,065,739)
Class Y	(2,293,351)	(859,355)
Increase (Decrease) in Net Assets from Capital Stock Transactions	7,318,262	16,023,307
Total Increase (Decrease) in Net Assets	7,255,733	16,406,622
Net Assets ($):
Beginning of Period	38,685,188	22,278,566
End of Period	45,940,921	38,685,188
Undistributed (distributions in excess of) investment income—net	(187,563)	521,046

23

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2017	2016
Capital Share Transactions (Shares):
Class A
Shares sold	14,906	71,290
Shares issued for distributions reinvested	4,071	1,982
Shares redeemed	(111,006)	(41,496)
Net Increase (Decrease) in Shares Outstanding	(92,029)	31,776
Class C
Shares sold	8,337	6,591
Shares issued for distributions reinvested	1,243	791
Shares redeemed	(6,430)	(17,686)
Net Increase (Decrease) in Shares Outstanding	3,150	(10,304)
Class Ia
Shares sold	271,560	67,292
Shares issued for distributions reinvested	3,393	3,711
Shares redeemed	(64,944)	(420,719)
Net Increase (Decrease) in Shares Outstanding	210,009	(349,716)
Class Ya
Shares sold	601,724	1,676,600
Shares issued for distributions reinvested	72,624	25,465
Shares redeemed	(189,361)	(70,464)
Net Increase (Decrease) in Shares Outstanding	484,987	1,631,601

a During the period ended October 31, 2017, 2,080 Class Y shares representing $25,229 were exchanged for 2,080 Class I shares.
See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.30	12.13	12.70	12.59	13.03
Investment Operations:
Investment income—net[a]	.19	.13	.16	.26	.32
Net realized and unrealized gain (loss) on investments	.10	.25	(.18)	(.00)[b]	(.04)
Total from Investment Operations	.29	.38	(.02)	.26	.28
Distributions:
Dividends from investment income—net	(.36)	(.19)	(.49)	(.15)	(.51)
Dividends from net realized gain on investments	(.00)[b]	(.02)	(.06)	—	(.21)
Total Distributions	(.36)	(.21)	(.55)	(.15)	(.72)
Net asset value, end of period	12.23	12.30	12.13	12.70	12.59
Total Return (%)[c]	2.45	3.20	(.15)	2.08	2.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.37	1.64	1.99	2.22	2.31
Ratio of net expenses to average net assets	.89	.95	.95	1.02	1.10
Ratio of net investment income to average net assets	1.65	1.10	1.29	2.04	2.49
Portfolio Turnover Rate	145.88	141.08	134.49	157.23	138.46
Net Assets, end of period ($ x 1,000)	682	1,818	1,407	1,466	1,912

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

25

FINANCIAL HIGHLIGHTS (continued)

Class C Shares	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.18	12.05	12.62	12.54	12.98
Investment Operations:
Investment income—net[a]	.11	.04	.07	.17	.23
Net realized and unrealized gain (loss) on investments	.08	.25	(.19)	(.00)[b]	(.06)
Total from Investment Operations	.19	.29	(.12)	.17	.17
Distributions:
Dividends from investment income—net	(.31)	(.14)	(.39)	(.09)	(.40)
Dividends from net realized gain on investments	(.00)[b]	(.02)	(.06)	—	(.21)
Total Distributions	(.31)	(.16)	(.45)	(.09)	(.61)
Net asset value, end of period	12.06	12.18	12.05	12.62	12.54
Total Return (%)[c]	1.59	2.47	(.94)	1.30	1.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.09	2.39	2.74	2.95	3.03
Ratio of net expenses to average net assets	1.64	1.70	1.70	1.76	1.85
Ratio of net investment income to average net assets	.90	.35	.54	1.31	1.83
Portfolio Turnover Rate	145.88	141.08	134.49	157.23	138.46
Net Assets, end of period ($ x 1,000)	702	671	788	1,051	819

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

26

Class I Shares	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.33	12.14	12.71	12.60	13.04
Investment Operations:
Investment income—net[a]	.23	.15	.19	.29	.36
Net realized and unrealized gain (loss) on investments	.08	.27	(.18)	(.00)[b]	(.06)
Total from Investment Operations	.31	.42	.01	.29	.30
Distributions:
Dividends from investment income—net	(.37)	(.21)	(.52)	(.18)	(.53)
Dividends from net realized gain on investments	(.00)[b]	(.02)	(.06)	—	(.21)
Total Distributions	(.37)	(.23)	(.58)	(.18)	(.74)
Net asset value, end of period	12.27	12.33	12.14	12.71	12.60
Total Return (%)	2.57	3.52	.07	2.30	2.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14	1.39	1.70	1.88	1.96
Ratio of net expenses to average net assets	.65	.70	.70	.77	.85
Ratio of net investment income to average net assets	1.91	1.35	1.54	2.29	2.86
Portfolio Turnover Rate	145.88	141.08	134.49	157.23	138.46
Net Assets, end of period ($ x 1,000)	3,815	1,244	5,472	10,292	9,391

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

27

FINANCIAL HIGHLIGHTS (continued)

Class Y Shares	Year Ended October 31,
	2017	2016	2015	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	12.33	12.14	12.71	12.60	12.50
Investment Operations:
Investment income—net[b]	.23	.16	.19	.29	.10
Net realized and unrealized gain (loss) on investments	.08	.27	(.18)	(.00)[c]	.11
Total from Investment Operations	.31	.43	.01	.29	.21
Distributions:
Dividends from investment income—net	(.37)	(.22)	(.52)	(.18)	(.11)
Dividends from net realized gain on investments	(.00)[c]	(.02)	(.06)	—	—
Total Distributions	(.37)	(.24)	(.58)	(.18)	(.11)
Net asset value, end of period	12.27	12.33	12.14	12.71	12.60
Total Return (%)	2.67	3.54	.09	2.34	1.29	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98	1.23	1.31	1.88	2.09	[e]
Ratio of net expenses to average net assets	.64	.70	.70	.75	.85	[e]
Ratio of net investment income to average net assets	1.90	1.35	1.54	2.30	2.36	[e]
Portfolio Turnover Rate	145.88	141.08	134.49	157.23	138.46
Net Assets, end of period ($ x 1,000)	40,741	34,952	14,611	1	1

a From July 1, 2013 (commencement of initial offering) to October 31, 2013.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Not annualized.

e Annualized.

See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Dynamic Bond Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek total return (consisting of income and capital appreciation). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (“Newton”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund’s total authorized shares increasing from 400 million to 500 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2017, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 7,453 Class A and 7,267 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

29

NOTES TO FINANCIAL STATEMENTS (continued)

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

30

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

31

NOTES TO FINANCIAL STATEMENTS (continued)

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2017 in valuing the fund’s investments:

32

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	-	22,966,810	-	22,966,810
Exchange-Traded Funds	164,764	-	-	164,764
Foreign Government	-	14,326,678	-	14,326,678
Registered Investment Company	94,681	-	-	94,681
U.S. Treasury	-	7,193,070	-	7,193,070
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	320,561	-	320,561
Options Purchased	50,375	-	-	50,375
Liabilities ($)
Other Financial Instruments:
Futures††	(22,879)	-	-	(22,879)
Forward Foreign Currency Exchange Contracts††	-	(140,520)	-	(140,520)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

33

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At October 31, 2017, Dreyfus Yield Enhancement Strategy Fund, an affiliate of the fund, held 2,237,703 Class Y shares representing approximately 60% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

34

tax expense in the Statement of Operations. During the period ended October 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $44,089, accumulated capital and other losses $297,798 and unrealized appreciation $79,841.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2017. The fund has $223,682 of post-enactment short-term capital losses and $51,356 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2017 and October 31, 2016 were as follows: ordinary income $1,185,144 and $404,465, and long-term capital gains $0 and $27,032, respectively.

During the period ended October 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, foreign currency gains and losses and consent fees, the fund decreased accumulated undistributed investment income-net by $327,109 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time

35

NOTES TO FINANCIAL STATEMENTS (continued)

of borrowing. During the period ended October 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .45% of the value of the fund’s average daily net assets and is payable monthly. Effective July 21, 2017, pursuant to a revised management agreement with Dreyfus, the fund has agreed to pay a management fee at an annual rate of .40% of the value the fund’s average daily net assets. Dreyfus had contractually agreed, from November 1, 2016 through July 20, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class A, C, I and Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) did not exceed .70% of the value of the fund’s average daily net assets. Dreyfus has contractually agreed, from July 21, 2017 through March 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class A, C, I and Y shares (excluding expenses as described above) do not exceed .50% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $146,566 during the period ended October 31, 2017.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton a monthly fee at an annual rate of .22% of the value of the fund’s average daily net assets. Effective July 21, 2017, pursuant to a revised sub-investment advisory agreement between Dreyfus and Newton, Dreyfus has agreed to pay Newton a monthly fee at an annual rate of .19% of the value of the fund’s average daily net assets.

During the period ended October 31, 2017, the Distributor retained $87 from commissions earned on sales of the fund’s Class A shares and $772 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2017, Class C shares were charged $5,064 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may

36

include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2017, Class A and Class C shares were charged $2,447 and $1,688, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2017, the fund was charged $1,776 for transfer agency services and $62 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $62.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2017, the fund was charged $19,870 pursuant to the custody agreement.

During the period ended October 31, 2017, the fund was charged $11,224 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $15,582, Distribution Plan fees $449, Shareholder Services Plan fees $295, custodian fees $3,462, Chief Compliance Officer fees $6,538 and transfer agency fees $202, which are offset against an expense reimbursement currently in effect in the amount of $17,212.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

37

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward contracts, futures and options transactions, during the period ended October 31, 2017, amounted to $66,360,478 and $59,098,629, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2017 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2017 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates and the value of foreign currency, or as a substitute for an investment. The fund is subject to market risk, interest rate risk and foreign currency risk in the course of pursuing its investment objectives through its investments in

38

options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. At October 31, 2017, there were no options written outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign

39

NOTES TO FINANCIAL STATEMENTS (continued)

currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2017 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	50,375	[1]	Interest rate risk	(22,879)	[2]
Foreign exchange risk	320,561	[3]	Foreign exchange risk	(140,520)	[3]
Gross fair value of derivative contracts	370,936			(163,399)

Statement of Assets and Liabilities location:
[1]	Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[2]	Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[3]	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2017 is shown below:

40

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Total
Interest rate	(13,879)		52,776		-		38,897
Foreign exchange	-		(12,283)		(264,409)		(276,692)
Total	(13,879)		40,493		(264,409)		(237,795)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[4]	Options Transactions	[5]	Forward Contracts	[6]	Total
Interest rate	(22,879)		10,284		-		(12,595)
Foreign exchange	-		-		(355,757)		(355,757)
Total	(22,879)		10,284		(355,757)		(368,352)

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net unrealized appreciation (depreciation) on futures.
[5]	Net unrealized appreciation (depreciation) on options transactions.
[6]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

41

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	-	(22,879)
Options	50,375	-
Forward contracts	320,561	(140,520)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	370,936	(163,399)
Derivatives not subject to
Master Agreements	(50,375)	22,879
Total gross amount of assets
and liabilities subject to
Master Agreements	320,561	(140,520)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2017:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Citigroup	15,562		(21)	(15,541)		-
State Street Bank and Trust Company	261,310		(123,769)	-		137,541
UBS	43,689		(16,730)	-		26,959
Total	320,561		(140,520)	(15,541)		164,500

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Citigroup	(21)		21	-		-
State Street Bank and Trust Company	(123,769)		123,769	-		-
UBS	(16,730)		16,730	-		-
Total	(140,520)		140,520	-		-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2017:

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Average Market Value ($)
Interest rate futures	1,151,234
Interest rate options contracts	23,173
Foreign currency options contracts	7
Forward contracts	22,452,115

At October 31, 2017, the cost of investments for federal income tax purposes was $44,718,757; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $77,627, consisting of $806,379 gross unrealized appreciation and $728,752 gross unrealized depreciation.

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REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Global Dynamic Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, investments in affiliated issuers, futures and forward foreign currency exchange contracts, of Dreyfus Global Dynamic Bond Fund (one of the series comprising Advantage Funds, Inc.) (the Fund) as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Dynamic Bond Fund at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2017

44

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports $.0043 per share as a short-term capital gain distribution paid on December 29, 2016.

45

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB–INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on July 18, 2017, the Board considered the approval of amendment of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Management Agreement”), and the Sub-Investment Advisory Agreement (the “Subadvisory Agreement” and together with the Management Agreement, the “Agreements”), pursuant to which Newton Investment Management (North America) Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. Dreyfus proposed to amend the Management Agreement to reduce the management fee payable by the fund from 0.45% of the value of the fund’s average daily net assets to 0.40% of the value of the fund’s average daily net assets, and to amend the Subadvisory Agreement to reduce the subadvisory fee payable by Dreyfus to the Subadviser, effective July 21, 2017. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. Since the Board had renewed the Agreements at a meeting of the fund’s Board of Directors held on March 9-10, 2017 (the “March Meeting”), and, other than as discussed below, there had been no material changes in the information presented, the Board addressed certain of the relevant considerations by reference to their considerations and determinations at the March Meeting. In considering amendment of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The nature, extent and quality of services provided had been considered at the March Meeting, and there had been no material changes in this information. Dreyfus representatives stated, and the Board considered, that Dreyfus would continue to provide research and portfolio management and that Dreyfus would continue to provide oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered that Dreyfus stated that the proposed amendment to the Management Agreement would not result in any diminution in the nature, extent or quality of the services provided to the fund pursuant to the Management Agreement, as proposed to be amended, by Dreyfus or Dreyfus’ affiliates.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. Dreyfus did not provide the Board with information comparing the fund’s performance with the performance of a group of comparable funds because that information had been reviewed at the March Meeting.

46

The Board reviewed the range of actual and contractual management fees and total expenses of a group of comparable funds (the “Expense Group”) in a report prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, for the March Meeting (giving effect to the proposed management fee reduction for the fund) and discussed the results of the comparisons. The Board noted that the fund’s proposed management fee was below the Expense Group median for both contractual and actual management fees and the fund’s total expenses (both the current actual expenses and the proposed expenses after giving effect to the expense limitation described below) were below the Expense Group median.

Dreyfus representatives stated that Dreyfus has contractually agreed, until March 1, 2018 for Class A, C, I and Y shares and until March 31, 2018 for Class T shares, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the fund’s share classes (excluding, as applicable, Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.50% of the fund’s average daily net assets.

Dreyfus did not provide the Board with the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund because this information had been reviewed at the March Meeting.

Analysis of Profitability and Economies of Scale. The Board had considered profitability, economies of scale and the potential benefits to Dreyfus at the March Meeting. Dreyfus representatives noted that the amendment to the Management Agreement would result in a reduction in Dreyfus’ fee (and therefore negatively impact profitability and economies of scale) and that potential benefits would not change materially as a result of the amendment from those considered at the March Meeting.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to amendment of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services to be provided by Dreyfus and the Subadviser continue to be adequate and appropriate.

• The Board concluded that the fees to be paid to Dreyfus and the Subadviser are appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and

47

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB–INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements and of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. The Board determined to approve amendment of the Agreements.

48

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Peggy C. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

David P. Feldman (77)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 31

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014)

• Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

49

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Ehud Houminer (77)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 52

———————

Lynn Martin (77)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Robin A. Melvin (54)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 98

———————

50

Dr. Martin Peretz (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

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OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

52

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

53

For More Information

Dreyfus Global Dynamic Bond Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DGDAX Class C: DGDCX Class I: DGDIX Class Y: DGDYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6298AR1017

Dreyfus Total Emerging Markets Fund

ANNUAL REPORT October 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Total Emerging Markets Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Total Emerging Markets Fund, covering the 12-month period from November 1, 2016 through October 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over the first 10 months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through October 31, 2017, as provided by Sean P. Fitzgibbon, Federico Garcia Zamora, and Josephine Shea, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2017, Dreyfus Total Emerging Markets Fund’s Class A shares produced a total return of 29.23%, Class C shares returned 28.32%, Class I shares returned 29.76%, and Class Y shares returned 29.70%.1 In comparison, the MSCI Emerging Markets Index (the “Index”), the fund’s benchmark, returned 26.45% for the same period.2 The fund’s secondary benchmark index, the hybrid “Customized Blended Index,” returned 19.89% for the same period. The Customized Blended Index is a blend of 70% MSCI Emerging Markets Index/15% J.P. Morgan GB Index-EM Global Diversified/7.5% J.P. Morgan EMB Index Global/7.5% J.P. Morgan CEMB Index Diversified.2,3,4,5,6

Positive economic developments and rising corporate earnings propelled emerging-market equities higher, while emerging-market bonds generally benefited from stronger economic growth and moderating interest rates. Favorable security selections in both asset classes enabled the fund to outperform its benchmark.

The Fund’s Investment Approach

The fund seeks to maximize total return. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the securities of emerging-market issuers and other investments that are tied economically to emerging-market countries. The fund normally allocates its investments among emerging-market equities, bonds and currencies.

The portfolio construction process starts with assessing the risk and return expectations of equities, bonds, and currencies for each emerging-market country over a 12-month period. These expectations are guided primarily by our common global macroeconomic view and top-down country-specific outlooks. Moreover, these expectations also reflect our bottom-up valuation assessments of individual securities. The fund’s assets are then allocated to what we consider the more attractive emerging-market asset classes and countries. After making asset and country allocation decisions, we select individual securities for the fund’s portfolio. In choosing bonds and currency investments for the fund, the portfolio managers rely on in-depth fundamental analysis and in choosing equity investments for the fund, the portfolio managers rely on in-depth fundamental analysis supported by proprietary quantitative models.

A Positive Environment for Emerging-Market Securities

Most emerging-market stocks and bonds started the reporting period on a weak note, pressured by uncertainty regarding U.S. foreign and trade policies, fluctuating currency values, and the prospect of higher short-term U.S. interest rates. These trends reversed in the closing weeks of 2016, when emerging markets were bolstered by accelerating economic growth and a weakening U.S. dollar.

Positive economic trends and higher corporate earnings continued to drive most emerging-market securities higher in 2017. Chinese stocks fared particularly well, boosted by strong economic data and the inclusion of some major Chinese companies in the Index for the first time, thereby increasing investor demand for those securities. On the other hand, weak oil prices early in the reporting period undermined stocks in energy-exporting markets. More economically sensitive and growth-oriented industry groups, such as the information technology, materials, and financials sectors, led the Index’s rise, while the traditionally defensive utilities, telecommunication services, consumer staples, and health care sectors trailed.

Bonds across a variety of developing nations produced solidly positive returns over the reporting period when moderating long-term interest rates and muted inflation offset earlier market weakness stemming from expectations of greater economic growth and higher inflation. In addition, most emerging-market currencies gained value against the U.S. dollar.

Security Selections Boosted Performance

The fund’s stock holdings enhanced returns compared to the Index, led by strong security selections in China, such as hotel chain China Lodging Group, Internet giant Tencent Holdings, and sportswear maker ANTA Sports Products. In Taiwan, pneumatic tool maker AirTAC International Group cut costs and delivered steady revenue growth. In India, conglomerate Reliance Industries achieved higher profit margins

3

DISCUSSION OF FUND PERFORMANCE (continued)

and mobile telecommunications revenues. Other top equity holdings included Korean financial firms KB Financial and Korea Investment Holdings.

A few equity holdings detracted from relative returns, including Korea Electric Power, Thai Beverage, telecommunications provider Telekomunikasi Indonesia, and two Brazilian firms, electric utility CIA Energética de Minas Gerais and meat processor JBS. Lack of exposure to smartphone maker Samsung Electronics further dampened relative performance.

In the fund’s fixed-income portfolio, returns were enhanced through overweighted positions in the Argentinian peso, Mexican peso, Colombian peso, Russian ruble, and Polish zÅ‚oty. Overweighted exposure to sovereign bonds from various Latin American countries and quasi-sovereign securities also supported relative results, as did a relatively short duration posture in South Africa. These strategies more than offset weakness stemming from underweighted positions in some Asian currencies.

Positioned for Further Economic Improvement

Positive macroeconomic trends have helped bolster credit conditions and corporate earnings in many emerging markets. Meanwhile, emerging-market equity valuations have remained attractive compared to their developed-world counterparts, and emerging-market bonds continue to offer relatively attractive yields. As of the reporting period’s end, we have added to the fund’s equity positions in China and Brazil, where local economic growth has gained momentum. In contrast, we have trimmed equity positions in Korea and, to a lesser extent, the Philippines. In the bond portfolio, we have added to positions in various emerging-market bonds and currencies in anticipation of stable commodity prices and more accommodative monetary policies in certain developing nations.

November 15, 2017

¹ Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower for Class A, Class C, Class I, and Class Y.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The J.P. Morgan GB Index-EM Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging-market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the exposure of some of the larger countries. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The J.P. Morgan EMB Index Global tracks the total return for the U.S. dollar-denominated emerging-market debt, including Brady bonds, Eurobonds, and loans. Investors cannot invest directly in any index.

5 Source: Lipper Inc. — The J.P. Morgan CEMB Index Diversified tracks U.S. dollar-denominated debt issued by emerging-market corporations. The diversified index limits the exposure of some of the larger countries. Investors cannot invest directly in any index.

6 Source: FactSet — The Customized Blended Index is an unmanaged hybrid index composed of 70% MSCI Emerging Markets Index /15% J.P. Morgan GB Index-EM Global Diversified /7.5% J.P. Morgan EMB Index Global/7.5% J.P. Morgan CEMB Index Diversified. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging-market countries than with more economically and politically established foreign countries.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Total Emerging Markets Fund Class A shares, Class C shares, Class I shares and Class Y shares and the MSCI Emerging Markets Index and a 70% MSCI Emerging Markets Index/15% JP Morgan GB Index-EM Global Diversified/7.5% JP Morgan EMB Index Global/7.5% JP Morgan CEMBI Index Diversified Index (the “Customized Blended Index”)

† Source: Lipper Inc.

†† Source: FactSet

††† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges on Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Total Emerging Markets Fund on 3/25/11 (inception date) to a $10,000 investment made in the MSCI Emerging Markets Index and Customized Blended Index. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. The J.P. Morgan GB Index-EM Global Diversified tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the exposure of some of the larger countries. The J.P. Morgan EMB Index Global tracks the total return for the U.S. dollar-denominated emerging markets debt, including Brady bonds, Eurobonds and loans. The J.P. Morgan CEMB Index Diversified tracks U.S. dollar-denominated debt issued by emerging market corporations. The diversified index limits the exposure of some of the larger countries. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/17
	Inception			From
	Date	1 Year	5 Year	Inception
Class A shares
with maximum sales charge (5.75%)	3/25/11	21.76%	4.55%	2.45%
without sales charge	3/25/11	29.23%	5.79%	3.37%
Class C shares
with applicable redemption charge†	3/25/11	27.32%	5.00%	2.59%
without redemption	3/25/11	28.32%	5.00%	2.59%
Class I shares	3/25/11	29.76%	6.09%	3.65%
Class Y shares	7/1/13	29.70%	6.11%††	3.61%††
MSCI Emerging Markets Index	3/31/11	26.45%	4.83%	1.83%†††
Customized Blended Index	3/31/11	19.89%	3.91%	2.36%†††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

††† For comparative purposes, the value of each Index as of 3/31/11 is used as the beginning value on 3/25/11.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Total Emerging Markets Fund from May 1, 2017 to October 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$8.75	$12.78	$7.01	$7.06
Ending value (after expenses)	$1,170.80	$1,166.50	$1,173.40	$1,172.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$8.13	$11.88	$6.51	$6.56
Ending value (after expenses)	$1,017.14	$1,013.41	$1,018.75	$1,018.70

† Expenses are equal to the fund’s annualized expense ratio of 1.60% for Class A, 2.34% for Class C, 1.28% for Class I and 1.29% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2017

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 19.3%
Argentina - 2.4%
Argentine Government, Sr. Unscd. Notes	ARS	5.83	12/31/33	991,700	[b]	417,203
Buenos Aires Province, Unscd. Bonds, 3 Month BADLAR + 3.83%	ARS	24.50	5/31/22	13,817,000	[c]	802,006
City of Buenos Aires Argentina, Unscd. Bonds, Ser. 22, 3 Month BADLAR + 3.25%	ARS	23.76	3/29/24	23,485,000	[c]	1,313,966
Province of Cordoba, Sr. Unscd. Notes		7.45	9/1/24	165,000	[d]	182,059
					2,715,234
Bahrain - .2%
Oil & Gas Holding, Sr. Unscd. Notes		7.50	10/25/27	220,000	[d]	228,804
Chile - .2%
Celulosa Arauco y Constitucion, Sr. Unscd. Notes		5.50	11/2/47	240,000	[d]	242,280
Colombia - .9%
Ecopetrol, Sr. Unscd. Notes		5.88	5/28/45	520,000		516,100
Emgesa, Sr. Unscd. Notes	COP	8.75	1/25/21	237,000,000		81,602
Empresas Publicas de Medellin, Sr. Unscd. Notes	COP	7.63	9/10/24	230,000,000	[d]	76,076
Empresas Publicas de Medellin, Sr. Unscd. Notes	COP	8.38	11/8/27	710,000,000	[d]	233,395
Findeter, Sr. Unscd. Notes	COP	7.88	8/12/24	450,000,000	[d]	150,513
					1,057,686
Ecuador - .5%
Ecuadorian Government, Sr. Unscd. Notes		9.63	6/2/27	490,000	[d]	527,975
Egypt - .2%
Egyptian Government, Sr. Unscd. Notes		8.50	1/31/47	200,000		226,627
Georgia - .4%
BGEO Group, Sr. Unscd. Bonds		6.00	7/26/23	400,000		412,594
Iraq - .4%
Iraqi Government, Sr. Unscd. Bonds		6.75	3/9/23	480,000	[d]	482,172

8

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 19.3% (continued)
Ivory Coast - .6%
Ivory Coast Government, Sr. Unscd. Bonds		6.13	6/15/33	745,000	[d]	737,431
Jordan - .5%
Jordanian Government, Sr. Unscd. Bonds		7.38	10/10/47	200,000	[d]	209,935
Jordanian Government, Sr. Unscd. Notes		5.75	1/31/27	390,000		390,814
					600,749
Kazakhstan - .2%
KazTransGas, Gtd. Notes		4.38	9/26/27	200,000	[d]	197,984
Lebanon - .5%
Lebanese Government, Sr. Unscd. Notes		6.10	10/4/22	600,000		595,117
Luxembourg - 1.7%
Aegea Finance Sarl, Gtd. Notes		5.75	10/10/24	235,000	[d]	242,309
Atento Luxco 1, Sr. Scd. Notes		6.13	8/10/22	660,000	[d]	693,396
Cosan Luxembourg, Gtd. Notes		7.00	1/20/27	270,000	[d]	293,355
Evraz Group, Sr. Unscd. Notes		5.38	3/20/23	480,000	[d]	496,344
Rumo Luxembourg Sarl, Gtd. Notes		7.38	2/9/24	270,000	[d]	294,840
					2,020,244
Malaysia - .3%
Malaysian Government, Sr. Unscd. Bonds, Ser. 0316	MYR	3.90	11/30/26	1,335,000		310,844
Mauritius - .2%
HTA Group, Gtd. Bonds		9.13	3/8/22	240,000		257,400
Mexico - 1.7%
Metalsa, Gtd. Notes		4.90	4/24/23	560,000		571,200
Mexican Government, Bonds, Ser. M	MXN	5.75	3/5/26	11,860,000		562,386
Mexican Government, Bonds, Ser. M 20	MXN	10.00	12/5/24	2,580,000		156,209
Sixsigma Networks Mexico, Gtd. Notes		8.25	11/7/21	620,000		655,650
					1,945,445
Mongolia - .7%
Mongolian Government, Sr. Unscd. Notes		10.88	4/6/21	500,000		588,366

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 19.3% (continued)
Mongolia - .7% (continued)
Mongolian Government, Sr. Unscd. Notes		5.63	5/1/23	200,000	[d]	200,300
					788,666
Morocco - .6%
OCP Group, Sr. Unscd. Notes		6.88	4/25/44	610,000		689,910
Netherlands - 1.3%
Petrobras Global Finance, Gtd. Notes		7.38	1/17/27	520,000		578,240
VTR Finance, Sr. Scd. Notes		6.88	1/15/24	880,000		935,220
					1,513,460
Peru - .4%
Orazul Energy Egenor, Gtd. Notes		5.63	4/28/27	500,000	[d]	493,750
Russia - .5%
Russian Government, Bonds, Ser. 6215	RUB	7.00	8/16/23	17,140,000		288,930
Vnesheconombank, Sr. Unscd. Notes		6.80	11/22/25	280,000		319,134
					608,064
Senegal - .6%
Senegalese Government, Sr. Unscd. Bonds		6.25	7/30/24	680,000		733,047
South Africa - .2%
South African Government, Bonds, Ser. 2048	ZAR	8.75	2/28/48	3,300,000		203,408
Sri Lanka - .6%
Sri Lankan Government, Sr. Unscd. Notes		6.20	5/11/27	640,000	[d]	681,375
Turkey - 1.4%
TC Ziraat Bankasi, Sr. Unscd. Notes		5.13	9/29/23	460,000	[d]	452,560
Turkish Government, Bonds	TRY	10.60	2/11/26	860,000		216,272
Turkish Government, Bonds	TRY	11.00	2/24/27	1,220,000		312,594
Turkiye Vakiflar Bankasi, Sr. Unscd. Notes		5.50	10/27/21	600,000	[d]	603,200
					1,584,626
Ukraine - .8%
Ukrainian Government, Sr. Unscd. Notes		7.38	9/25/32	780,000	[d]	770,520

10

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 19.3% (continued)
Ukraine - .8% (continued)
Ukrainian Government, Sr. Unscd. Notes, Ser.		0.00	5/31/40	210,000	[e]	120,462
					890,982
United Arab Emirates - .4%
DP World, Sr. Unscd. Notes		6.85	7/2/37	380,000		471,436
United Kingdom - .5%
Vedanta Resources, Sr. Unscd. Notes		6.38	7/30/22	565,000	[d]	592,516
Uruguay - .4%
Uruguayan Government, Sr. Unscd. Bonds	UYU	8.50	3/15/28	13,955,000	[d]	486,010
Total Bonds and Notes (cost $22,087,095)				22,295,836
Description				Shares		Value ($)
Common Stocks - 75.3%
Brazil - 3.5%
Ambev, ADR				333,200		2,109,156
Kroton Educacional				357,600		1,966,565
					4,075,721
Chile - .8%
Itau CorpBanca				95,502,448		898,829
China - 30.3%
Alibaba Group Holding, ADR				23,000	[f]	4,252,470
Anhui Conch Cement, Cl. H				387,000		1,654,376
ANTA Sports Products				402,000		1,798,370
Beijing Capital International Airport, Cl. H				1,122,000		1,840,900
China Construction Bank, Cl. H				2,041,000		1,820,873
China Lodging Group, ADR				29,600	[f]	3,963,144
China Shenhua Energy, Cl. H				572,500		1,367,883
PICC Property & Casualty, Cl. H				1,012,000		2,005,476
Ping An Insurance Group Company of China, Cl. H				281,000		2,467,314
Shanghai Pharmaceuticals Holding, Cl. H				707,200		1,826,605
TAL Education Group, ADR				58,380		1,605,450
Tencent Holdings				190,400		8,537,175
ZTE, Cl. H				529,000	[f]	1,834,216
					34,974,252
Hong Kong - 3.2%
China Everbright International				1,283,000		1,809,034
Galaxy Entertainment Group, Cl. L				282,000		1,919,425
					3,728,459
Hungary - 2.1%
Richter Gedeon				97,093		2,415,438

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 75.3% (continued)
India - 3.8%
ICICI Bank, ADR	190,732	1,745,198
Reliance Industries, GDR	90,927	[d] 2,609,605
		4,354,803
Indonesia - 3.0%
Bank Rakyat Indonesia Persero	1,386,400	1,594,679
Telekomunikasi Indonesia Persero	6,149,800	1,827,369
		3,422,048
Mexico - 2.0%
Arca Continental	135,300	861,056
Grupo Aeroportuario del Centro Norte	298,000	1,505,408
		2,366,464
Panama - 1.2%
Copa Holdings, Cl. A	11,000	1,355,090
Peru - 1.1%
Credicorp	5,990	1,254,546
Philippines - .6%
Puregold Price Club	759,300	750,108
Russia - 4.1%
LUKOIL, ADR	40,200	2,131,806
Sberbank of Russia, ADR	179,405	2,572,668
		4,704,474
South Africa - 3.2%
Clicks Group	188,476	2,111,944
Exxaro Resources	150,513	1,530,386
		3,642,330
South Korea - 4.2%
Coway	23,367	2,029,374
KB Financial Group	54,093	2,819,682
		4,849,056
Taiwan - 8.9%
Airtac International Group	159,043	2,576,054
Chailease Holding	736,000	1,898,599
Largan Precision	9,000	1,705,433
Taiwan Semiconductor Manufacturing	502,000	4,044,696
		10,224,782
Thailand - 1.2%
Thai Beverage	1,949,700	1,401,736
Turkey - 1.4%
Turkiye Garanti Bankasi	594,979	1,635,837

12

Description				Shares		Value ($)
Common Stocks - 75.3% (continued)
United Arab Emirates - .7%
Abu Dhabi Commercial Bank				399,077		803,011
Total Common Stocks (cost $61,974,971)				86,856,984

Preferred Stocks - 3.3%
Brazil - 3.3%
Cia Energetica de Minas Gerais, 7.81%		7.81		472,300		1,116,033
Petroleo Brasileiro		0.00		529,000	[f]	2,711,867
Total Preferred Stocks (cost $3,914,423)				3,827,900

Rights - .0%
Brazil - .0%
Cia Energetica de Minas Gerais				75,048	[f]	26,612
China - .0%
Tencent Holdings Total Rights (cost $0)			10/30/17	151	[f]	0 26,612
Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .0%
Call Options - .0%
South African Rand Cross Currency, Contracts 3,800 JP Morgan Chase Bank (cost $15,564)	TRY	3.85	11/2017	3,800,000		4,300

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Other Investment - 1.9%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,170,429)	2,170,429	[g] 2,170,429
Total Investments (cost $90,162,482)	99.8%	115,182,061
Cash and Receivables (Net)	0.2%	273,073
Net Assets	100.0%	115,455,134

ADR—American Depository Receipt

BADLAR—Buenos Aires Interbank Offer Rate

GDR—Global Depository Receipt

ARS—Argentine Peso

COP—Colombian Peso

MXN—Mexican Peso

MYR—Malaysian Ringgit

RUB—Russian Ruble

TRY—Turkish Lira

UYU—Uruguayan Peso

ZAR—South African Rand

a Amount stated in U.S. Dollars unless otherwise noted above.

b Principal amount for accrual purposes is periodically adjusted based on changes in the Argentine Consumer Price Index.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, these securities were valued at $12,178,704 or 10.55% of net assets.

e Security issued with a zero coupon. Income is recognized through the accretion of discount.

f Non-income producing security.

g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financial	18.6
Information Technology	17.6
Consumer Discretionary	12.7
Foreign/Governmental	10.9
Energy	9.0
Corporate Bonds	8.4
Industrials	6.7
Consumer Staples	6.3
Health Care	3.7
Money Market Investment	1.9
Telecommunication Services	1.6
Materials	1.4
Utilities	1.0
Options Purchased	.0
99.8

† Based on net assets.

See notes to financial statements.

14

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 10/31/16 ($)	Purchases ($)	Sales ($)	Value 10/31/17 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,732,534	60,725,721	61,287,826	2,170,429	1.9	19,694

See notes to financial statements.

15

STATEMENT OF OPTIONS WRITTEN

October 31, 2017

Description/ Expiration Date/ Exercise Price	Counterparty	Number of Contracts	Notional Amount ($)	[a]	Value ($)
Call Options:
South African Rand, December 2017 @ ZAR 14.5	Morgan Stanley Capital Services	1100	1,100,000		(26,079)
South Korean Won, December 2017 @ KRW 1,200	Morgan Stanley Capital Services	1100	1,100,000		(1,333)
Put Options:
Hungarian Forint Cross Currency November 2017 @ HUF 69.5	JP Morgan Chase Bank	3900	3,900,000	PLN	(1)
South African Rand Cross Currency November 2017 @ ZAR 3.64	JP Morgan Chase Bank	3800	3,800,000	TRY	(7,587)
Total Options Written (premiums received $42,670)					(35,000)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

PLN—Polish Zloty

TRY—Turkish Lira

See notes to financial statements.

16

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2017

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Bank of America
South African Rand	23,895,000	United States Dollar	1,782,796	11/13/17	(96,771)
Barclays Bank
Czech Koruna	58,800,000	United States Dollar	2,646,378	11/13/17†	24,569
Turkish Lira	2,190,000	United States Dollar	607,911	11/13/17	(32,814)
United States Dollar	2,646,377	Euro	2,258,759	11/13/17†	13,424
United States Dollar	783,517	Hungarian Forint	202,000,000	11/13/17	27,446
Citigroup
Argentine Peso	35,445,000	United States Dollar	1,971,357	11/13/17	19,395
Brazilian Real	9,705,000	United States Dollar	3,075,168	12/4/17	(121,897)
Chilean Peso	1,564,040,000	United States Dollar	2,413,642	11/13/17	43,396
Indonesian Rupiah	5,164,880,000	United States Dollar	391,386	11/13/17	(10,973)
Indian Rupee	443,810,000	United States Dollar	6,849,977	11/13/17	(10,001)
Malaysian Ringgit	21,480,000	United States Dollar	4,986,073	11/13/17	84,736
South African Rand	140,000	United States Dollar	10,751	11/13/17	(873)
United States Dollar	1,949,454	Philippine Peso	101,240,000	11/13/17	(9,870)
Goldman Sachs International
Colombian Peso	3,123,905,000	United States Dollar	1,043,737	11/14/17	(18,241)
Mexican New Peso	5,290,000	United States Dollar	293,750	11/13/17	(18,472)
United States Dollar	1,227,464	Hungarian Forint	316,410,000	11/13/17	43,164
JP Morgan Chase Bank
Euro	625,000	United States Dollar	730,868	11/30/17	(1,631)
South Korean Won	3,606,560,000	United States Dollar	3,170,212	11/13/17	49,122
Peruvian New Sol	5,522,000	United States Dollar	1,690,702	11/13/17	6,992
Polish Zloty	15,340,000	United States Dollar	4,209,277	11/13/17	4,915
Taiwan Dollar	49,015,000	United States Dollar	1,621,402	11/13/17	4,713

17

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
JP Morgan Chase Bank (continued)
United States Dollar	2,252,638	Hungarian Forint	580,630,000	11/13/17	79,382
United States Dollar	1,128,543	Russian Ruble	68,015,000	11/13/17	(31,930)
United States Dollar	1,790,220	Thai Baht	59,455,000	11/13/17	477
UBS
Czech Koruna	100,070,000	United States Dollar	4,555,461	11/13/17†	(9,855)
United States Dollar	4,555,461	Euro	3,841,522	11/13/17†	77,537
Gross Unrealized Appreciation					479,268
Gross Unrealized Depreciation					(363,328)

† Cross currency forward exchange contracts.

See notes to financial statements.

18

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	87,992,053	113,011,632
Affiliated issuers	2,170,429	2,170,429
Cash		13,448
Cash denominated in foreign currency	272,790	271,065
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		479,268
Dividends and interest receivable		400,707
Receivable for investment securities sold		396,864
Prepaid expenses		15,486
		116,758,899
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		128,504
Payable for investment securities purchased		686,646
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		363,328
Outstanding options written, at value (premiums received $42,670)—Note 4		35,000
Payable for shares of Common Stock redeemed		23,545
Accrued expenses		66,742
		1,303,765
Net Assets ($)		115,455,134
Composition of Net Assets ($):
Paid-in capital		86,959,856
Accumulated undistributed investment income—net		1,495,694
Accumulated net realized gain (loss) on investments		1,860,598
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions		25,138,986
Net Assets ($)		115,455,134

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	1,653,592	820,243	111,076,129	1,905,170
Shares Outstanding	113,795	57,672	7,598,902	130,203
Net Asset Value Per Share ($)	14.53	14.22	14.62	14.63

See notes to financial statements.

19

STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income ($):
Income:
Interest	1,839,616
Dividends (net of $185,470 foreign taxes withheld at source):
Unaffiliated issuers	1,559,308
Affiliated issuers	19,694
Total Income	3,418,618
Expenses:
Management fee—Note 3(a)	1,108,191
Custodian fees—Note 3(c)	88,198
Professional fees	75,683
Registration fees	58,311
Prospectus and shareholders’ reports	12,798
Shareholder servicing costs—Note 3(c)	11,755
Directors’ fees and expenses—Note 3(d)	11,527
Distribution fees—Note 3(b)	5,301
Interest expense—Note 2	3,106
Loan commitment fees—Note 2	2,356
Miscellaneous	45,789
Total Expenses	1,423,015
Less—reduction in expenses due to undertaking—Note 3(a)	(27)
Less—reduction in fees due to earnings credits—Note 3(c)	(428)
Net Expenses	1,422,560
Investment Income—Net	1,996,058
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	8,469,878
Net realized gain (loss) on options transactions	327,938
Net realized gain (loss) on forward foreign currency exchange contracts	2,073,417
Net Realized Gain (Loss)	10,871,233
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	16,666,403
Net unrealized appreciation (depreciation) on options transactions	(27,024)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	128,814
Net Unrealized Appreciation (Depreciation)	16,768,193
Net Realized and Unrealized Gain (Loss) on Investments	27,639,426
Net Increase in Net Assets Resulting from Operations	29,635,484

See notes to financial statements.

20

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2017	2016
Operations ($):
Investment income—net	1,996,058	1,630,176
Net realized gain (loss) on investments	10,871,233	1,608,578
Net unrealized appreciation (depreciation) on investments	16,768,193	9,302,722
Net Increase (Decrease) in Net Assets Resulting from Operations	29,635,484	12,541,476
Distributions to Shareholders from ($):
Investment income—net:
Class A	(18,734)	-
Class C	(4,434)	-
Class I	(1,633,825)	-
Class Y	(22,811)	-
Total Distributions	(1,679,804)	-
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	681,914	139,418
Class C	26,603	9,158
Class I	12,118,649	31,578,081
Class Y	1,498,875	1,139,039
Distributions reinvested:
Class A	12,366	-
Class C	1,434	-
Class I	49,084	-
Class Y	18,891	-
Cost of shares redeemed:
Class A	(416,423)	(133,670)
Class C	(28,025)	(90,470)
Class I	(27,470,441)	(12,634,217)
Class Y	(1,408,029)	(919,109)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(14,915,102)	19,088,230
Total Increase (Decrease) in Net Assets	13,040,578	31,629,706
Net Assets ($):
Beginning of Period	102,414,556	70,784,850
End of Period	115,455,134	102,414,556
Undistributed investment income—net	1,495,694	1,624,029

21

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2017	2016
Capital Share Transactions (Shares):
Class A
Shares sold	55,979	12,437
Shares issued for distributions reinvested	1,153	-
Shares redeemed	(32,409)	(12,581)
Net Increase (Decrease) in Shares Outstanding	24,723	(144)
Class C
Shares sold	2,251	798
Shares issued for distributions reinvested	136	-
Shares redeemed	(2,423)	(9,120)
Net Increase (Decrease) in Shares Outstanding	(36)	(8,322)
Class I
Shares sold	964,144	3,307,471
Shares issued for distributions reinvested	4,562	-
Shares redeemed	(2,032,547)	(1,266,125)
Net Increase (Decrease) in Shares Outstanding	(1,063,841)	2,041,346
Class Y
Shares sold	121,641	119,562
Shares issued for distributions reinvested	1,754	-
Shares redeemed	(118,655)	(96,316)
Net Increase (Decrease) in Shares Outstanding	4,740	23,246

See notes to financial statements.

22

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.41	10.27	12.13	12.22	11.52
Investment Operations:
Investment income—net[a]	.18	.17	.19	.21	.21
Net realized and unrealized gain (loss) on investments	3.10	.97	(1.84)	(.13)	.51
Total from Investment Operations	3.28	1.14	(1.65)	.08	.72
Distributions:
Dividends from investment income—net	(.16)	-	(.19)	(.17)	(.02)
Tax return of capital	-	-	(.02)	-	-
Total Distributions	(.16)	-	(.21)	(.17)	(.02)
Net asset value, end of period	14.53	11.41	10.27	12.13	12.22
Total Return (%)[b]	29.23	11.10	(13.76)	.71	6.25
Ratios/ Supplemental Data (%)
Ratio of total expenses to average net assets	1.61	1.69	1.72	1.71	1.71
Ratio of net expenses to average net assets	1.60	1.60	1.60	1.60	1.61
Ratio of net investment income to average net assets	1.44	1.60	1.71	1.80	1.78
Portfolio Turnover Rate	71.57	79.54	125.89	97.47	99.13
Net Assets, end of period ($ x 1,000)	1,654	1,016	916	1,294	1,380

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.16	10.13	11.96	12.07	11.44
Investment Operations:
Investment income—net[a]	.09	.09	.10	.12	.11
Net realized and unrealized gain (loss) on investments	3.05	.94	(1.81)	(.14)	.52
Total from Investment Operations	3.13	1.03	(1.71)	(.02)	.63
Distributions:
Dividends from investment income—net	(.08)	-	(.10)	(.09)	-
Tax return of capital	-	-	(.02)	-	-
Total Distributions	(.08)	-	(.12)	(.09)	-
Net asset value, end of period	14.22	11.16	10.13	11.96	12.07
Total Return (%)[b]	28.32	10.17	(14.36)	(.03)	5.42
Ratios/ Supplemental Data (%)
Ratio of total expenses to average net assets	2.34	2.41	2.46	2.44	2.42
Ratio of net expenses to average net assets	2.34	2.35	2.35	2.35	2.36
Ratio of net investment income to average net assets	.72	.85	.96	1.04	.92
Portfolio Turnover Rate	71.57	79.54	125.89	97.47	99.13
Net Assets, end of period ($ x 1,000)	820	644	669	823	720

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

24

	Year Ended October 31,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.46	10.29	12.16	12.25	11.54
Investment Operations:
Investment income—net[a]	.23	.20	.21	.24	.24
Net realized and unrealized gain (loss) on investments	3.11	.97	(1.84)	(.13)	.51
Total from Investment Operations	3.34	1.17	(1.63)	.11	.75
Distributions:
Dividends from investment income—net	(.18)	-	(.21)	(.20)	(.04)
Tax return of capital	-	-	(.03)	-	-
Total Distributions	(.18)	-	(.24)	(.20)	(.04)
Net asset value, end of period	14.62	11.46	10.29	12.16	12.25
Total Return (%)	29.76	11.37	(13.54)	.97	6.52
Ratios/ Supplemental Data (%)
Ratio of total expenses to average net assets	1.27	1.32	1.36	1.35	1.34
Ratio of net expenses to average net assets	1.27	1.29	1.35	1.35	1.34
Ratio of net investment income to average net assets	1.81	1.91	1.96	2.04	1.97
Portfolio Turnover Rate	71.57	79.54	125.89	97.47	99.13
Net Assets, end of period ($ x 1,000)	111,076	99,315	68,147	81,636	83,306

a Based on average shares outstanding.

See notes to financial statements.

25

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class Y Shares	2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	11.47	10.29	12.16	12.25	11.41
Investment Operations:
Investment income—net[b]	.22	.20	.24	.28	.06
Net realized and unrealized gain (loss) on investments	3.12	.98	(1.87)	(.16)	.78
Total from Investment Operations	3.34	1.18	(1.63)	.12	.84
Distributions:
Dividends from investment income—net	(.18)	-	(.22)	(.21)	-
Tax return of capital	-	-	(.02)	-	-
Total Distributions	(.18)	-	(.24)	(.21)	-
Net asset value, end of period	14.63	11.47	10.29	12.16	12.25
Total Return (%)	29.70	11.47	(13.53)	.95	7.45[c]
Ratios/ Supplemental Data (%)
Ratio of total expenses to average net assets	1.28	1.32	1.38	1.35	1.42[d]
Ratio of net expenses to average net assets	1.28	1.30	1.30	1.33	1.35[d]
Ratio of net investment income to average net assets	1.77	1.90	2.10	2.26	1.46[d]
Portfolio Turnover Rate	71.57	79.54	125.89	97.47	99.13
Net Assets, end of period($ x 1,000)	1,905	1,439	1,052	653	1

a From July 1, 2013 (commencement of initial offering) to October 31, 2013.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

26

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Total Emerging Markets Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek to maximize total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund’s total authorized shares increased from 400 million to 500 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2017, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 40,000 Class A shares, 40,000 Class C shares and 463,798 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative

27

NOTES TO FINANCIAL STATEMENTS (continued)

U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

28

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the

29

NOTES TO FINANCIAL STATEMENTS (continued)

value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2017 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds	-	9,717,985	-	9,717,985
Equity Securities – Foreign Common Stocks	86,856,984	-	-	86,856,984
Equity Securities – Foreign Preferred Stocks	3,827,900	-	-	3,827,900
Foreign Government	-	12,577,851	-	12,577,851

30

	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Registered Investment Company	2,170,429	-	-	2,170,429
Rights	26,612	-	-	26,612
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†	-	479,268	-	479,268
Options Purchased	-	4,300	-	4,300
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†	-	(363,328)	-	(363,328)
Options Written	-	(35,000)	-	(35,000)

† Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

31

NOTES TO FINANCIAL STATEMENTS (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,842,353,

32

undistributed capital gains $1,672,414 accumulated other losses $66,400 and unrealized appreciation $25,046,911.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2017 and October 31, 2016 were as follows: ordinary income $1,679,804 and $0, respectively.

During the period ended October 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and consent fees, the fund decreased accumulated undistributed investment income-net by $444,589 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2017 was approximately $147,400 with a related weighted average annualized interest rate of 2.11%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2016 through March 1, 2018, to waive receipt of its fees and/or assume the expenses of the fund, so that the direct expenses of Class A, C, I and Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.35% of the value of the respective class’ average

33

NOTES TO FINANCIAL STATEMENTS (continued)

daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $27 during the period ended October 31, 2017.

During the period ended October 31, 2017, the Distributor retained $356 from commissions earned on sales of the fund’s Class A shares and $100 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2017, Class C shares were charged $5,301 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2017, Class A and Class C shares were charged $3,389 and $1,767, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2017, the fund was charged $1,485 for transfer agency services and $79 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $79.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity.

34

During the period ended October 31, 2017, the fund was charged $88,198 pursuant to the custody agreement. These fees were partially offset by earnings credits of $349.

During the period ended October 31, 2017, the fund was charged $13,469 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $97,794, Distribution Plan fees $516, Shareholder Services Plan fees $535, custodian fees $21,618, Chief Compliance Officer fees $7,846 and transfer agency fees $195.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended October 31, 2017, redemption fees charged and retained by the fund amounted to $671.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, options transactions and forward contracts, during the period ended October 31, 2017, amounted to $76,803,141 and $89,760,223, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2017 is discussed below.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of foreign currencies or as a

35

NOTES TO FINANCIAL STATEMENTS (continued)

substitute for an investment. The fund is subject to market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at October 31, 2017 are set forth in Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign

36

currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Options	4,300	(35,000)
Forward contracts	479,268	(363,328)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	483,568	(398,328)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	483,568	(398,328)

37

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2017:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Bank	65,439		(32,814)	-	32,625
Citigroup	147,527		(147,527)	-	-
Goldman Sachs International	43,164		(36,713)	-	6,451
JP Morgan Chase Bank	149,901		(41,149)	-	108,752
UBS	77,537		(9,855)	-	67,682
Total	483,568		(268,058)	-	215,510

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Bank of America	(96,771)		-	-	(96,771)
Barclays Bank	(32,814)		32,814	-	-
Citigroup	(153,614)		147,527	-	(6,087)
Goldman Sachs International	(36,713)		36,713	-	-
JP Morgan Chase Bank	(41,149)		41,149	-	-
Morgan Stanley Capital Services	(27,412)		-	-	(27,412)
UBS	(9,855)		9,855	-	-
Total	(398,328)		268,058	-	(130,270)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2017:

Average Market Value ($)
Foreign currency options contracts	58,101
Forward contracts	61,635,730

At October 31, 2017, the cost of investments for federal income tax purposes was $90,234,087; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was

38

$25,051,114, consisting of $26,223,140 gross unrealized appreciation and $1,172,026 gross unrealized depreciation.

39

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Total Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, investments in affiliated issuers, options written and forward foreign currency exchange contracts, of Dreyfus Total Emerging Markets Fund (one of the series comprising Advantage Funds, Inc.) (the Fund) as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Total Emerging Markets Fund at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2017

40

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2017:

- the total amount of taxes paid to foreign countries was $181,790

- the total amount of income sourced from foreign countries was $2,804,491.

Where required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2017 calendar year with Form 1099-DIV which will be mailed in early 2018.

For the fiscal year ended October 31, 2017, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $585,428 represents the maximum amount that may be considered qualified dividend income.

41

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Peggy C. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

David P. Feldman (77)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 31

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014)

• Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

42

Ehud Houminer (77)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 52

———————

Lynn Martin (77)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Robin A. Melvin (54)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 98

———————

43

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Dr. Martin Peretz (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

44

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

45

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

46

NOTES

47

NOTES

48

NOTES

49

For More Information

Dreyfus Total Emerging Markets Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DTMAX Class C: DTMCX Class I: DTEIX Class Y: DTMYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6301AR1017

Dynamic Total Return Fund

ANNUAL REPORT October 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dynamic Total Return Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dynamic Total Return Fund, covering the 12-month period from November 1, 2016 through October 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over the first 10 months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through October 31, 2017, as provided by portfolio managers Vassilis Dagioglu, James Stavena, Torrey Zaches, Joseph Miletich, and Sinead Colton, of Mellon Capital Management Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2017, Dynamic Total Return Fund’s Class A shares produced a total return of 5.92%, Class C shares returned 5.14%, Class I shares returned 6.17%, and Class Y shares returned 6.23%.1 In comparison, the fund’s benchmarks, the Citi Three-Month U.S. Treasury Bill Index, the MSCI World Index, and an index comprised of 60% MSCI World Index and 40% Citi World Government Bond Index (the “Hybrid Index”) returned 0.71%, 22.77%, and 13.30%, respectively.2,3,4,5

Stocks rallied over the reporting period amid improving global economic growth, but bonds fared less well due to rising interest rates. The fund produced a solidly positive return, but lagged its equity and hybrid indices due to the underperformance of U.S. Treasury bonds and Australian government bonds compared to their counterparts in Germany and the United Kingdom.

The Fund’s Investment Approach

The fund seeks total return. To pursue its goal, the fund normally invests in instruments that provide investment exposure to global equity, bond, currency and commodity markets, and in fixed-income securities. The fund may invest in instruments that provide economic exposure to developed and, to a limited extent, emerging market issuers.

The fund will seek to achieve investment exposure to global equity, bond, currency and commodity markets primarily through long and short positions in futures, options, forward contracts, swap agreements or exchange-traded funds (ETFs), and normally will use economic leverage as part of its investment strategy. The fund also may invest in fixed-income securities, such as bonds, notes (including structured notes) and money market instruments, and including foreign government obligations and securities of supranational entities, to provide exposure to bond markets and for liquidity and income, as well as hold cash.

The fund’s portfolio managers apply a systematic, analytical investment approach designed to identify and exploit relative misvaluation opportunities across and within global capital markets. The portfolio managers update, monitor, and follow buy or sell recommendations using proprietary investment models. Among equity markets, the portfolio managers employ a bottom-up valuation approach using proprietary models to derive market-level expected returns. For bond markets, the portfolio managers use proprietary models to identify temporary mispricing among global bond markets. For currency markets, the portfolio managers evaluate currencies on a relative valuation basis and overweight exposure to currencies that are undervalued. For commodities, the portfolio managers seek to identify opportunities in commodity markets by measuring and evaluating inventory and term structure, hedging and speculative activity as well as momentum. The investment process combines fundamental and momentum signals in a quantitative framework.

Post-Election Optimism and Synchronized Global Growth

Surprisingly strong economic improvement in Europe, rebounding oil prices, and expectations of U.S. government policy reforms unleashed a wave of investor optimism, causing global equities to surge higher over the reporting period. Other risky assets, such as high yield bonds and emerging market debt, also produced strong gains.

After bottoming in the months before the start of the reporting period, government bond yields rose across the globe, and their prices fell commensurately. Yields of U.S. Treasury bonds were volatile, but rose substantially over the reporting period. Oil prices continued to recover, in part due to production caps imposed by the Organization of the Petroleum Exporting Countries (OPEC).

The Federal Reserve Board (the “Fed”) raised short-term interest rates gradually, implementing rate hikes of 0.25 percentage points in December 2016, March 2017, and June 2017. Many analysts expect an additional rate hike in December 2017 and at least two more in 2018. In addition, in October 2017, the Fed began the process of reducing its balance sheet, and, just days after the reporting period’s end, a new Fed chair was named to replace Janet Yellen. Although other central banks have maintained aggressively accommodative monetary policies, positive economic momentum has led to expectations that they also will begin to wind down their quantitative easing programs.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Bonds and Currencies Dampened Relative Results

The fund’s positive absolute return for the reporting period stemmed largely from broad exposure to global equity markets, particularly long positions in the United States, United Kingdom, Japan, and Germany. However, the fund lagged most growth-oriented indices due to its exposure to global bond markets and a weakening U.S. dollar.

The fund’s exposure to U.S. Treasury bonds and Australian government bonds undermined relative results, and the resulting weakness was insufficiently offset by short positions in U.K. and German government bonds. In addition, a broad weakening of the U.S. dollar later in the reporting period hurt relative performance. The fund hedges almost all foreign currency exposures as a matter of policy, so a strong U.S. dollar typically is positive for the fund while weakening trends tend to be negative. Active currency positioning further weighed on relative results when the euro and British pound gained value against the U.S. dollar throughout 2017.

Throughout the reporting period, the fund employed futures and options contracts to establish its positions in equity, fixed income, currency, and commodities markets.

Positioned for Continued Growth

We continue to expect modest global growth and contained global inflation, which should allow central banks to withdraw gradually from stimulative policies. Moreover, corporate earnings growth could spark further gains in global equity markets.

Most notably, positive economic trends have led us to increase the fund’s international equity exposure, particularly in Europe and Japan. We also have maintained long positions in higher-yielding government bonds in the United States, Australia, and Canada, as well as short positions in U.K. and German bonds. Finally, we have continued to favor the U.S. dollar versus the Japanese yen and British pound.

November 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2018, at which time it may be extended, terminated, or modified.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Citi Three-Month U.S. Treasury Bill Index consists of the last Three-month Treasury bill month-end rates. The Citi Three-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Citi World Government Bond Index (the “WGB Index”) measures the performance of fixed-rate, local-currency, investment-grade sovereign bonds. The WGB Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGB Index provides a broad benchmark for the global sovereign fixed-income market. Investors cannot invest directly in any index.

5 Source: FactSet —The Hybrid Index is an unmanaged hybrid index composed of 60% MSCI World Index and 40% WGB Index. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, call, sector, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.

Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of factors.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dynamic Total Return Fund Class A shares, Class C shares, Class I shares and Class Y shares and the MSCI World Index, Citi Three-Month U.S. Treasury Bill Index and an index comprised of 60% MSCI World Index and 40% Citi World Government Bond Index (the “Hybrid Index”)

† Source: FactSet

†† Source: Lipper Inc.

††† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dynamic Total Return Fund on 10/31/07 to a $10,000 investment made on that date in each of the following: MSCI World Index, Citi Three-Month U.S. Treasury Bill Index and the Hybrid Index. Returns assume all dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The Citi Three-Month U.S. Treasury Bill Index consists of the last three-month Treasury bill month-end rates. The Citi Three-Month U.S. Treasury Bill Index measures returns equivalent of yield averages. The instruments are not marked to market. The Citi World Government Bond Index (the “WGB Index”) measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The WGB Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGB Index provides a broad benchmark for the global sovereign fixed income market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/17
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	5/2/06	-0.17%	4.71%	1.75%
without sales charge	5/2/06	5.92%	5.95%	2.35%
Class C shares
with applicable redemption charge †	5/2/06	4.14%	5.17%	1.59%
without redemption	5/2/06	5.14%	5.17%	1.59%
Class I shares	5/2/06	6.17%	6.23%	2.69%
Class Y shares	7/1/13	6.23%	6.49%††	2.62%††
MSCI World Index		22.77%	11.56%	4.10%
Citi Three-Month U.S. Treasury Bill Index		0.71%	0.21%	0.39%
Hybrid Index		13.30%	6.76%	3.88%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (inception date for Class Y shares), not reflecting the applicable sales charges for class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dynamic Total Return Fund from May 1, 2017 to October 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.47	$11.31	$6.19	$5.93
Ending value (after expenses)	$1,044.00	$1,040.10	$1,045.40	$1,045.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.37	$11.17	$6.11	$5.85
Ending value (after expenses)	$1,017.90	$1,014.12	$1,019.16	$1,019.41

† Expenses are equal to the fund’s annualized expense ratio of 1.45% for Class A, 2.20% for Class C, 1.20% for Class I and 1.15% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

CONSOLIDATED STATEMENT OF INVESTMENTS

October 31, 2017

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7%
Consumer Discretionary - 1.2%
Adient Global Holdings, Gtd. Notes	4.88	8/15/26	75,000	[b]	77,531
Allison Transmission, Gtd. Notes	5.00	10/1/24	75,000	[b]	78,375
Altice, Gtd. Notes	7.75	5/15/22	350,000	[b]	371,000
Altice, Gtd. Notes	7.63	2/15/25	75,000	[b]	81,656
Altice Financing, Sr. Scd. Bonds	7.50	5/15/26	150,000	[b]	165,187
Altice Financing, Sr. Scd. Notes	6.63	2/15/23	150,000	[b]	158,490
Altice Financing, Sr. Unscd. Notes	6.50	1/15/22	75,000	[b]	77,813
Altice US Finance I, Gtd. Notes	5.38	7/15/23	75,000	[b]	78,375
AMC Entertainment Holdings, Gtd. Notes	5.75	6/15/25	75,000		73,313
AMC Entertainment Holdings, Gtd. Notes	5.88	11/15/26	75,000		73,406
AMC Networks, Gtd. Notes	4.75	12/15/22	75,000		77,156
AMC Networks, Gtd. Notes	5.00	4/1/24	75,000		76,547
American Axle & Manufacturing, Gtd. Notes	6.63	10/15/22	125,000		129,609
American Tire Distributors, Sr. Sub. Notes	10.25	3/1/22	125,000	[b]	130,937
Aramark Services, Gtd. Notes	4.75	6/1/26	75,000		78,636
Aston Martin Capital Holdings, Sr. Scd. Notes	6.50	4/15/22	50,000	[b]	53,313
AV Homes, Gtd. Notes	6.63	5/15/22	75,000		77,978
Avis Budget Car Rental, Sr. Unscd. Notes	5.50	4/1/23	75,000		76,219
Beazer Homes USA, Gtd. Notes	8.75	3/15/22	125,000		139,212
Boyd Gaming, Gtd. Notes	6.88	5/15/23	75,000		80,812
Boyd Gaming, Gtd. Notes	6.38	4/1/26	75,000		82,500
Cablevision Systems, Sr. Unscd. Notes	8.00	4/15/20	50,000		55,500

8

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Consumer Discretionary - 1.2% (continued)
Cablevision Systems, Sr. Unscd. Notes	5.88	9/15/22	130,000		134,062
CalAtlantic Group, Gtd. Notes	5.88	11/15/24	100,000		111,750
CCO Holdings, Sr. Unscd. Notes	5.13	2/15/23	200,000		207,000
CCO Holdings, Sr. Unscd. Notes	5.75	9/1/23	120,000		124,650
CCO Holdings, Sr. Unscd. Notes	5.88	4/1/24	75,000	[b]	80,062
CCO Holdings, Sr. Unscd. Notes	5.75	2/15/26	200,000	[b]	209,570
CCO Holdings, Sr. Unscd. Notes	5.50	5/1/26	75,000	[b]	77,063
CCO Holdings, Sr. Unscd. Notes	5.13	5/1/27	200,000	[b]	202,250
Cengage Learning, Sr. Unscd. Notes	9.50	6/15/24	50,000	[b]	45,313
Cequel Communications Holdings I, Sr. Unscd. Notes	5.13	12/15/21	350,000	[b]	357,875
Cinemark USA, Gtd. Notes	4.88	6/1/23	75,000		76,781
Clear Channel Worldwide Holdings, Gtd. Notes, Ser. B	7.63	3/15/20	150,000		150,375
Cooper-Standard Automotive, Gtd. Notes	5.63	11/15/26	50,000	[b]	52,000
CSC Holdings, Gtd. Notes	10.13	1/15/23	200,000	[b]	229,500
CSC Holdings, Sr. Scd. Notes	5.50	4/15/27	75,000	[b]	77,438
CSC Holdings, Sr. Unscd. Notes	6.75	11/15/21	50,000		55,250
Dana, Sr. Unscd. Notes	5.50	12/15/24	100,000		106,000
DISH DBS, Gtd. Notes	7.88	9/1/19	50,000		54,150
DISH DBS, Gtd. Notes	6.75	6/1/21	150,000		157,875
DISH DBS, Gtd. Notes	5.88	7/15/22	300,000		303,000
DISH DBS, Gtd. Notes	7.75	7/1/26	300,000		329,250
Dollar Tree, Gtd. Notes	5.75	3/1/23	300,000		316,875
Fiat Chrysler Automobiles, Gtd. Notes	5.25	4/15/23	75,000		79,875

9

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Consumer Discretionary - 1.2% (continued)
Fiat Chrysler Automobiles, Sr. Unscd. Notes	4.50	4/15/20	125,000		130,469
GLP Capital, Gtd. Notes	4.38	11/1/18	75,000		75,938
GLP Capital, Gtd. Notes	4.88	11/1/20	50,000		53,119
GLP Capital, Gtd. Notes	4.38	4/15/21	50,000		52,375
GLP Capital, Gtd. Notes	5.38	11/1/23	75,000		81,844
GLP Capital, Gtd. Notes	5.38	4/15/26	75,000		81,375
Golden Nugget, Sr. Unscd. Notes	6.75	10/15/24	75,000	[b]	76,500
Goodyear Tire & Rubber, Gtd. Notes	5.13	11/15/23	75,000		77,531
Goodyear Tire & Rubber, Gtd. Notes	5.00	5/31/26	75,000		77,156
Goodyear Tire & Rubber, Gtd. Notes	4.88	3/15/27	125,000		127,500
Gray Television, Gtd. Notes	5.13	10/15/24	75,000	[b]	74,978
Gray Television, Sr. Unscd. Notes	5.88	7/15/26	75,000	[b]	77,063
Group 1 Automotive, Gtd. Notes	5.00	6/1/22	75,000		77,790
Hanesbrands, Gtd. Notes	4.88	5/15/26	75,000	[b]	77,625
Hilton Domestic Operating, Gtd. Notes	4.25	9/1/24	75,000		76,781
Hilton Worldwide Finance, Gtd. Notes	4.63	4/1/25	250,000		258,437
iHeartCommunications, Sr. Scd. Notes	9.00	12/15/19	125,000		92,812
iHeartCommunications, Sr. Scd. Notes	9.00	3/1/21	300,000		217,125
IHO Verwaltungs, Sr. Scd. Bonds	4.13	9/15/21	50,000	[b]	51,125
International Game Technology, Sr. Scd. Notes	5.63	2/15/20	125,000	[b]	133,344
International Game Technology, Sr. Scd. Notes	6.25	2/15/22	125,000	[b]	138,087
International Game Technology, Sr. Scd. Notes	6.50	2/15/25	75,000	[b]	84,562
J.C. Penney, Gtd. Notes	6.38	10/15/36	100,000		59,250

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Consumer Discretionary - 1.2% (continued)
Jack Ohio Finance, Sr. Scd. Notes	6.75	11/15/21	75,000	[b]	80,250
Jaguar Land Rover Automotive, Gtd. Notes	4.13	12/15/18	75,000	[b]	76,781
Jaguar Land Rover Automotive, Gtd. Notes	4.25	11/15/19	75,000	[b]	77,531
Jaguar Land Rover Automotive, Gtd. Notes	5.63	2/1/23	75,000	[b]	77,531
KFC Holding, Gtd. Notes	5.25	6/1/26	75,000	[b]	79,886
L Brands, Gtd. Notes	8.50	6/15/19	50,000		54,875
L Brands, Gtd. Notes	5.63	2/15/22	200,000		214,900
L Brands, Gtd. Notes	6.88	11/1/35	75,000		74,813
L Brands, Sr. Unscd. Notes	6.75	7/1/36	75,000		73,688
Lamar Media, Gtd. Notes	5.00	5/1/23	75,000		77,822
Lamar Media, Gtd. Notes	5.38	1/15/24	75,000		79,125
Lee Enterprises, Gtd. Notes	9.50	3/15/22	50,000	[b]	51,875
Lennar, Gtd. Notes	4.50	6/15/19	75,000		77,719
Lennar, Gtd. Notes	4.13	1/15/22	125,000		129,375
Lennar, Gtd. Notes	4.75	11/15/22	75,000		79,500
Lions Gate Entertainment, Gtd. Notes	5.88	11/1/24	75,000	[b]	79,875
Live Nation Entertainment, Gtd. Notes	4.88	11/1/24	75,000	[b]	77,788
LKQ, Sr. Scd. Notes	4.75	5/15/23	75,000		77,438
McClatchy, Gtd. Notes	9.00	12/15/22	75,000		78,375
McClatchy, Sr. Unscd. Debs.	6.88	3/15/29	100,000		87,750
MDC Holdings, Gtd. Notes	6.00	1/15/43	100,000		96,445
Men's Wearhouse, Gtd. Notes	7.00	7/1/22	75,000		72,281
MGM Resorts International, Gtd. Notes	6.75	10/1/20	50,000		55,125

11

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Consumer Discretionary - 1.2% (continued)
MGM Resorts International, Gtd. Notes	6.63	12/15/21	225,000		252,000
MGM Resorts International, Gtd. Notes	7.75	3/15/22	75,000		87,304
MGM Resorts International, Gtd. Notes	6.00	3/15/23	75,000		82,417
Michaels Stores, Sr. Unscd. Notes	5.88	12/15/20	75,000	[b]	76,500
Mohegan Gaming & Entertainment, Gtd. Notes	7.88	10/15/24	75,000	[b]	80,156
Monitronics International, Gtd. Notes	9.13	4/1/20	225,000		196,312
Netflix, Sr. Unscd. Notes	5.50	2/15/22	125,000		135,141
Netflix, Sr. Unscd. Notes	5.88	2/15/25	75,000		81,157
Netflix, Sr. Unscd. Notes	4.38	11/15/26	75,000	[b]	73,688
New Red Finance, Sr. Scd. Notes	4.63	1/15/22	50,000	[b]	51,290
Nexstar Broadcasting, Gtd. Notes	5.63	8/1/24	75,000	[b]	77,156
Nielsen Finance, Gtd. Notes	5.00	4/15/22	350,000	[b]	361,331
Outfront Media Capital, Gtd. Notes	5.25	2/15/22	125,000		129,531
Outfront Media Capital, Gtd. Notes	5.63	2/15/24	75,000		79,219
Penske Automotive Group, Gtd. Notes	5.75	10/1/22	75,000		77,415
Penske Automotive Group, Gtd. Notes	5.50	5/15/26	75,000		77,344
PetSmart, Gtd. Notes	7.13	3/15/23	300,000	[b]	229,500
Pinnacle Entertainment, Sr. Unscd. Notes	5.63	5/1/24	75,000		77,813
Prime Security Services Borrower, Scd. Notes	9.25	5/15/23	300,000	[b]	333,210
PulteGroup, Gtd. Notes	5.50	3/1/26	75,000		82,500
PulteGroup, Gtd. Notes	5.00	1/15/27	75,000		79,312
PulteGroup, Gtd. Notes	7.88	6/15/32	100,000		124,500
Quebecor Media, Sr. Unscd. Notes	5.75	1/15/23	150,000		163,500

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Consumer Discretionary - 1.2% (continued)
Regal Entertainment Group, Sr. Unscd. Notes	5.75	3/15/22	125,000		129,687
RSI Home Products, Scd. Notes	6.50	3/15/23	75,000	[b]	78,937
Sally Holdings, Gtd. Notes	5.63	12/1/25	75,000		74,813
Scientific Games International, Gtd. Notes	6.63	5/15/21	100,000		103,875
Scientific Games International, Gtd. Notes	10.00	12/1/22	150,000		166,312
Scientific Games International, Sr. Scd. Notes	7.00	1/1/22	125,000	[b]	132,500
Service Corporation International, Sr. Unscd. Notes	5.38	5/15/24	75,000		79,406
ServiceMaster, Sr. Scd. Notes	5.13	11/15/24	75,000	[b]	77,438
SFR Group, Sr. Scd. Bonds	6.00	5/15/22	350,000	[b]	365,312
SFR Group, Sr. Scd. Bonds	6.25	5/15/24	75,000	[b]	78,844
SFR Group, Sr. Scd. Notes	7.38	5/1/26	300,000	[b]	323,625
Silversea Cruise Finance, Gtd. Notes	7.25	2/1/25	75,000	[b]	80,812
Sinclair Television Group, Gtd. Notes	5.38	4/1/21	75,000		77,156
Sinclair Television Group, Gtd. Notes	6.13	10/1/22	75,000		77,625
Sinclair Television Group, Gtd. Notes	5.63	8/1/24	75,000	[b]	76,313
Sirius XM Radio, Gtd. Notes	5.38	4/15/25	75,000	[b]	79,219
Sirius XM Radio, Gtd. Notes	5.38	7/15/26	75,000	[b]	79,219
Sirius XM Radio, Sr. Scd. Notes	6.00	7/15/24	75,000	[b]	80,250
Six Flags Entertainment, Gtd. Notes	4.88	7/31/24	150,000	[b]	154,687
Sonic Automotive, Gtd. Notes	5.00	5/15/23	75,000		73,875
Springs Industries, Sr. Scd. Notes	6.25	6/1/21	75,000		77,438
Taylor Morrison Communities, Gtd. Notes	5.25	4/15/21	75,000	[b]	76,687
TEGNA, Gtd. Notes	6.38	10/15/23	250,000		266,250

13

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Consumer Discretionary - 1.2% (continued)
Tempur Sealy International, Sr. Scd. Notes	5.50	6/15/26	75,000		77,438
Tenneco, Gtd. Notes	5.00	7/15/26	75,000		77,250
Tesla, Gtd. Notes	5.30	8/15/25	100,000	[b]	96,625
Time, Gtd. Notes	5.75	4/15/22	125,000	[b]	126,719
Toll Brothers Finance, Gtd. Notes	4.88	11/15/25	250,000		262,812
Tribune Media, Gtd. Notes	5.88	7/15/22	75,000		78,188
Under Armour, Sr. Unscd. Notes	3.25	6/15/26	75,000		67,545
Unitymedia Hessen, Gtd. Notes	5.00	1/15/25	75,000	[b]	78,563
Unitymedia Hessen, Sr. Scd. Notes	5.50	1/15/23	67,500	[b]	69,525
Univision Communications, Sr. Scd. Notes	6.75	9/15/22	25,000	[b]	25,969
Univision Communications, Sr. Scd. Notes	5.13	2/15/25	75,000	[b]	74,719
Univision Communications, Sr. Unscd. Notes	5.13	5/15/23	75,000	[b]	76,125
Viacom, Jr. Sub. Notes, 3 Month LIBOR + 3.90%	5.88	2/28/57	75,000	[c]	74,340
Viacom, Jr. Sub. Notes, 3 Month LIBOR + 3.90%	6.25	2/28/57	75,000	[c]	74,521
Virgin Media Finance, Gtd. Notes	6.38	4/15/23	75,000	[b]	78,563
Virgin Media Secured Finance, Sr. Scd. Bonds	5.25	1/15/26	75,000	[b]	78,109
Wynn Las Vegas, Gtd. Notes	5.50	3/1/25	300,000	[b]	315,750
Yum! Brands, Sr. Unscd. Notes	3.75	11/1/21	200,000		206,560
ZF North America Capital, Gtd. Notes	4.50	4/29/22	125,000	[b]	131,094
ZF North America Capital, Gtd. Notes	4.75	4/29/25	75,000	[b]	79,125
Ziggo Bond Finance, Sr. Unscd. Notes	6.00	1/15/27	75,000	[b]	76,500
Ziggo Secured Finance, Sr. Scd. Notes	5.50	1/15/27	300,000	[b]	306,750
				18,366,429

14

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Consumer Staples - .2%
Albertsons, Gtd. Notes	6.63	6/15/24	75,000		70,875
Albertsons, Gtd. Notes	5.75	3/15/25	75,000		66,375
Alliance One International, Scd. Notes	9.88	7/15/21	175,000		154,875
Avon Products, Sr. Unscd. Notes	6.60	3/15/20	50,000		49,500
Avon Products, Sr. Unscd. Notes	7.00	3/15/23	150,000		125,625
B&G Foods, Gtd. Notes	4.63	6/1/21	75,000		76,688
Cott Beverages, Gtd. Notes	5.38	7/1/22	75,000		78,188
Dean Foods, Gtd. Notes	6.50	3/15/23	75,000	[b]	75,375
Dole Food, Sr. Scd. Notes	7.25	6/15/25	50,000	[b]	54,250
Edgewell Personal Care, Gtd. Notes	4.70	5/24/22	50,000		53,375
First Quality Finance, Sr. Unscd. Notes	4.63	5/15/21	75,000	[b]	76,125
Fresh Market, Sr. Scd. Notes	9.75	5/1/23	75,000	[b]	42,750
HRG Group, Sr. Unscd. Notes	7.75	1/15/22	125,000		131,860
JBS USA Finance, Gtd. Notes	8.25	2/1/20	50,000	[b]	50,688
JBS USA Finance, Gtd. Notes	7.25	6/1/21	50,000	[b]	51,224
JBS USA Finance, Gtd. Notes	5.88	7/15/24	75,000	[b]	74,063
JBS USA Finance, Gtd. Notes	5.75	6/15/25	100,000	[b]	97,500
Kronos Acquisition Holdings, Gtd. Notes	9.00	8/15/23	75,000	[b]	72,450
Pilgrim's Pride, Gtd. Notes	5.75	3/15/25	75,000	[b]	79,594
Post Holdings, Gtd. Notes	5.50	3/1/25	75,000	[b]	78,188
Post Holdings, Gtd. Notes	5.00	8/15/26	300,000	[b]	302,250
Revlon Consumer Products, Gtd. Notes	5.75	2/15/21	125,000		107,812
Rite Aid, Gtd. Notes	6.13	4/1/23	300,000	[b]	280,875

15

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Consumer Staples - .2% (continued)
Safeway, Sr. Unscd. Debs.	7.25	2/1/31	50,000		43,500
Spectrum Brands, Gtd. Notes	5.75	7/15/25	75,000		80,038
Tesco, Sr. Unscd. Notes	6.15	11/15/37	100,000	[b]	108,346
TreeHouse Foods, Gtd. Notes	6.00	2/15/24	75,000	[b]	80,625
US Foods, Gtd. Notes	5.88	6/15/24	75,000	[b]	79,594
Vector Group, Sr. Scd. Notes	6.13	2/1/25	75,000	[b]	78,000
				2,720,608
Energy - .6%
Andeavor Logistics, Gtd. Notes	5.50	10/15/19	50,000		52,875
Andeavor Logistics, Gtd. Notes	5.25	1/15/25	130,000		140,237
Antero Midstream Partners, Gtd. Notes	5.38	9/15/24	75,000		78,563
Antero Resources, Gtd. Notes	5.13	12/1/22	125,000		129,062
Antero Resources, Scd. Notes	5.63	6/1/23	75,000		78,937
Ascent Resources Utica Holdings, Sr. Unscd. Notes	10.00	4/1/22	50,000	[b]	54,500
Blue Racer Midstream, Gtd. Notes	6.13	11/15/22	75,000	[b]	78,563
Bristow Group, Gtd. Notes	6.25	10/15/22	100,000		71,875
California Resources, Scd. Notes	8.00	12/15/22	150,000	[b]	99,937
Calumet Specialty Products Partners, Gtd. Notes	6.50	4/15/21	125,000		122,969
Carrizo Oil & Gas, Gtd. Notes	7.50	9/15/20	75,000		76,594
Carrizo Oil & Gas, Gtd. Notes	6.25	4/15/23	75,000		76,688
Chesapeake Energy, Gtd. Notes	8.00	1/15/25	75,000	[b]	75,188
Chesapeake Energy, Gtd. Notes	8.00	6/15/27	50,000	[b]	48,688
Chesapeake Energy, Scd. Notes	8.00	12/15/22	139,000	[b]	150,077
CONSOL Energy, Gtd. Notes	5.88	4/15/22	350,000		358,750

16

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Energy - .6% (continued)
Continental Resources, Gtd. Notes	5.00	9/15/22	300,000		304,500
Continental Resources, Gtd. Notes	3.80	6/1/24	75,000		73,219
Continental Resources, Gtd. Notes	4.90	6/1/44	40,000		37,450
Continental Resources, Sr. Unscd. Notes	4.50	4/15/23	75,000		76,125
Crestwood Midstream Partners, Gtd. Notes	6.25	4/1/23	75,000		78,375
CSI Compressco, Gtd. Notes	7.25	8/15/22	100,000		91,000
DCP Midstream Operating, Gtd. Notes	4.75	9/30/21	170,000	[b]	175,950
DCP Midstream Operating, Gtd. Notes	3.88	3/15/23	130,000		129,675
Denbury Resources, Gtd. Notes	5.50	5/1/22	75,000		47,438
Diamond Offshore Drilling, Sr. Unscd. Notes	4.88	11/1/43	175,000		132,125
Diamondback Energy, Gtd. Notes	4.75	11/1/24	75,000		76,688
Diamondback Energy, Gtd. Notes	5.38	5/31/25	75,000		78,281
Eclipse Resources, Gtd. Notes	8.88	7/15/23	75,000		76,969
Energy Transfer Equity, Gtd. Notes	7.50	10/15/20	50,000		56,500
Energy Transfer Equity, Gtd. Notes	5.50	6/1/27	75,000		79,875
Energy Transfer Equity, Sr. Scd. Notes	5.88	1/15/24	75,000		81,750
Ensco, Sr. Unscd. Notes	4.50	10/1/24	300,000		247,500
Everest Acquisition Finance, Gtd. Notes	6.38	6/15/23	75,000		45,000
Extraction Oil & Gas, Gtd. Notes	7.88	7/15/21	125,000	[b]	133,125
Genesis Energy, Gtd. Notes	6.75	8/1/22	175,000		181,562
Gulfport Energy, Gtd. Notes	6.38	5/15/25	75,000		76,406
Halcon Resources, Gtd. Notes	6.75	2/15/25	18,000	[b]	18,540
Hilcorp Energy I, Gtd. Notes	5.75	10/1/25	75,000	[b]	77,156

17

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Energy - .6% (continued)
Jupiter Resources, Sr. Unscd. Notes	8.50	10/1/22	75,000	[b]	53,813
KCA Deutag UK Finance, Sr. Scd. Notes	9.88	4/1/22	50,000	[b]	52,563
Laredo Petroleum, Gtd. Notes	5.63	1/15/22	100,000		102,375
Laredo Petroleum, Gtd. Notes	7.38	5/1/22	50,000		52,094
Legacy Reserves Finance, Gtd. Notes	6.63	12/1/21	50,000		32,563
Matador Resources, Gtd. Notes	6.88	4/15/23	150,000		159,375
McDermott International, Sr. Unscd. Notes	8.00	5/1/21	75,000	[b]	77,813
MEG Energy, Gtd. Notes	7.00	3/31/24	75,000	[b]	68,438
MEG Energy, Scd. Notes	6.50	1/15/25	75,000	[b]	74,906
Murphy Oil, Sr. Unscd. Notes	6.88	8/15/24	150,000		161,625
Newfield Exploration, Sr. Scd. Notes	5.75	1/30/22	50,000		54,000
NGL Energy Partners, Gtd. Notes	5.13	7/15/19	150,000		150,375
Niska Gas Storage, Gtd. Notes	6.50	4/1/19	75,000		76,406
Noble Holding International, Gtd. Notes	7.75	1/15/24	75,000		67,500
Noble Holding International, Gtd. Notes	6.05	3/1/41	150,000		100,125
Noble Holding International, Gtd. Notes	5.25	3/15/42	100,000		64,000
Northern Oil and Gas, Sr. Unscd. Notes	8.00	6/1/20	75,000		50,250
Parsley Energy, Sr. Unscd. Notes	5.38	1/15/25	75,000	[b]	76,500
PBF Holding, Gtd. Notes	7.00	11/15/23	75,000		78,375
PDC Energy, Gtd. Notes	7.75	10/15/22	75,000		78,375
Peabody Energy, Gtd. Notes	6.00	3/31/22	75,000	[b]	77,344
Peabody Energy, Gtd. Notes	6.38	3/31/25	75,000	[b]	77,625
Pride International, Gtd. Notes	6.88	8/15/20	50,000		51,625

18

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Energy - .6% (continued)
QEP Resources, Sr. Unscd. Notes	5.25	5/1/23	75,000		74,438
Range Resources, Sr. Unscd. Notes	5.00	8/15/22	75,000		74,438
Range Resources, Sr. Unscd. Notes	4.88	5/15/25	75,000		72,750
Resolute Energy, Gtd. Notes	8.50	5/1/20	50,000		51,000
Rice Energy, Gtd. Notes	6.25	5/1/22	125,000		130,956
Rockies Express Pipeline, Sr. Scd. Notes	6.00	1/15/19	75,000	[b]	78,000
Rockies Express Pipeline, Sr. Unscd. Notes	5.63	4/15/20	50,000	[b]	53,250
Rose Rock Finance, Gtd. Notes	5.63	7/15/22	75,000		74,250
Rowan Cos., Gtd. Notes	4.88	6/1/22	125,000		118,437
Rowan Cos., Gtd. Notes	7.38	6/15/25	75,000		75,936
Rowan Cos., Gtd. Notes	5.85	1/15/44	20,000		16,200
RSP Permian, Gtd. Notes	6.63	10/1/22	150,000		158,062
Sanchez Energy, Gtd. Notes	7.75	6/15/21	75,000		70,125
SESI, Sr. Unscd. Notes	7.13	12/15/21	75,000		77,063
SM Energy, Gtd. Notes	5.63	6/1/25	75,000		73,313
SM Energy, Sr. Unscd. Notes	6.13	11/15/22	75,000		75,750
Southwestern Energy, Sr. Unscd. Notes	4.10	3/15/22	200,000		197,500
Summit Midstream Holdings, Gtd. Notes	5.75	4/15/25	75,000		76,875
Sunoco Finance, Gtd. Notes	5.50	8/1/20	75,000		77,207
Sunoco Finance, Sr. Unscd. Notes	6.38	4/1/23	75,000		80,062
Targa Resources Partners, Gtd. Notes	4.13	11/15/19	250,000		252,656
Transocean, Gtd. Bonds	6.50	11/15/20	100,000		104,250
Transocean, Gtd. Notes	7.50	4/15/31	75,000		67,313

19

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Energy - .6% (continued)
Transocean, Gtd. Notes	6.80	3/15/38	150,000		122,625
Transocean Phoenix 2, Sr. Scd. Notes	7.75	10/15/24	67,500	[b]	73,069
Tullow Oil, Gtd. Notes	6.00	11/1/20	50,000	[b]	50,438
Ultra Resources, Gtd. Notes	6.88	4/15/22	50,000	[b]	50,563
Unit, Gtd. Notes	6.63	5/15/21	100,000		100,875
Weatherford International, Gtd. Notes	7.75	6/15/21	75,000		77,531
Weatherford International, Gtd. Notes	4.50	4/15/22	75,000		68,250
Weatherford International, Gtd. Notes	8.25	6/15/23	130,000		130,975
Weatherford International, Gtd. Notes	7.00	3/15/38	100,000		87,500
Whiting Petroleum, Gtd. Notes	5.00	3/15/19	75,000		76,031
Whiting Petroleum, Sr. Unscd. Notes	5.75	3/15/21	75,000		75,750
Williams Cos., Gtd. Notes	4.55	6/24/24	75,000		78,750
Williams Cos., Gtd. Notes	5.75	6/24/44	75,000		79,875
Williams Cos., Sr. Unscd. Debs., Ser. A	7.50	1/15/31	100,000		121,875
Williams Cos., Sr. Unscd. Notes	3.70	1/15/23	100,000		101,375
WPX Energy, Sr. Unscd. Notes	6.00	1/15/22	50,000		52,313
WPX Energy, Sr. Unscd. Notes	8.25	8/1/23	75,000		84,844
WPX Energy, Sr. Unscd. Notes	5.25	9/15/24	75,000		75,656
				9,544,903
Financials - .4%
AerCap Global Aviation Trust, Gtd. Notes, 3 Month LIBOR + 4.30%	6.50	6/15/45	75,000	[b,c]	82,125
Ally Financial, Gtd. Notes	7.50	9/15/20	165,000		186,244
Ally Financial, Gtd. Notes	8.00	11/1/31	200,000		265,500
Ally Financial, Sr. Unscd. Notes	3.75	11/18/19	125,000		127,812

20

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Financials - .4% (continued)
Ally Financial, Sr. Unscd. Notes	4.13	2/13/22	50,000		52,125
Ally Financial, Sub. Notes	5.75	11/20/25	175,000		194,031
CIT Group, Sr. Unscd. Notes	3.88	2/19/19	50,000		50,875
CIT Group, Sr. Unscd. Notes	5.38	5/15/20	17,000		18,275
CIT Group, Sr. Unscd. Notes	5.00	8/1/23	75,000		81,315
CNH Industrial Capital, Gtd. Notes	4.38	11/6/20	125,000		131,250
CNH Industrial Capital, Gtd. Notes	3.88	10/15/21	100,000		103,500
Credit Acceptance, Gtd. Notes	6.13	2/15/21	100,000		102,250
Deutsche Bank, Sub. Notes, 3 Month LIBOR + 2.25%	4.30	5/24/28	75,000	[c]	74,850
Dresdner Funding Trust I, Jr. Sub. Notes	8.15	6/30/31	130,000	[b]	169,814
E*TRADE Financial, Jr. Sub. Notes, Ser. A, 3 Month LIBOR + 4.44%	5.88	12/15/49	200,000	[c]	214,000
Enova International, Gtd. Notes	9.75	6/1/21	57,000		60,990
FBM Finance, Gtd. Notes	8.25	8/15/21	75,000	[b]	80,156
Genworth Holdings, Gtd. Notes	7.70	6/15/20	200,000		197,986
Genworth Holdings, Gtd. Notes	7.63	9/24/21	50,000		48,500
HUB International, Sr. Unscd. Notes	7.88	10/1/21	125,000	[b]	130,260
Icahn Enterprises, Gtd. Notes	4.88	3/15/19	125,000		125,781
Icahn Enterprises, Gtd. Notes	6.00	8/1/20	125,000		128,984
Icahn Enterprises, Gtd. Notes	5.88	2/1/22	125,000		129,494
Intelsat Connect Finance, Gtd. Notes	12.50	4/1/22	50,000	[b]	47,625
Intesa Sanpaolo, Sub. Notes	5.71	1/15/26	75,000	[b]	79,844
Jefferies Finance, Sr. Unscd. Notes	6.88	4/15/22	50,000	[b]	50,750
MSCI, Gtd. Notes	5.25	11/15/24	75,000	[b]	79,687

21

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Financials - .4% (continued)
MSCI, Gtd. Notes	5.75	8/15/25	75,000	[b]	81,375
MSCI, Gtd. Notes	4.75	8/1/26	75,000	[b]	78,281
Nationstar Mortgage, Gtd. Notes	6.50	7/1/21	125,000		127,266
Navient, Gtd. Notes	4.88	6/17/19	75,000		77,344
Navient, Sr. Unscd. Notes	5.50	1/15/19	300,000		310,125
Navient, Sr. Unscd. Notes	6.50	6/15/22	190,000		201,875
Navient, Sr. Unscd. Notes	5.50	1/25/23	75,000		76,219
Och-Ziff Finance, Gtd. Notes	4.50	11/20/19	250,000	[b]	245,937
OneMain Financial Holdings, Gtd. Notes	7.25	12/15/21	125,000	[b]	130,156
Park Aerospace Holdings, Gtd. Notes	5.25	8/15/22	300,000	[b]	313,125
Park Aerospace Holdings, Sr. Scd. Notes	5.50	2/15/24	75,000	[b]	78,000
Quicken Loans, Gtd. Notes	5.75	5/1/25	150,000	[b]	159,750
Royal Bank of Scotland Group, Sub. Bonds	6.13	12/15/22	200,000		222,598
Royal Bank of Scotland Group, Sub. Notes	6.00	12/19/23	250,000		278,847
Springleaf Finance, Gtd. Notes	5.25	12/15/19	75,000		77,625
Springleaf Finance, Gtd. Notes	8.25	12/15/20	50,000		56,500
Springleaf Finance, Gtd. Notes	6.13	5/15/22	50,000		52,875
				5,581,921
Health Care - .5%
Acadia Healthcare, Gtd. Notes	5.63	2/15/23	75,000		77,400
AMAG Pharmaceuticals, Gtd. Notes	7.88	9/1/23	75,000	[b]	76,688
Avantor, Sr. Scd. Notes	6.00	10/1/24	300,000	[b]	306,375
Centene, Gtd. Notes	4.75	1/15/25	75,000		77,625
Centene, Sr. Scd. Notes	5.63	2/15/21	75,000		78,000

22

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Health Care - .5% (continued)
Centene, Sr. Unscd. Notes	4.75	5/15/22	125,000		131,562
Change Healthcare Holdings, Gtd. Notes	5.75	3/1/25	75,000	[b]	76,969
CHS/Community Health Systems, Gtd. Notes	8.00	11/15/19	190,000		181,687
CHS/Community Health Systems, Gtd. Notes	6.88	2/1/22	50,000		36,750
CHS/Community Health Systems, Sr. Scd. Notes	5.13	8/1/21	50,000		48,625
CHS/Community Health Systems, Sr. Scd. Notes	6.25	3/31/23	210,000		202,387
DaVita, Gtd. Notes	5.13	7/15/24	300,000		301,312
DaVita, Gtd. Notes	5.00	5/1/25	75,000		74,063
DJO Finco, Scd. Notes	8.13	6/15/21	75,000	[b]	72,000
Endo Finance, Gtd. Notes	5.75	1/15/22	50,000	[b]	44,000
Endo Finance, Gtd. Notes	5.38	1/15/23	75,000	[b]	60,750
Endo Finco, Gtd. Notes	6.00	7/15/23	150,000	[b]	122,250
Endo Finco, Gtd. Notes	6.00	2/1/25	75,000	[b]	60,000
Envision Healthcare, Gtd. Notes	6.25	12/1/24	75,000	[b]	78,094
Greatbatch, Gtd. Notes	9.13	11/1/23	100,000	[b]	108,500
HCA, Gtd. Notes	7.50	2/15/22	300,000		341,250
HCA, Gtd. Notes	5.88	5/1/23	250,000		268,437
HCA, Gtd. Notes	5.38	2/1/25	230,000		237,116
HCA, Sr. Scd. Bonds	4.50	2/15/27	160,000		162,000
HCA, Sr. Scd. Notes	3.75	3/15/19	225,000		228,937
HCA, Sr. Scd. Notes	4.25	10/15/19	120,000		123,900
HCA, Sr. Scd. Notes	6.50	2/15/20	50,000		54,000
HCA, Sr. Scd. Notes	5.00	3/15/24	300,000		316,407

23

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Health Care - .5% (continued)
HCA, Sr. Scd. Notes	5.50	6/15/47	100,000		102,000
HealthSouth, Gtd. Notes	5.75	11/1/24	75,000		76,922
HealthSouth, Gtd. Notes	5.75	9/15/25	100,000		103,625
Hologic, Gtd. Notes	5.25	7/15/22	75,000	[b]	78,563
inVentiv Group Holdings, Gtd. Notes	7.50	10/1/24	55,000	[b]	60,913
Kindred Healthcare, Gtd. Notes	8.00	1/15/20	50,000		50,728
Kindred Healthcare, Gtd. Notes	6.38	4/15/22	100,000		93,050
Kinetic Concepts, Gtd. Notes	7.88	2/15/21	75,000	[b]	78,375
Kinetic Concepts, Scd. Notes	12.50	11/1/21	125,000	[b]	139,687
LifePoint Health, Gtd. Notes	5.50	12/1/21	125,000		127,500
LifePoint Health, Gtd. Notes	5.88	12/1/23	75,000		77,359
LifePoint Health, Gtd. Notes	5.38	5/1/24	75,000		75,563
Mallinckrodt International Finance, Gtd. Notes	4.88	4/15/20	75,000	[b]	75,281
Mallinckrodt International Finance, Gtd. Notes	5.75	8/1/22	75,000	[b]	73,781
Mallinckrodt International Finance, Gtd. Notes	5.63	10/15/23	75,000	[b]	70,406
MEDNAX, Gtd. Notes	5.25	12/1/23	75,000	[b]	78,188
Molina Healthcare, Gtd. Notes	5.38	11/15/22	75,000		78,413
MPH Acquisition Holdings, Gtd. Notes	7.13	6/1/24	75,000	[b]	80,906
Ortho-Clinical Diagnostics, Gtd. Notes	6.63	5/15/22	125,000	[b]	125,781
Pharmaceutical Product Development, Gtd. Notes	6.38	8/1/23	75,000	[b]	78,469
Quintiles IMS, Gtd. Notes	4.88	5/15/23	75,000	[b]	78,375
Quintiles IMS, Gtd. Notes	5.00	10/15/26	300,000	[b]	319,500
Quorum Health, Gtd. Notes	11.63	4/15/23	100,000		92,000

24

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Health Care - .5% (continued)
RegionalCare Hospital Partners Holdings, Gtd. Notes	8.25	5/1/23	75,000	[b]	79,125
Select Medical, Sr. Scd. Notes	6.38	6/1/21	75,000		77,438
Team Health Holdings, Gtd. Notes	6.38	2/1/25	75,000	[b]	69,375
Tenet Healthcare, Scd. Notes	7.50	1/1/22	110,000	[b]	116,187
Tenet Healthcare, Sr. Scd. Notes	6.00	10/1/20	300,000		316,125
Tenet Healthcare, Sr. Scd. Notes	4.63	7/15/24	100,000	[b]	98,750
Tenet Healthcare, Sr. Unscd. Notes	8.13	4/1/22	50,000		50,250
Tenet Healthcare, Sr. Unscd. Notes	6.75	6/15/23	300,000		282,750
Universal Hospital Services, Gtd. Notes	7.63	8/15/20	75,000		76,313
Valeant Pharmaceuticals International, Gtd. Notes	5.38	3/15/20	200,000	[b]	197,750
Valeant Pharmaceuticals International, Gtd. Notes	7.50	7/15/21	50,000	[b]	49,438
Valeant Pharmaceuticals International, Gtd. Notes	6.75	8/15/21	175,000	[b]	169,969
Valeant Pharmaceuticals International, Gtd. Notes	5.88	5/15/23	300,000	[b]	253,875
Valeant Pharmaceuticals International, Gtd. Notes	6.13	4/15/25	300,000	[b]	253,125
Vizient, Sr. Unscd. Notes	10.38	3/1/24	75,000	[b]	85,687
WellCare Health Plans, Sr. Unscd. Notes	5.25	4/1/25	150,000		158,250
West Street Merger Sub, Sr. Unscd. Notes	6.38	9/1/25	100,000	[b]	101,875
				8,598,751
Industrials - .4%
ADT, Sr. Scd. Notes	6.25	10/15/21	225,000		250,060
AECOM, Gtd. Notes	5.75	10/15/22	75,000		78,656
AECOM, Gtd. Notes	5.88	10/15/24	75,000		83,137
AECOM, Gtd. Notes	5.13	3/15/27	75,000		77,344
Agco, Sr. Unscd. Notes	5.88	12/1/21	90,000		98,379

25

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Industrials - .4% (continued)
Ahern Rentals, Gtd. Notes	7.38	5/15/23	75,000	[b]	69,000
Air Canada, Gtd. Notes	7.75	4/15/21	50,000	[b]	57,375
Aircastle, Gtd. Notes	5.13	3/15/21	75,000		79,875
Aircastle, Gtd. Notes	5.00	4/1/23	75,000		79,500
Aircastle, Sr. Unscd. Notes	6.25	12/1/19	125,000		134,062
Algeco Scotsman Global Finance, Sr. Scd. Notes	8.50	10/15/18	125,000	[b]	123,125
Allegiant Travel, Gtd. Notes	5.50	7/15/19	50,000		51,875
American Airlines Group, Gtd. Notes	5.50	10/1/19	75,000	[b]	78,375
American Airlines Group, Gtd. Notes	4.63	3/1/20	125,000	[b]	129,531
APX Group, Gtd. Notes	8.75	12/1/20	125,000		128,437
APX Group, Sr. Scd. Notes	7.88	12/1/22	75,000		81,094
Arconic, Sr. Unscd. Notes	5.13	10/1/24	275,000		295,998
Arconic, Sr. Unscd. Notes	5.95	2/1/37	100,000		108,250
Ashtead Capital, Scd. Notes	5.63	10/1/24	75,000	[b]	80,179
BCD Acquisition, Sr. Unscd. Notes	9.63	9/15/23	75,000	[b]	82,312
Blueline Rental, Sr. Scd. Notes	9.25	3/15/24	75,000	[b]	81,750
Bombardier, Sr. Unscd. Notes	7.75	3/15/20	50,000	[b]	53,813
Bombardier, Sr. Unscd. Notes	8.75	12/1/21	350,000	[b]	391,125
Bombardier, Sr. Unscd. Notes	6.13	1/15/23	75,000	[b]	75,141
Builders Firstsource, Gtd. Notes	5.63	9/1/24	75,000	[b]	79,500
Cenveo, Sr. Scd. Notes	6.00	8/1/19	100,000	[b]	69,500
Ceridian HCM Holding, Gtd. Notes	11.00	3/15/21	50,000	[b]	52,875
Clean Harbors, Gtd. Notes	5.13	6/1/21	125,000		127,031

26

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Industrials - .4% (continued)
CNH Industrial, Gtd. Notes	4.50	8/15/23	75,000		79,500
CNH Industrial Capital, Gtd. Notes	4.38	4/5/22	50,000		53,188
Gates Global, Gtd. Notes	6.00	7/15/22	75,000	[b]	77,531
General Cable, Gtd. Notes	5.75	10/1/22	75,000		77,250
GFL Environmental, Gtd. Notes	9.88	2/1/21	75,000	[b]	80,156
Great Lakes Dredge & Dock Corp, Gtd. Notes	8.00	5/15/22	75,000		79,125
Griffon, Gtd. Notes	5.25	3/1/22	75,000		76,478
Grinding Media, Sr. Scd. Notes	7.38	12/15/23	75,000	[b]	81,750
HD Supply, Sr. Scd. Notes	5.75	4/15/24	75,000	[b]	81,094
Hertz, Gtd. Notes	5.88	10/15/20	75,000		74,888
Hertz, Gtd. Notes	6.25	10/15/22	75,000		72,281
Hertz, Gtd. Notes	5.50	10/15/24	75,000	[b]	67,875
Hornbeck Offshore Service, Gtd. Notes	5.00	3/1/21	75,000		40,125
Huntington Ingalls Industries, Gtd. Notes	5.00	11/15/25	75,000	[b]	81,426
IHS Markit, Gtd. Notes	4.75	2/15/25	75,000	[b]	79,500
KLX, Gtd. Notes	5.88	12/1/22	75,000	[b]	78,750
Kratos Defense & Security Solutions, Sr. Scd. Notes	7.00	5/15/19	36,000		36,765
Navios Maritime Holdings, Sr. Scd. Notes	7.38	1/15/22	75,000	[b]	61,875
Ply Gem Industries, Gtd. Notes	6.50	2/1/22	75,000		78,094
Rent-A-Center, Gtd. Notes	6.63	11/15/20	50,000		46,188
Ritchie Bros Auctioneers, Gtd. Notes	5.38	1/15/25	75,000	[b]	79,125
Sensata Technologies, Gtd. Notes	4.88	10/15/23	75,000	[b]	79,031
Sensata Technologies UK Financing, Gtd. Notes	6.25	2/15/26	75,000	[b]	82,687

27

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Industrials - .4% (continued)
Standard Industries, Sr. Unscd. Notes	6.00	10/15/25	75,000	[b]	81,469
Stena, Sr. Unscd. Notes	7.00	2/1/24	75,000	[b]	72,750
Terex, Gtd. Notes	5.63	2/1/25	125,000	[b]	133,281
TransDigm, Gtd. Notes	6.00	7/15/22	125,000		130,600
TransDigm, Gtd. Notes	6.50	7/15/24	75,000		77,625
TransDigm, Gtd. Notes	6.38	6/15/26	75,000		76,688
Triumph Group, Gtd. Notes	4.88	4/1/21	100,000		99,500
United Rentals North America, Gtd. Notes	5.50	5/15/27	200,000		214,500
United Rentals North America, Scd. Notes	4.63	7/15/23	75,000		78,703
US Concrete, Sr. Unscd. Notes	6.38	6/1/24	75,000		81,000
Vertiv Group, Gtd. Notes	9.25	10/15/24	75,000	[b]	82,500
Virgin Australia Holdings, Gtd. Notes	7.88	10/15/21	50,000	[b]	51,875
WESCO Distribution, Gtd. Notes	5.38	12/15/21	75,000		77,576
Xerium Technologies, Sr. Scd. Notes	9.50	8/15/21	100,000		102,970
XPO Logistics, Gtd. Notes	6.50	6/15/22	50,000	[b]	52,697
XPO Logistics, Gtd. Notes	6.13	9/1/23	300,000	[b]	316,875
				6,472,590
Information Technology - .3%
Advanced Micro Devices, Sr. Unscd. Notes	7.50	8/15/22	150,000		170,062
Amkor Technology, Gtd. Notes	6.38	10/1/22	75,000		77,625
BMC Software Finance, Gtd. Notes	8.13	7/15/21	125,000	[b]	128,594
Boxer Parent, Sr. Unscd. Notes	9.00	10/15/19	75,000	[b]	75,235
Camelot Finance, Gtd. Notes	7.88	10/15/24	75,000	[b]	80,812
CDW, Gtd. Notes	5.50	12/1/24	75,000		83,437

28

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Information Technology - .3% (continued)
CDW, Sr. Scd. Bonds	5.00	9/1/25	75,000		78,844
Conduent Finance, Gtd. Notes	10.50	12/15/24	75,000	[b]	88,500
Dell International, Gtd. Notes	5.88	6/15/21	350,000	[b]	367,413
EMC, Sr. Unscd. Notes	2.65	6/1/20	350,000		345,955
Everi Payments, Gtd. Notes	10.00	1/15/22	100,000		109,250
First Data, Scd. Notes	5.75	1/15/24	300,000	[b]	315,000
First Data, Sr. Scd. Notes	5.38	8/15/23	250,000	[b]	260,625
Genesys Telecommunications Laboratories, Sr. Unscd. Notes	10.00	11/30/24	75,000	[b]	84,844
Harland Clarke Holdings, Sr. Scd. Bonds	9.25	3/1/21	50,000	[b]	51,125
Infor Software Parent, Gtd. Notes	7.13	5/1/21	125,000	[b]	129,062
Infor US, Gtd. Notes	6.50	5/15/22	50,000		52,490
Informatica, Gtd. Notes	7.13	7/15/23	75,000	[b]	76,688
Ingram Micro, Sr. Unscd. Notes	5.45	12/15/24	75,000		76,769
Micron Technology, Sr. Unscd. Notes	5.25	8/1/23	75,000	[b]	78,878
NCR, Gtd. Notes	4.63	2/15/21	75,000		76,313
NCR, Sr. Unscd. Notes	4.75	12/15/21	125,000	[b]	130,000
NCR, Sr. Unscd. Notes	5.00	7/15/22	75,000		77,063
Netflix, Sr. Unscd. Notes	4.88	4/15/28	100,000	[b]	99,520
Nuance Communications, Sr. Unscd. Notes	5.63	12/15/26	75,000	[b]	80,062
NXP Funding, Gtd. Notes	4.63	6/15/22	50,000	[b]	53,688
NXP Funding, Gtd. Notes	3.88	9/1/22	75,000	[b]	78,094
NXP Funding, Sr. Sub. Notes	4.13	6/1/21	125,000	[b]	130,937
Open Text, Sr. Scd. Bonds	5.63	1/15/23	75,000	[b]	78,844

29

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Information Technology - .3% (continued)
Open Text, Sr. Unscd. Notes	5.88	6/1/26	75,000	[b]	81,469
Rackspace Hosting, Gtd. Notes	8.63	11/15/24	75,000	[b]	79,172
Riverbed Technology, Gtd. Notes	8.88	3/1/23	75,000	[b]	67,406
Sabre Global, Scd. Notes	5.25	11/15/23	75,000	[b]	78,938
Solera Finance, Sr. Unscd. Notes	10.50	3/1/24	75,000	[b]	85,875
Sungard Availability Services Capital, Sr. Scd. Notes	8.75	4/1/22	100,000	[b]	69,500
Symantec, Gtd. Notes	5.00	4/15/25	75,000	[b]	78,563
TIBCO Software, Sr. Unscd. Notes	11.38	12/1/21	125,000	[b]	136,875
Veritas US, Sr. Scd. Notes	10.50	2/1/24	75,000	[b]	80,250
Western Digital, Gtd. Notes	10.50	4/1/24	300,000		352,800
Zebra Technologies, Sr. Unscd. Bonds	7.25	10/15/22	21,000		22,221
				4,668,798
Materials - .5%
Alcoa Nederland Holding, Gtd. Notes	6.75	9/30/24	75,000	[b]	83,739
Alcoa Nederland Holding, Sr. Unscd. Notes	7.00	9/30/26	75,000	[b]	85,875
Aleris International, Gtd. Notes	7.88	11/1/20	100,000		100,308
Aleris International, Sr. Scd. Notes	9.50	4/1/21	75,000	[b]	80,344
Allegheny Technologies, Gtd. Notes	5.95	1/15/21	75,000		77,531
Allegheny Technologies, Sr. Unscd. Notes	7.88	8/15/23	75,000		82,312
American Builders & Contractors Supply, Sr. Unscd. Notes	5.63	4/15/21	27,000	[b]	27,844
Arcelormittal, Sr. Unscd. Bonds	6.13	6/1/25	75,000		86,885
ArcelorMittal, Sr. Unscd. Notes	5.75	8/5/20	70,000		76,300
ArcelorMittal, Sr. Unscd. Notes	6.00	3/1/21	50,000		55,000
ARD Finance, Sr. Unscd. Notes	7.13	9/15/23	75,000		80,062

30

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Materials - .5% (continued)
Ardagh Packaging Finance, Gtd. Notes	6.00	6/30/21	50,000	[b]	51,625
Ardagh Packaging Finance, Gtd. Notes	4.63	5/15/23	75,000	[b]	77,344
Ardagh Packaging Finance, Gtd. Notes	7.25	5/15/24	75,000	[b]	82,687
Ashland, Gtd. Notes	4.75	8/15/22	135,000		142,789
Ashland, Gtd. Notes	6.88	5/15/43	50,000		56,250
Axalta Coating Systems, Gtd. Notes	4.88	8/15/24	75,000	[b]	78,563
Ball, Gtd. Bonds	5.00	3/15/22	350,000		379,312
Ball, Gtd. Notes	4.38	12/15/20	50,000		52,688
Ball, Gtd. Notes	4.00	11/15/23	75,000		77,344
Ball, Gtd. Notes	5.25	7/1/25	75,000		82,687
Berry Global, Gtd. Notes	5.13	7/15/23	75,000		79,031
Berry Global, Scd. Notes	5.50	5/15/22	75,000		77,906
Blue Cube Spinco, Gtd. Notes	9.75	10/15/23	75,000		90,187
Blue Cube Spinco, Gtd. Notes	10.00	10/15/25	75,000		91,687
BlueScope Steel Finance, Sr. Sub. Notes	6.50	5/15/21	125,000	[b]	130,937
Cascades, Gtd. Notes	5.50	7/15/22	75,000	[b]	77,625
Century Aluminum Co, Scd. Notes	7.50	6/1/21	50,000	[b]	51,500
CF Industries, Gtd. Notes	7.13	5/1/20	50,000		55,125
CF Industries, Gtd. Notes	3.45	6/1/23	75,000		74,250
CF Industries, Gtd. Notes	4.95	6/1/43	75,000		69,000
CF Industries, Gtd. Notes	5.38	3/15/44	75,000		72,281
Chemours, Gtd. Notes	6.63	5/15/23	75,000		79,875
Chemours, Gtd. Notes	7.00	5/15/25	75,000		84,000

31

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Materials - .5% (continued)
CIMPOR Financial Operations, Gtd. Notes	5.75	7/17/24	75,000	[b]	71,906
Cleveland-Cliffs, Gtd. Notes	5.75	3/1/25	75,000	[b]	73,219
Consolidated Energy Finance, Gtd. Notes	6.75	10/15/19	75,000	[b]	76,406
Constellium, Sr. Scd. Notes	6.63	3/1/25	75,000	[b]	78,000
Coveris Holdings, Gtd. Notes	7.88	11/1/19	125,000	[b]	122,500
Crown Americas, Gtd. Notes	4.50	1/15/23	75,000		78,270
CVR Partners, Gtd. Notes	9.25	6/15/23	75,000	[b]	80,156
Flex Acquisition, Sr. Unscd. Notes	6.88	1/15/25	75,000	[b]	77,672
FMG Resources August 2006, Gtd. Notes	4.75	5/15/22	50,000	[b]	51,250
Freeport-McMoRan, Gtd. Notes	4.00	11/14/21	50,000		50,625
Freeport-McMoRan, Gtd. Notes	3.55	3/1/22	350,000		347,375
Freeport-McMoRan, Gtd. Notes	3.88	3/15/23	300,000		297,375
Freeport-McMoRan, Gtd. Notes	5.40	11/14/34	75,000		73,500
GCP Applied Technologies, Gtd. Notes	9.50	2/1/23	75,000	[b]	84,187
H.B. Fuller, Sr. Unscd. Notes	4.00	2/15/27	60,000		57,000
Hexion, Sr. Scd. Notes	6.63	4/15/20	250,000		223,750
Hudbay Minerals, Gtd. Notes	7.25	1/15/23	75,000	[b]	81,187
Hudbay Minerals, Gtd. Notes	7.63	1/15/25	75,000	[b]	83,062
Huntsman International, Gtd. Notes	4.88	11/15/20	125,000		131,875
Imperial Metals, Gtd. Notes	7.00	3/15/19	135,000	[b]	125,212
INEOS Group Holdings, Gtd. Notes	5.63	8/1/24	75,000	[b]	78,375
Kinross Gold, Sr. Unscd. Notes	5.13	9/1/21	75,000		80,062
Koppers, Gtd. Notes	6.00	2/15/25	75,000	[b]	80,625

32

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Materials - .5% (continued)
Lundin Mining, Sr. Scd. Notes	7.50	11/1/20	75,000	[b]	78,015
Momentive Performance Materials, Sr. Scd. Notes	3.88	10/24/21	75,000		78,765
Novelis, Gtd. Notes	6.25	8/15/24	75,000	[b]	79,312
Novelis, Gtd. Notes	5.88	9/30/26	75,000	[b]	77,484
Owens-Brockway Glass Container, Gtd. Notes	5.00	1/15/22	300,000	[b]	318,375
Platform Specialty Products, Sr. Unscd. Notes	10.38	5/1/21	125,000	[b]	135,937
Platform Specialty Products, Sr. Unscd. Notes	6.50	2/1/22	125,000	[b]	129,844
PolyOne, Sr. Unscd. Notes	5.25	3/15/23	75,000		81,000
PQ, Gtd. Notes	6.75	11/15/22	75,000	[b]	81,375
Rayonier AM Products, Gtd. Notes	5.50	6/1/24	75,000	[b]	73,125
Resolute Forest Products, Gtd. Notes	5.88	5/15/23	75,000		76,031
Reynolds Group Issuer, Gtd. Notes	5.13	7/15/23	75,000	[b]	78,188
Reynolds Group Issuer, Gtd. Notes	7.00	7/15/24	75,000	[b]	80,203
Sealed Air, Gtd. Notes	6.50	12/1/20	50,000	[b]	55,438
Signode Industrial Group, Gtd. Notes	6.38	5/1/22	75,000	[b]	78,281
Silgan Holdings, Gtd. Notes	5.00	4/1/20	75,000		76,031
St. Marys Cement, Gtd. Notes	5.75	1/28/27	75,000	[b]	79,421
Standard Industries, Gtd. Notes	5.13	2/15/21	125,000	[b]	129,531
Standard Industries, Gtd. Notes	5.50	2/15/23	75,000	[b]	79,312
Steel Dynamics, Gtd. Notes	5.13	10/1/21	125,000		128,594
Steel Dynamics, Gtd. Notes	5.00	12/15/26	75,000		79,500
Taseko Mines, Sr. Scd. Notes	8.75	6/15/22	100,000	[b]	101,750
Teck Resources, Gtd. Notes	4.75	1/15/22	50,000		53,000

33

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Materials - .5% (continued)
Teck Resources, Gtd. Notes	3.75	2/1/23	75,000		75,985
Teck Resources, Gtd. Notes	8.50	6/1/24	75,000	[b]	86,062
Teck Resources, Gtd. Notes	5.40	2/1/43	100,000		102,500
TPC Group, Sr. Scd. Notes	8.75	12/15/20	50,000	[b]	49,125
Tronox Finance, Gtd. Notes	7.50	3/15/22	125,000	[b]	131,719
United States Steel, Sr. Scd. Notes	8.38	7/1/21	75,000	[b]	82,031
United States Steel, Sr. Unscd. Notes	6.88	8/15/25	100,000		101,937
WR Grace & Co-Conn, Gtd. Notes	5.13	10/1/21	75,000	[b]	80,812
				8,393,165
Real Estate - .1%
Equinix, Sr. Unscd. Notes	5.38	4/1/23	75,000		77,813
Equinix, Sr. Unscd. Notes	5.88	1/15/26	275,000		298,719
ESH Hospitality, Gtd. Notes	5.25	5/1/25	75,000	[b]	77,719
FelCor Lodging, Scd. Notes	5.63	3/1/23	75,000		77,906
GEO Group, Gtd. Notes	6.00	4/15/26	100,000		105,000
Iron Mountain, Gtd. Notes	6.00	8/15/23	75,000		79,312
Iron Mountain, Gtd. Notes	5.75	8/15/24	125,000		128,750
iStar, Gtd. Bonds	6.00	4/1/22	100,000		104,250
iStar, Sr. Unscd. Notes	5.00	7/1/19	150,000		151,594
MPT Operating Partnership, Gtd. Notes	5.25	8/1/26	75,000		78,464
Realogy Group, Gtd. Notes	5.25	12/1/21	50,000	[b]	51,813
Realogy Group, Gtd. Notes	4.88	6/1/23	75,000	[b]	77,603
SBA Communications, Sr. Unscd. Notes	4.88	7/15/22	200,000		207,000
Starwood Property Trust, Gtd. Notes	5.00	12/15/21	75,000		78,750

34

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Real Estate - .1% (continued)
Uniti Group, Gtd. Notes	6.00	4/15/23	75,000	[b]	75,281
Uniti Group, Gtd. Notes	8.25	10/15/23	300,000		289,500
				1,959,474
Telecommunications - .4%
CenturyLink, Sr. Unscd. Bonds, Ser. P	7.60	9/15/39	120,000		111,300
CenturyLink, Sr. Unscd. Notes, Ser. S	6.45	6/15/21	75,000		79,508
CenturyLink, Sr. Unscd. Notes, Ser. T	5.80	3/15/22	125,000		127,344
CenturyLink, Sr. Unscd. Notes, Ser. V	5.63	4/1/20	125,000		130,781
CenturyLink, Sr. Unscd. Notes, Ser. Y	7.50	4/1/24	175,000		186,375
Cincinnati Bell, Gtd. Notes	7.00	7/15/24	75,000	[b]	75,000
CommScope, Gtd. Notes	5.00	6/15/21	75,000	[b]	76,781
CommScope, Gtd. Notes	5.50	6/15/24	75,000	[b]	78,375
CommScope Technologies, Gtd. Notes	6.00	6/15/25	75,000	[b]	79,500
Consolidated Communications, Gtd. Notes	6.50	10/1/22	75,000		73,875
Frontier Communications, Sr. Unscd. Notes	10.50	9/15/22	300,000		263,910
Frontier Communications, Sr. Unscd. Notes	7.63	4/15/24	100,000		77,000
Frontier Communications, Sr. Unscd. Notes	11.00	9/15/25	300,000		255,375
GCI, Gtd. Notes	6.75	6/1/21	75,000		76,969
Hughes Satellite Systems, Gtd. Notes	7.63	6/15/21	180,000		202,702
Hughes Satellite Systems, Sr. Scd. Notes	6.50	6/15/19	190,000		202,326
Inmarsat Finance, Gtd. Notes	4.88	5/15/22	125,000	[b]	128,150
Intelsat Jackson Holding, Gtd. Notes	9.75	7/15/25	150,000	[b]	151,500
Intelsat Jackson Holdings, Gtd. Notes	7.25	10/15/20	210,000		203,112
Intelsat Jackson Holdings, Gtd. Notes	7.50	4/1/21	200,000		190,500

35

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Telecommunications - .4% (continued)
Intelsat Jackson Holdings, Gtd. Notes	5.50	8/1/23	150,000		128,437
Intelsat Jackson Holdings, Sr. Unscd. Notes	8.00	2/15/24	75,000	[b]	80,062
Level 3 Financing, Gtd. Notes	5.38	8/15/22	300,000		309,834
Nokia, Sr. Unscd. Notes	3.38	6/12/22	50,000		49,938
Sable International Finance, Gtd. Notes	6.88	8/1/22	75,000	[b]	80,625
SoftBank Group, Gtd. Notes	4.50	4/15/20	50,000	[b]	51,765
Sprint, Gtd. Notes	7.88	9/15/23	300,000		336,000
Sprint, Gtd. Notes	7.13	6/15/24	300,000		325,032
Sprint Capital, Gtd. Notes	6.88	11/15/28	100,000		106,937
Sprint Capital, Gtd. Notes	8.75	3/15/32	100,000		121,500
Sprint Communications, Gtd. Notes	9.00	11/15/18	56,000	[b]	59,430
Sprint Communications, Gtd. Notes	7.00	3/1/20	100,000	[b]	108,750
Sprint Communications, Gtd. Notes	6.00	11/15/22	300,000		315,750
Telecom Italia, Sr. Scd. Notes	5.30	5/30/24	75,000	[b]	81,094
Telecom Italia Capital, Gtd. Notes	7.18	6/18/19	150,000		162,187
Telecom Italia Capital, Gtd. Notes	6.38	11/15/33	100,000		116,500
Telecom Italia Capital, Gtd. Notes	7.20	7/18/36	150,000		186,600
Telesat, Gtd. Notes	8.88	11/15/24	75,000	[b]	84,187
T-Mobile USA, Gtd. Notes	4.00	4/15/22	50,000		51,844
T-Mobile USA, Gtd. Notes	6.63	4/1/23	225,000		236,812
T-Mobile USA, Gtd. Notes	6.38	3/1/25	250,000		270,625
T-Mobile USA, Gtd. Notes	5.38	4/15/27	200,000		217,000
T-Mobile USA, Sr. Unscd. Notes	6.13	1/15/22	50,000		52,125

36

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Telecommunications - .4% (continued)
West, Sr. Scd. Notes	4.75	7/15/21	50,000	[b]	50,938
Wind Acquisition Finance, Sr. Scd. Notes	6.50	4/30/20	125,000	[b]	129,419
Wind Acquisition Finance, Sr. Scd. Notes	4.75	7/15/20	50,000	[b]	50,720
Windstream Services, Gtd. Notes	6.38	8/1/23	75,000		54,938
Zayo Group, Gtd. Notes	6.00	4/1/23	75,000		79,219
Zayo Group, Gtd. Notes	6.38	5/15/25	75,000		81,008
Zayo Group, Gtd. Notes	5.75	1/15/27	75,000	[b]	79,219
				6,828,878
Utilities - .1%
AES, Sr. Unscd. Notes	4.88	5/15/23	300,000		308,250
AmeriGas Partners, Gtd. Notes	5.88	8/20/26	75,000		78,375
AmeriGas Partners, Sr. Unscd. Notes	5.63	5/20/24	75,000		79,406
Calpine, Sr. Scd. Notes	6.00	1/15/22	200,000	[b]	207,250
Calpine, Sr. Scd. Notes	5.25	6/1/26	130,000	[b]	130,812
Dynegy, Gtd. Notes	7.38	11/1/22	150,000		161,062
Dynegy, Gtd. Notes	8.13	1/30/26	120,000	[b]	133,350
Dynegy, Sr. Unscd. Notes	7.63	11/1/24	75,000		82,312
Enel, Sr. Scd. Notes, 3 Month LIBOR + 5.88%	8.75	9/24/73	75,000	[b,c]	92,812
FirstEnergy Solutions, Gtd. Notes	6.80	8/15/39	70,000		35,700
InterGen, Gtd. Notes	7.00	6/30/23	75,000	[b]	73,125
NGL Energy Partners, Gtd. Notes	6.13	3/1/25	75,000		71,438
NRG Energy, Gtd. Notes	6.25	7/15/22	75,000		79,125
NRG Energy, Gtd. Notes	6.63	3/15/23	150,000		155,625
NRG Energy, Gtd. Notes	7.25	5/15/26	75,000		81,656

37

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 4.7% (continued)
Utilities - .1% (continued)
NRG Energy, Sr. Scd. Notes	6.63	1/15/27	75,000		80,250
NRG Yield Operating, Gtd. Notes	5.38	8/15/24	75,000		78,563
Talen Energy Supply, Gtd. Notes	6.50	9/15/24	75,000	[b]	63,750
Talen Energy Supply, Sr. Unscd. Notes	4.63	7/15/19	14,000	[b]	14,210
Talen Energy Supply, Sr. Unscd. Notes	7.00	10/15/27	50,000		32,750
TerraForm Power Operating, Gtd. Notes	9.75	8/15/22	75,000	[b]	83,437
TerraForm Power Operating, Gtd. Notes, 3 Month U.S. T-BILL + 4.28%	6.38	2/1/23	150,000	[b,c]	157,875
				2,281,133
Total Bonds and Notes (cost $75,137,081)			75,416,650
Description			Shares		Value ($)
Common Stocks - 4.6%
Exchange-Traded Funds - 4.6%
iShares TIPS Bond ETF (cost $71,064,443)			645,668		73,477,018
Description /Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .2%
Call Options - .1%
Swiss Market Index, Contracts 3,980 Goldman Sachs International	9,123	12/2017	36,311,013		777,846
Swiss Market Index, Contracts 1,890 Goldman Sachs International	9,246	12/2017	17,474,241		216,316
				994,162
Put Options - .1%
S&P E-Mini Index, Contracts 2,240 Morgan Stanley Capital Services	1,975	6/2018	221,200,000		1,400,000
S&P E-Mini Index, Contracts 2,240 Morgan Stanley Capital Services	1,950	3/2018	218,400,000		498,400
				1,898,400
Total Options Purchased (cost $6,787,435)			2,892,562

38

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Short-Term Investments - 74.3%
U. S. Treasury Bills	1.08	12/7/17	82,215,000	[d]	82,134,429
U. S. Treasury Bills	0.99	12/14/17	1,104,243,000		1,102,970,228
Total Short-Term Investments (cost $1,185,062,781)			1,185,104,657
Description			Shares		Value ($)
Other Investment - 13.3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $213,024,668)			213,024,668	[e]	213,024,668
Total Investments (cost $1,551,076,408)			97.1%	1,549,915,555
Cash and Receivables (Net)			2.9%	46,036,838
Net Assets			100.0%	1,595,952,393

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

TIPS—Treasury Inflation Protected Securities

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, these securities were valued at $30,636,743 or 1.92% of net assets.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Held by a counterparty for open futures contracts.

e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Short-Term/Money Market Investments	87.6
Corporate Bonds	4.7
Exchange-Traded Funds	4.6
Options Purchased	.2
97.1

† Based on net assets.

See notes to consolidated financial statements.

39

CONSOLIDATED STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 10/31/16 ($)	Purchases ($)	Sales ($)	Value 10/31/17 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	175,712,091	587,389,121	550,076,544	213,024,668	13.3	1,298,113

See notes to consolidated financial statements.

40

CONSOLIDATED STATEMENT OF FUTURES

October 31, 2017

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	3,870	12/2017	377,575,026[a]	381,650,908	4,075,882
Brent Crude	112	6/2018	6,264,688[b]	6,702,080	437,392
CAC 40 10 Euro	661	11/2017	41,486,303[a]	42,359,653	873,350
Canadian 10 year Bond	2,280	12/2017	239,386,399[a]	242,880,707	3,494,308
Cocoa	192	3/2018	4,039,349[b]	4,010,880	(28,469)
Cotton No.2	424	12/2017	15,094,480[b]	14,496,560	(597,920)
Crude Soybean Oil	567	1/2018	11,207,307[b]	11,879,784	672,477
DAX	222	12/2017	81,452,752[a]	85,479,102	4,026,350
Euro-Bund Option Put 175	1,081	12/2017	15,767,227[a]	15,425,228	(341,999)
FTSE 100	1,860	12/2017	182,688,476[a]	184,473,324	1,784,848
FTSE/MIB Index	228	12/2017	29,378,526[a]	30,242,242	863,716
Gasoline	132	2/2018	9,207,258[b]	9,501,307	294,049
Gold 100 oz	151	12/2017	18,663,010[b]	19,184,550	521,540
Hang Seng	90	11/2017	16,284,712[a]	16,266,311	(18,401)
IBEX 35 Index	580	11/2017	68,448,759[a]	71,246,065	2,797,306
Live Cattle	15	12/2017	681,824[b]	753,750	71,926
LME Primary Aluminum	29	1/2018	1,555,937[b]	1,564,913	8,976
LME Primary Nickel	11	1/2018	703,485[b]	811,536	108,051
LME Refined Pig Lead	4	1/2018	256,024[b]	241,300	(14,724)
LME Zinc	7	1/2018	574,196[b]	573,300	(896)
Low Sulphur Gas oil	281	1/2018	14,426,616[b]	15,363,675	937,059
NY Harbor ULSD	53	2/2018	3,880,895[b]	4,175,308	294,413
Platinum	56	1/2018	2,761,414[b]	2,574,880	(186,534)
S&P/Toronto Stock Exchange 60 Index	82	12/2017	11,494,365[a]	12,016,836	522,471
Soybean	113	1/2018	5,468,023[b]	5,563,837	95,814
Soybean Meal	85	1/2018	2,691,144[b]	2,667,300	(23,844)
Standard & Poor's 500 E-mini	3,251	12/2017	404,848,196	418,192,385	13,344,189
Topix	1,354	12/2017	197,077,525[a]	209,938,173	12,860,648
U.S. Treasury 10 Year Notes	8,596	12/2017	1,081,718,487	1,073,962,750	(7,755,737)
Futures Short
Amsterdam Exchange Index	115	11/2017	(14,535,110)[a]	(14,779,552)	(244,442)
ASX SPI 200	114	12/2017	(12,806,149)[a]	(12,843,202)	(37,053)
Chicago SRW Wheat	428	3/2018	(9,964,734)[b]	(9,330,400)	634,334
Coffee "C"	171	3/2018	(8,149,995)[b]	(8,246,475)	(96,480)
Copper	24	3/2018	(1,826,016)[b]	(1,872,600)	(46,584)
Corn No.2 Yellow	642	3/2018	(11,647,577)[b]	(11,539,950)	107,627

41

CONSOLIDATED STATEMENT OF FUTURES (continued)

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short (continued)
Crude Oil	141	6/2018	(7,367,617)[b]	(7,664,760)	(297,143)
Euro-Bond	1,460	12/2017	(275,773,135)[a]	(276,785,714)	(1,012,579)
Hard Red Winter Wheat	366	3/2018	(8,293,790)[b]	(7,951,350)	342,440
Lean Hog	27	2/2018	(691,137)[b]	(788,400)	(97,263)
Long Gilt	2,308	12/2017	(388,675,279)[a]	(381,115,959)	7,559,320
Natural Gas	306	3/2018	(9,779,401)[b]	(9,180,000)	599,401
NYMEX Palladium	31	12/2017	(2,728,407)[b]	(3,035,365)	(306,958)
Silver	6	12/2017	(501,839)[b]	(500,790)	1,049
Sugar No.11	393	3/2018	(6,450,893)[b]	(6,487,958)	(37,065)
Gross Unrealized Appreciation				57,328,936
Gross Unrealized Depreciation				(11,144,091)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

b These securities are wholly-owned by the Subsidiary referenced in Note 1.

See notes to consolidated financial statements.

42

CONSOLIDATED STATEMENT OF OPTIONS WRITTEN

October 31, 2017

Description/ Expiration Date/ Exercise Price	Counterparty	Number of Contracts	Notional Amount	Value ($)
Call Options:
S&P 500 E-mini Index November 2017 @ 2,610	Morgan Stanley Capital Services	4,472	583,596,000	(536,640)
Put Options:
Swiss Market Index December 2017 @ 9,123	Goldman Sachs International	3,980	36,311,013	(335,644)
Swiss Market Index December 2017 @ 9,246	Goldman Sachs International	1,890	17,474,241	(239,659)
Total Options Written (premiums received $1,612,885)				(1,111,943)

See notes to consolidated financial statements.

43

CONSOLIDATED STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2017

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Bank of America
Australian Dollar	7,639,000	United States Dollar	5,844,523	12/20/17	(794)
British Pound	21,924,000	United States Dollar	28,780,271	12/20/17	385,240
Japanese Yen	3,753,706,000	United States Dollar	33,210,016	12/20/17	(110,809)
Norwegian Krone	27,954,000	United States Dollar	3,419,513	12/20/17	7,449
New Zealand Dollar	20,078,000	United States Dollar	14,105,448	12/20/17	(378,652)
Swedish Krona	81,569,000	United States Dollar	9,767,046	12/20/17	7,924
United States Dollar	18,716,336	Canadian Dollar	24,116,000	12/20/17	13,547
United States Dollar	64,860,795	Euro	55,776,000	12/20/17	(303,215)
United States Dollar	22,795,950	Norwegian Krone	181,543,000	12/20/17	540,069
Bank of Montreal
Australian Dollar	13,764,800	United States Dollar	10,593,803	12/20/17	(63,922)
Canadian Dollar	40,753,459	United States Dollar	33,254,945	12/20/17	(1,649,233)
Swiss Franc	50,341,229	United States Dollar	52,829,706	12/20/17	(2,187,494)
Euro	19,865,547	United States Dollar	23,884,446	12/20/17	(675,204)
New Zealand Dollar	32,130,230	United States Dollar	22,355,881	12/20/17	(389,296)
Swedish Krona	176,238,780	United States Dollar	21,614,342	12/20/17	(494,445)
United States Dollar	26,477,551	Canadian Dollar	33,858,300	12/20/17	219,272
United States Dollar	2,465,964	Swiss Franc	2,432,500	12/20/17	18,920
United States Dollar	4,665,158	Euro	3,940,300	12/20/17	61,641
United States Dollar	24,724,673	British Pound	18,909,450	12/20/17	(430,580)
United States Dollar	47,439,691	Japanese Yen	5,339,214,104	12/20/17	359,885
Citigroup
Australian Dollar	19,499,800	United States Dollar	15,300,924	12/20/17	(383,848)
Canadian Dollar	24,677,157	United States Dollar	20,212,547	12/20/17	(1,074,561)

44

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Citigroup (continued)
Swiss Franc	19,693,114	United States Dollar	20,648,271	12/20/17	(837,415)
British Pound	13,452,000	United States Dollar	18,080,755	12/20/17	(185,551)
Japanese Yen	5,502,054,289	United States Dollar	49,001,456	12/20/17	(485,767)
New Zealand Dollar	6,558,310	United States Dollar	4,699,540	12/20/17	(215,798)
Swedish Krona	96,435,775	United States Dollar	11,864,631	12/20/17	(308,073)
United States Dollar	42,946,769	Australian Dollar	54,221,382	12/20/17	1,468,166
United States Dollar	20,452,851	Canadian Dollar	25,481,000	12/20/17	691,457
United States Dollar	41,208,487	Euro	34,699,232	12/20/17	668,809
United States Dollar	79,067,406	British Pound	59,558,587	12/20/17	(163,419)
United States Dollar	99,272,653	Japanese Yen	10,897,500,009	12/20/17	3,181,322
United States Dollar	6,685,061	Norwegian Krone	52,859,832	12/20/17	204,822
United States Dollar	12,447,381	Swedish Krona	100,555,016	12/20/17	397,187
Credit Suisse International
Euro	33,109,244	United States Dollar	39,763,043	12/20/17	(1,080,974)
United States Dollar	33,774,108	British Pound	25,402,852	12/20/17	(19,322)
United States Dollar	5,346,488	New Zealand Dollar	7,366,713	12/20/17	310,062
United States Dollar	22,756,246	Swedish Krona	181,192,170	12/20/17	1,042,751
Goldman Sachs International
Australian Dollar	71,852,400	United States Dollar	56,808,936	12/20/17	(1,842,849)
Canadian Dollar	28,567,662	United States Dollar	23,482,194	12/20/17	(1,326,987)
Swiss Franc	16,020,216	United States Dollar	16,590,670	12/20/17	(474,671)
Euro	44,145,659	United States Dollar	53,014,213	12/20/17	(1,438,120)
British Pound	42,910,000	United States Dollar	57,538,910	12/20/17	(455,710)
Japanese Yen	761,646,711	United States Dollar	6,782,238	12/20/17	(66,235)
New Zealand Dollar	60,348,460	United States Dollar	43,335,594	12/20/17	(2,076,954)

45

CONSOLIDATED STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Goldman Sachs International (continued)
Swedish Krona	127,056,445	United States Dollar	15,587,726	12/20/17	(361,684)
United States Dollar	49,262,244	Australian Dollar	61,968,971	12/20/17	1,856,843
United States Dollar	36,121,319	Canadian Dollar	45,321,700	12/20/17	972,778
United States Dollar	8,207,925	Swiss Franc	7,868,500	12/20/17	292,380
United States Dollar	78,060,210	Euro	65,551,468	12/20/17	1,475,362
United States Dollar	81,376,263	British Pound	61,080,182	12/20/17	121,259
United States Dollar	32,111,614	Japanese Yen	3,622,566,000	12/20/17	168,766
United States Dollar	12,961,923	Norwegian Krone	102,318,168	12/20/17	418,443
United States Dollar	12,476,925	New Zealand Dollar	17,188,996	12/20/17	725,265
United States Dollar	27,819,564	Swedish Krona	221,166,984	12/20/17	1,315,614
HSBC
Euro	46,352,941	United States Dollar	55,698,621	12/20/17	(1,543,724)
British Pound	34,716,000	United States Dollar	46,422,780	12/20/17	(240,064)
Japanese Yen	1,405,379,000	United States Dollar	12,758,080	12/20/17	(365,812)
United States Dollar	13,977,585	Canadian Dollar	17,024,000	12/20/17	774,886
United States Dollar	41,709,566	Euro	34,920,000	12/20/17	911,961
United States Dollar	42,287,331	Swedish Krona	336,499,745	12/20/17	1,962,268
Morgan Stanley Capital Services
Canadian Dollar	54,563,209	United States Dollar	44,913,441	12/20/17	(2,597,791)
Swiss Franc	12,367,000	United States Dollar	13,070,770	12/20/17	(629,829)
Euro	33,109,244	United States Dollar	39,754,765	12/20/17	(1,072,696)
Norwegian Krone	91,390,665	United States Dollar	11,668,508	12/20/17	(464,662)
United States Dollar	29,818,723	Australian Dollar	37,539,521	12/20/17	1,101,512
United States Dollar	30,265,252	British Pound	22,768,000	12/20/17	(23,033)
United States Dollar	37,242,424	Japanese Yen	4,133,611,872	12/20/17	793,306

46

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Morgan Stanley Capital Services (continued)
United States Dollar	12,978,855	Norwegian Krone	101,637,000	12/20/17	518,882
United States Dollar	22,411,182	New Zealand Dollar	30,892,474	12/20/17	1,290,817
United States Dollar	20,482,012	Swedish Krona	163,093,000	12/20/17	937,464
Royal Bank of Canada
Swiss Franc	24,204,000	United States Dollar	25,003,357	12/20/17	(654,645)
Euro	15,278,000	United States Dollar	17,957,761	12/20/17	(108,225)
Norwegian Krone	99,006,553	United States Dollar	12,653,468	12/20/17	(515,969)
United States Dollar	65,887,969	Canadian Dollar	81,847,000	12/20/17	2,412,799
United States Dollar	76,341,047	British Pound	57,678,278	12/20/17	(388,402)
United States Dollar	13,254,576	Japanese Yen	1,483,704,000	12/20/17	171,659
Gross Unrealized Appreciation					27,800,787
Gross Unrealized Depreciation					(28,086,434)

See notes to consolidated financial statements.

47

CONSOLIDATED STATEMENT OF SWAP AGREEMENTS

October 31, 2017

Centrally Cleared Credit Default Swaps

Reference Obligation ($)†	Notional Amount [1]	(Pay) Receive Fixed Rate (%)	Market Value ($)	Upfront Premiums Received (Paid) ($)	Unrealized Appreciation ($)
Sold Contracts:[2]
Bank of America
Markit CDX North America High Yield Series 29
12/20/2022††	7,000,000	5.00	669,607	(525,373)	144,234
Gross Unrealized Appreciation				144,234

† Clearing House-Chicago Mercantile Exchange

†† Expiration Date

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to consolidated financial statements.

48

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

October 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Consolidated Statement of Investments:
Unaffiliated issuers	1,338,051,740	1,336,890,887
Affiliated issuers	213,024,668	213,024,668
Cash		21,231,188
Cash denominated in foreign currency	494,855	480,473
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		27,800,787
Cash collateral held by broker—Note 4		22,889,734
Receivable for futures variation margin—Note 4		3,180,423
Dividends and interest receivable		1,380,199
Receivable for shares of Common Stock subscribed		811,053
Swap premium paid—Note 4		525,373
Receivable for swap variation margin—Note 4		146,344
Prepaid expenses		55,805
		1,628,416,934
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		1,579,679
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		28,086,434
Payable for shares of Common Stock redeemed		1,118,403
Outstanding options written, at value (premiums received $1,612,885)—Note 4		1,111,943
Payable for investment securities purchased		158,395
Payable to broker for swap agreements—Note 4		133,697
Accrued expenses		275,990
		32,464,541
Net Assets ($)		1,595,952,393
Composition of Net Assets ($):
Paid-in capital		1,497,208,767
Accumulated investment (loss)—net		(1,757,232)
Accumulated net realized gain (loss) on investments		55,573,195
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions (including $46,184,845 net unrealized appreciation on futures and $144,234 net unrealized appreciation on centrally cleared swap agreements)		44,927,663
Net Assets ($)		1,595,952,393

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	73,457,802	80,833,931	653,751,654	787,909,006
Shares Outstanding	4,417,790	5,195,133	38,368,691	46,227,842
Net Asset Value Per Share ($)	16.63	15.56	17.04	17.04

See notes to consolidated financial statements.

49

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income ($):
Income:
Interest	10,547,807
Dividends:
Unaffiliated issuers	2,741,134
Affiliated issuers	1,298,113
Total Income	14,587,054
Expenses:
Management fee—Note 3(a)	15,879,916
Shareholder servicing costs—Note 3(c)	1,161,930
Subsidiary management fee—Note 3(a)	930,454
Distribution fees—Note 3(b)	751,192
Professional fees	160,619
Registration fees	132,509
Directors’ fees and expenses—Note 3(d)	131,012
Prospectus and shareholders’ reports	87,198
Custodian fees—Note 3(c)	78,061
Loan commitment fees—Note 2	32,353
Miscellaneous	85,336
Total Expenses	19,430,580
Less—reduction in expenses due to undertaking—Note 3(a)	(1,106,110)
Less—reduction in fees due to earnings credits—Note 3(c)	(20,658)
Net Expenses	18,303,812
Investment (Loss)—Net	(3,716,758)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	4,532,297
Net realized gain (loss) on options transactions	(30,010,255)
Net realized gain (loss) on futures	95,029,998
Net realized gain (loss) on swap agreements	90,745
Net realized gain (loss) on forward foreign currency exchange contracts	10,515,297
Net Realized Gain (Loss)	80,158,082
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(5,109,344)
Net unrealized appreciation (depreciation) on options transactions	10,986,295
Net unrealized appreciation (depreciation) on futures	25,531,169
Net unrealized appreciation (depreciation) on swap agreements	144,234
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(19,997,214)
Net Unrealized Appreciation (Depreciation)	11,555,140
Net Realized and Unrealized Gain (Loss) on Investments	91,713,222
Net Increase in Net Assets Resulting from Operations	87,996,464

See notes to consolidated financial statements.

50

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2017	2016
Operations ($):
Investment (loss)—net	(3,716,758)	(13,274,277)
Net realized gain (loss) on investments	80,158,082	25,754,545
Net unrealized appreciation (depreciation) on investments	11,555,140	(2,661,420)
Net Increase (Decrease) in Net Assets Resulting from Operations	87,996,464	9,818,848
Distributions to Shareholders from ($):
Net realized gain on investments:
Class A	(341,762)	-
Class C	(237,196)	-
Class I	(775,856)	-
Class Y	(1,271,510)	-
Total Distributions	(2,626,324)	-
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	15,191,131	85,425,288
Class C	5,013,783	46,807,391
Class I	467,890,826	299,261,521
Class Y	217,849,128	230,391,741
Distributions reinvested:
Class A	325,546	-
Class C	181,423	-
Class I	590,605	-
Class Y	721,951	-
Cost of shares redeemed:
Class A	(151,909,545)	(148,416,191)
Class C	(59,663,859)	(57,090,576)
Class I	(294,198,094)	(343,046,982)
Class Y	(130,888,867)	(66,580,605)
Increase (Decrease) in Net Assets from Capital Stock Transactions	71,104,028	46,751,587
Total Increase (Decrease) in Net Assets	156,474,168	56,570,435
Net Assets ($):
Beginning of Period	1,439,478,225	1,382,907,790
End of Period	1,595,952,393	1,439,478,225
Accumulated investment (loss)—net	(1,757,232)	(2,748,744)

51

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2017	2016
Capital Share Transactions (Shares):
Class Aa
Shares sold	955,739	5,592,205
Shares issued for distributions reinvested	21,139	-
Shares redeemed	(9,643,628)	(9,694,240)
Net Increase (Decrease) in Shares Outstanding	(8,666,750)	(4,102,035)
Class Ca
Shares sold	337,106	3,221,954
Shares issued for distributions reinvested	12,512	-
Shares redeemed	(4,009,428)	(3,925,165)
Net Increase (Decrease) in Shares Outstanding	(3,659,810)	(703,211)
Class Ia
Shares sold	28,694,862	19,107,885
Shares issued for distributions reinvested	37,522	-
Shares redeemed	(18,147,833)	(22,047,720)
Net Increase (Decrease) in Shares Outstanding	10,584,551	(2,939,835)
Class Ya
Shares sold	13,453,316	14,699,682
Shares issued for distributions reinvested	45,867	-
Shares redeemed	(8,067,592)	(4,261,697)
Net Increase (Decrease) in Shares Outstanding	5,431,591	10,437,985

a     During the period ended October 31, 2017, 2,183 Class A shares representing $34,879 were exchanged for 2,132 Class I shares, 2,736 Class C shares representing $40,409 were exchanged for 2,518 Class I shares, 638,261 Class Y shares representing $10,378,341 were exchanged for 638,253 Class I shares and during the period ended October 31, 2016, 369,275 Class Y shares representing $5,809,635 were exchanged for 369,082 Class I shares.

See notes to consolidated financial statements.

52

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	15.73	15.63	15.36	14.18	12.49
Investment Operations:
Investment (loss)—net[a]	(.09)	(.17)	(.22)	(.19)	(.01)
Net realized and unrealized gain (loss) on investments	1.02	.27	.49[b]	1.38	1.65
Payment by affiliate	–	–	–	–	.05
Total from Investment Operations	.93	.10	.27	1.19	1.69
Distributions:
Dividends from investment income—net	–	–	–	(.01)	–
Dividends from net realized gain on investments	(.03)	–	–	–	–
Total Distributions	(.03)	–	–	(.01)	–
Net asset value, end of period	16.63	15.73	15.63	15.36	14.18
Total Return (%)[c]	5.92	.70	1.69	8.42	13.53[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.55	1.51	1.49	1.54	1.65
Ratio of net expenses to average net assets	1.47	1.50	1.49	1.50	1.50
Ratio of net investment (loss) to average net assets	(.56)	(1.13)	(1.41)	(1.30)	(.04)
Portfolio Turnover Rate	69.80	10.66	165.55	124.10	1.74
Net Assets, end of period ($ x 1,000)	73,458	205,832	268,600	54,798	23,462

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Exclusive of sales charge.

d The total return would have been 13.13% had a reimbursement for a trade error not been made by Mellon Capital.

See notes to consolidated financial statements.

53

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	14.83	14.85	14.70	13.66	12.12
Investment Operations:
Investment (loss)—net[a]	(.19)	(.27)	(.33)	(.29)	(.10)
Net realized and unrealized gain (loss) on investments	.95	.25	.48[b]	1.33	1.59
Payment by affiliate	–	–	–	–	.05
Total from Investment Operations	.76	(.02)	.15	1.04	1.54
Distributions:
Dividends from net realized gain on investments	(.03)	–	–	–	–
Net asset value, end of period	15.56	14.83	14.85	14.70	13.66
Total Return (%)[c]	5.14	(.07)	.95	7.61	12.71[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.32	2.26	2.24	2.30	2.44
Ratio of net expenses to average net assets	2.23	2.25	2.24	2.25	2.25
Ratio of net investment (loss) to average net assets	(1.26)	(1.82)	(2.16)	(2.08)	(.78)
Portfolio Turnover Rate	69.80	10.66	165.55	124.10	1.74
Net Assets, end of period ($ x 1,000)	80,834	131,341	141,904	23,672	9,409

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c Exclusive of sales charge.

d The total return would have been 12.29% had a reimbursement for a trade error not been made by Mellon Capital.

See notes to consolidated financial statements.

54

	Year Ended October 31,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	16.08	15.93	15.61	14.39	12.65
Investment Operations:
Investment income (loss)—net[a]	(.03)	(.13)	(.19)	(.14)	.03
Net realized and unrealized gain (loss) on investments	1.02	.28	.51[b]	1.39	1.67
Payment by affiliate	–	–	–	–	.05
Total from Investment Operations	.99	.15	.32	1.25	1.75
Distributions:
Dividends from investment income—net	–	–	–	(.03)	(.01)
Dividends from net realized gain on investments	(.03)	–	–	–	–
Total Distributions	(.03)	–	–	(.03)	(.01)
Net asset value, end of period	17.04	16.08	15.93	15.61	14.39
Total Return (%)	6.17	1.01	1.92	8.77	13.82[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.30	1.25	1.22	1.21	1.29
Ratio of net expenses to average net assets	1.21	1.24	1.22	1.21	1.25
Ratio of net investment income (loss) to average net assets	(.17)	(.86)	(1.15)	(.94)	.20
Portfolio Turnover Rate	69.80	10.66	165.55	124.10	1.74
Net Assets, end of period ($ x 1,000)	653,752	446,643	489,361	71,731	253,971

a Based on average shares outstanding.

b In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

c The total return would have been 13.42% had a reimbursement for a trade error not been made by Mellon Capital.

See notes to consolidated financial statements.

55

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	16.07	15.91	15.59	14.39	13.45
Investment Operations:
Investment (loss)—net[b]	(.02)	(.11)	(.15)	(.17)	(.01)
Net realized and unrealized gain (loss) on investments	1.02	.27	.47[c]	1.40	.90
Payment by affiliate	–	–	–	–	.05
Total from Investment Operations	1.00	.16	.32	1.23	.94
Distributions:
Dividends from investment income—net	–	–	–	(.03)	–
Dividends from net realized gain on investments	(.03)	–	–	–	–
Total Distributions	(.03)	–	–	(.03)	–
Net asset value, end of period	17.04	16.07	15.91	15.59	14.39
Total Return (%)	6.23	1.01	2.05	8.56	6.99[d,e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.21	1.18	1.14	1.16	1.31[f]
Ratio of net expenses to average net assets	1.15	1.16	1.14	1.16	1.25[f]
Ratio of net investment (loss) to average net assets	(.14)	(.68)	(.96)	(1.14)	(.18)[f]
Portfolio Turnover Rate	69.80	10.66	165.55	124.10	1.74
Net Assets, end of period ($ x 1,000)	787,909	655,662	483,043	387,629	1

a From July 1, 2013 (commencement of initial offering) to October 31, 2013.

b Based on average shares outstanding.

c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.

d Not annualized.

e The total return would have been 6.62% had a reimbursement for a trade error not been made by Mellon Capital.

f Annualized.

See notes to consolidated financial statements.

56

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dynamic Total Return Fund (the “fund”) is a separate non-diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering nine series, including the fund. The fund’s investment objective is to seek total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

The fund may invest in certain commodities through its investment in DTR Commodity Fund Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. Dreyfus serves as investment adviser for the Subsidiary, Mellon Capital serves as the Subsidiary’s sub-investment advisor and Citibank N.A. serves as the Subsidiary’s custodian. The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the fund will remain the sole shareholder and retain all rights. Under the Amended and Restated Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The following summarizes the structure and relationship of the Subsidiary at October 31, 2017:

57

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Subsidiary Activity
Consolidated fund Net Assets ($)	1,595,952,393
Subsidiary Percentage of fund Net Assets	6.28%
Subsidiary Financial Statement Information ($)
Total assets	100,294,134
Total liabilities	140,585
Net assets	100,153,549
Total income	370,266
Investment income (loss)—net	(633,622)
Net realized gain (loss)	(6,816,684)
Net unrealized appreciation (depreciation)	3,895,922
Net increase (decrease) in net assets resulting from operations	(3,554,384)

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund’s total authorized shares increased from 500 million to 600 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under

58

authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency

59

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service approved by the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its

60

net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	–	75,416,650	–	75,416,650
Exchange-Traded Funds	73,477,018	–	–	73,477,018
Registered Investment Company	213,024,668	–	–	213,024,668

61

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
U.S. Treasury	–	1,185,104,657	–	1,185,104,657
Other Financial Instruments:
Futures††	57,328,936	–	–	57,328,936
Forward Foreign Currency Exchange Contracts††	–	27,800,787	–	27,800,787
Options Purchased	1,898,400	994,162	–	2,892,562
Swaps††	–	144,234	–	144,234
Liabilities ($)
Other Financial Instruments:
Futures††	(11,144,091)	–	–	(11,144,091)
Forward Foreign Currency Exchange Contracts††	–	(28,086,434)	–	(28,086,434)
Options Written	(536,640)	(575,303)	–	(1,111,943)

† See Consolidated Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and

62

amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund’s investments in commodity-linked financial derivatives instruments may subject the fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

63

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

As of and during the period ended October 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended October 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $44,205,438, undistributed capital gains $29,444,143 and unrealized appreciation $26,707,043. In addition, the fund deferred for tax purposes late year ordinary losses of $1,612,998 to the first day of the following fiscal year.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2017 and October 31, 2016 were as follows: long-term capital gains $2,626,324 and $0, respectively.

During the period ended October 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency transactions, net operating losses and swap periodic payments, the fund increased accumulated undistributed investment income-net by $4,708,270, increased accumulated net realized gain (loss) on investments by $2,742,037 and decreased paid-in capital by $7,450,307. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2017, the fund did not borrow under the Facilities.

64

NOTE 3— Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Dreyfus has entered into separate management agreements with the fund and the Subsidiary pursuant to which Dreyfus receives a management fee computed at the annual rate of 1.10% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly. In addition, Dreyfus has contractually agreed for as long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to Dreyfus by the Subsidiary. The reduction in expenses, pursuant to the undertaking amounted to $930,454 during the period ended October 31, 2017.

Dreyfus has contractually agreed, from April 21, 2017 through March 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the annual fund operating expenses for Class A, C, I and Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.19% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $175,656 during the period ended October 31, 2017.

Pursuant to separate sub-investment advisory agreements between Dreyfus and Mellon Capital with respect to the fund and the Subsidiary, Dreyfus pays Mellon Capital an annual fee of .65% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly.

During the period ended October 31, 2017, the Distributor retained $10,211 from commissions earned on sales of the fund’s Class A shares and $30,795 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2017, Class C shares were charged $751,192 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry

65

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2017, Class A and Class C shares were charged $263,836 and $250,397, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Consolidated Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2017, the fund was charged $17,766 for transfer agency services and $1,089 for cash management services. These fees are included in Shareholder servicing costs in the Consolidated Statement of Operations. Cash management fees were offset by earnings credits of $1,089.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2017, the fund was charged $78,061 pursuant to the custody agreement. These fees were partially offset by earnings credits of $19,569.

During the period ended October 31, 2017, the fund was charged $11,224 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Consolidated Statement of Assets and Liabilities consist of: management fees $1,568,564, Distribution Plan fees $52,151, Shareholder Services Plan fees $32,934, custodian fees $17,435, Chief Compliance Officer fees $6,538 and transfer agency fees $2,190, which are offset against an expense reimbursement currently in effect in the amount of $100,133.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

66

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions, forward contracts and swap agreements, during the period ended October 31, 2017, amounted to $109,352,731 and $97,187,034, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2017 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, interest rate risk and commodity risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2017 are set forth in the Consolidated Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of values of equities, interest rates or as a substitute for an investment. The fund is subject to market risk and interest rate risk in the course of pursuing its investment

67

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at October 31, 2017 are set forth in Consolidated Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When

68

executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2017 are set forth in the Consolidated Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Consolidated Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Consolidated Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Consolidated Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Credit default swaps open at October 31, 2017 are set forth in the Consolidated Statement of Swap Agreements.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the following chart, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any

70

recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at October 31, 2017 are set forth in the Statement of Swap Agreements:

The following tables show the fund’s exposure to different types of market risk as it relates to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2017 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	15,129,510	[1]	Interest rate risk	(9,110,315)	[1]
Equity risk	39,965,440	[1,2]	Equity risk	(1,411,839)	[1,3]
Foreign exchange risk	27,800,787	[4]	Foreign exchange risk	(28,086,434)	[4]
Credit risk	144,234	[5]	Credit risk	-
Commodity risk	5,126,548	[1]	Commodity risk	(1,733,880)	[1]
Gross fair value of derivative contracts	88,166,519			(40,342,468)

Consolidated Statement of Assets and Liabilities location:
[1]

Includes cumulative appreciation (depreciation) on futures as reported in the Consolidated Statement of Futures, but only the unpaid variation margin is reported in the Consolidated Statement of Assets and Liabilities.

[2]	Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]	Outstanding options written, at value.
[4]	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[5]

Includes cumulative appreciation (depreciation) on swap agreements as reported in the Consolidated Statement of Swap Agreements. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Consolidated Statement of Assets and Liabilities.

71

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The effect of derivative instruments in the Consolidated Statement of Operations during the period ended October 31, 2017 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	(48,979,081)		(5,094,545)		-		-		(54,073,626)
Equity	150,825,926		(24,915,710)		-		-		125,910,216
Foreign exchange	-		-		10,515,297		-		10,515,297
Credit	-		-		-		90,745		90,745
Commodity	(6,816,847)		-		-		-		(6,816,847)
Total	95,029,998		(30,010,255)		10,515,297		90,745		75,625,785

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	(2,429,671)		5,821,210		-		-		3,391,539
Equity	24,064,916		5,165,085		-		-		29,230,001
Foreign exchange	-		-		(19,997,214)		-		(19,997,214)
Credit	-		-		-		144,234		144,234
Commodity	3,895,924		-		-		-		3,895,924
Total	25,531,169		10,986,295		(19,997,214)		144,234		16,664,484

Consolidated Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net unrealized appreciation (depreciation) on futures.
[6]	Net unrealized appreciation (depreciation) on options transactions.
[7]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Consolidated Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Consolidated Statement of Assets and Liabilities.

72

At October 31, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	57,328,936	(11,144,091)
Options	2,892,562	(1,111,943)
Forward contracts	27,800,787	(28,086,434)
Swaps	144,234	-
Total gross amount of derivative
assets and liabilities in the
Consolidated Statement of Assets and Liabilities	88,166,519	(40,342,468)
Derivatives not subject to
Master Agreements	(60,724,383)	12,781,027
Total gross amount of assets
and liabilities subject to
Master Agreements	27,442,136	(27,561,441)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2017:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Bank of America	954,229		(793,470)	-		160,759
Bank of Montreal	659,718		(659,718)	-		-
Citigroup	6,611,763		(3,654,432)	-		2,957,331
Goldman Sachs International	8,340,872		(8,340,872)	-		-
HSBC	3,649,115		(2,149,600)	-		1,499,515
Morgan Stanley Capital Services	4,641,981		(4,641,981)	-		-
Royal Bank of Canada	2,584,458		(1,667,241)	-		917,217
Total	27,442,136		(21,907,314)	-		5,534,822

73

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Bank of America	(793,470)		793,470	-		-
Bank of Montreal	(5,890,174)		659,718	4,680,000		(550,456)
Citigroup	(3,654,432)		3,654,432	-		-
Goldman Sachs International	(8,618,513)		8,340,872	277,641		-
HSBC	(2,149,600)		2,149,600	-		-
Morgan Stanley Capital Services	(4,788,011)		4,641,981	-		(146,030)
Royal Bank of Canada	(1,667,241)		1,667,241	-		-
Total	(27,561,441)		21,907,314	4,957,641		(696,486)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Consolidated Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.
† See Consolidated Statement of Investments for detailed information regarding collateral held for open futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2017:

Average Market Value ($)
Equity futures	969,344,317
Equity options contracts	4,380,635
Interest rate futures	2,112,306,358
Interest rate options contracts	3,970,077
Forward contracts	1,720,653,801
Commodity futures	144,317,520

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2017:

Average Notional Value ($)
Credit default swap agreements	2,921,538

At October 31, 2017, the cost of investments for federal income tax purposes was $1,547,427,347; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was

74

$27,162,902, consisting of $28,372,231 gross unrealized appreciation and $1,209,329 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and dozens of other entities and individuals have been named as defendants in an adversary proceeding pending in the United States Bankruptcy Court for the Southern District of New York (Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1, et al., Adv. Pro. No. 10-04609 the “Creditor Trust Action”). In addition, two separate adversary proceedings have been brought in the same Bankruptcy Court against putative defendant classes ( Weisfeiner, as Trustee of the LB Litigation Trust v. Hofman, at al., Adv. Pro No. 10-05525, the “Litigation Trust Action ”; Weisfelner, as Trustee of the LB Creditor Trust v. Reichman, et al., Adv. Pro. No. 12-1570; the “Reichman Action” and collectively with the Creditor Trust Action and the Litigation Trust Action, the “Shareholder Actions”), the fund was not specifically named as a defendant in these putative class actions.

In the Shareholder Actions, plaintiffs allege that payments made to shareholders of Lyondell Chemical Company (“Lyondell”) in connection with the acquisition of Lyondell by Basell AF S.C.A. in a cash-out merger (the “Merger”) on December 20, 2007 constitute “fraudulent transfers” under applicable law, and seek to recover from the former Lyondell shareholders the merger consideration received for their shares. The Creditor Trust and Reichman Actions assert state law claims for both intentional and constructive fraudulent transfer, while the Litigation Trust Action asserts a single claim for intentional fraudulent transfer.

On April 21, 2017, following a trial in a companion litigation brought by the Trustee of the LB Litigation Trust against Len Blavatnik and other purchasers involved in the Merger (the “Blavatnik Action”), the Bankruptcy Court granted judgment for the Blavatnik Action Defendants on the intentional and constructive fraudulent transfer claims, concluding that plaintiff had not established that the Merger left Lyondell insolvent or that Lyondell's CEO intended the merger to hinder, delay or defraud Lyondell’s creditors. Given that the Bankruptcy Court’s findings of fact in the related Blavatnik Action appeared inconsistent with plaintiffs’ allegations in the Shareholder Actions, and that plaintiffs would therefore likely be precluded from re-litigating these issues in the Shareholder Actions, plaintiffs agreed to dismiss these lawsuits.

Accordingly, on September 5, 2017, the Bankruptcy Court dismissed all three Shareholder Actions, with prejudice, and against all named and unnamed defendants. Plaintiffs consented to these dismissals, and these litigations have therefore now concluded.

75

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dynamic Total Return Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated statements of investments, investments in affiliated issuers, futures, options written, forward foreign currency exchange contracts and swap agreements, of Dynamic Total Return Fund (one of the series comprising Advantage Funds, Inc.) (the Fund) as of October 31, 2017, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Dynamic Total Return Fund at October 31, 2017, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2017

76

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports $.0294 per share as a long-term capital gain distribution paid on December 23, 2016.

77

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Peggy C. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

David P. Feldman (77)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 31

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014)

• Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

78

Ehud Houminer (77)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 52

———————

Lynn Martin (77)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Robin A. Melvin (54)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 98

———————

79

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Dr. Martin Peretz (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

80

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

81

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

82

NOTES

83

NOTES

84

NOTES

85

For More Information

Dynamic Total Return Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Mellon Capital Management
Corporation
50 Fremont Street, Suite 3900
San Francisco, CA 94105

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: AVGAX Class C: AVGCX Class I: AVGRX Class Y: AVGYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6140AR1017

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $167,665 in 2016 and $171,856 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $25,720 in 2016 and $58,126 in 2017. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $21,060 in 2016 and $14,678 in 2017. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $212 in 2016 and $434 in 2017. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,423,084 in 2016 and $32,905,415 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advantage Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    December 21, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)